As filed with the Securities and Exchange Commission on April 2, 2019

Registration No. 333-228336

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TransDigm UK Holdings plc

TransDigm Inc.

TransDigm Group Incorporated

Subsidiary Guarantors Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

3728
(Primary Standard Industrial Classification Code Number)
TransDigm UK Holdings plc England and Wales	TransDigm Inc. Delaware	TransDigm Group Incorporated Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

N/A	34-1750032	41-2101738
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Address, including zip code, and telephone number, including area code, of each of the registrants’ principal executive offices)

Kevin Stein

President and Chief Executive Officer

TransDigm Group Incorporated

1301 East 9th Street, Suite 3000

Cleveland, Ohio 44114

(216) 706-2960

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Christopher M. Kelly

Michael J. Solecki

Jones Day

901 Lakeside Avenue

Cleveland, Ohio 44114

(216) 586--3939

Approximate date of commencement of proposed sale to the public:

As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee(1)
6.875% Senior Subordinated Notes due 2026	$500,000,000	100%	$500,000,000	$60,000(2)
Guarantees of 6.875% Senior Subordinated Notes due 2026	—	—	—	—(3)

(1)	Calculated pursuant to Rule 457(f) of the Securities Act of 1933, as amended.
(2)	Previously paid.
(3)	Pursuant to Rule 457(n) of the Securities Act of 1933, as amended, no separate fee is payable for the guarantees.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SCHEDULE A

ACME AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

16-0324980

(I.R.S. Employer Identification Number)

528 W. 21ST STREET, SUITE 6

TEMPE, ARIZONA 85282

(480) 894-6864

(Address, including zip code, and

telephone number, including area code,

of principal executive offices

ADAMS RITE AEROSPACE, INC.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-4056812

(I.R.S. Employer Identification Number)

4141 NORTH PALM STREET

FULLERTON, CA 92835

(714) 278-6500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AEROCONTROLEX GROUP, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0379798

(I.R.S. Employer Identification Number)

4223 MONTICELLO BLVD

SOUTH EUCLID, OHIO 44121

(216) 291-6025

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AEROSONIC LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

74-1668471

(I.R.S. Employer Identification Number)

1212 NORTH HERCULES AVE,

CLEARWATER, FL 33765

(727) 461-3000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE ACQUISITION, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1422895

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE GLOBAL, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1422997

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1422954

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE SYSTEMS NA INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

22-3396247

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

02-0805976

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

13-3518559

(I.R.S. Employer Identification Number)

3701 WEST WARNER AVE.,

SANTA ANA, CA 92704

(714) 662-1400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

(Name as specified in its charter)

NEW JERSEY

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

22-3348756

(I.R.S. Employer Identification Number)

5800 MAGNOLIA AVE,

PENNSAUKEN, NJ 08109

(856) 663-1275

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

36-3363619

(I.R.S. Employer Identification Number)

1043 N. 47TH AVENUE PHOENIX,

ARIZONA 85043

(602) 850-2850

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AMSAFE GLOBAL HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-1268176

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ARKWIN INDUSTRIES, INC.

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

11-1696632

(I.R.S. Employer Identification Number)

686 MAIN STREET

WESTBURY, NEW YORK 11590

(516) 333-2640

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIATION TECHNOLOGIES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

04-3750236

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIONIC INSTRUMENTS LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

13-2666109

(I.R.S. Employer Identification Number)

1414 RANDOLPH AVENUE

AVENEL, NEW JERSEY 07001-2402

(732) 388-3500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVIONICS SPECIALTIES, INC.

(Name as specified in its charter)

VIRGINIA

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

54-1648275

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVTECHTYEE, INC.

(Name as specified in its charter)

WASHINGTON

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

91-0761549

(I.R.S. Employer Identification Number)

6500 MERRILL CREEK PARKWAY

EVERETT, WASHINGTON 98203

(425) 290-3100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BETA TRANSFORMER TECHNOLOGY CORPORATION

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

11-2437907

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BETA TRANSFORMER TECHNOLOGY LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

46-2885674

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BREEZE-EASTERN LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-4062211

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT-AIR CARRIER, INC.

(Name as specified in its charter)

WASHINGTON

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

91-1887382

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT ERIE AVIATION, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

25-1861935

(I.R.S. Employer Identification Number)

1317 WEST 12TH STREET ERIE, PENNSYLVANIA 16501

(814) 833-6767

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRIDPORT HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-3127247

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

BRUCE AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0658833

(I.R.S. Employer Identification Number)

101 EVANS AVENUE

DAYTON, NEVADA 89403

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CDA INTERCORP LLC

(Name as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

59-1285683

(I.R.S. Employer Identification Number)

450 GOOLSBY BLVD.

DEERFIELD, FLORIDA 33442

(954) 698-6000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CEF INDUSTRIES, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

36-2056886

(I.R.S. Employer Identification Number)

320 SOUTH CHURCH STREET

ADDISON, ILLINOIS 60101

(630) 628-2299

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CHAMPION AEROSPACE LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

58-2623644

(I.R.S. Employer Identification Number)

1230 OLD NORRIS ROAD

LIBERTY, SC 29657

(864) 843-1162

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

DATA DEVICE CORPORATION

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

11-2226748

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

DUKES AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-1368976

(I.R.S. Employer Identification Number)

9060 WINNETKA AVENUE

NORTHRIDGE, CALIFORNIA 91324

(818) 998-9811

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ELECTROMECH TECHNOLOGIES LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

94-3033701

(I.R.S. Employer Identification Number)

2600 S. CUSTER AVE.

WICHITA, KANSAS 67217

(316) 941-0400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

EXTANT COMPONENTS GROUP HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

80-0594187

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

EXTANT COMPONENTS GROUP INTERMEDIATE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

90-0583180

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HARCOSEMCO LLC

(Name as specified in its charter)

CONNECTICUT

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

06-0691144

(I.R.S. Employer Identification Number)

186 CEDAR STREET

BRANFORD, CONNECTICUT 06405

(203) 483-3700

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HARTWELL CORPORATION

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-1936254

(I.R.S. Employer Identification Number)

900 S. RICHFIELD ROAD

PLACENTIA, CALIFORNIA 92870

(714) 993-4200

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ILC HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

51-0105260

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

JOHNSON LIVERPOOL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

16-1400756

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

KIRKHILL INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

82-4505348

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MARATHONNORCO AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2707437

(I.R.S. Employer Identification Number)

8301 IMPERIAL DRIVE

WACO, TX 76712

(254) 776-0650

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE DE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-8964837

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0181650

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MCKECHNIE AEROSPACE US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-0127704

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

NORTH HILLS SIGNAL PROCESSING CORP.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

11-2203988

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

NORTH HILLS SIGNAL PROCESSING OVERSEAS
CORP.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

52-1285085

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

PEXCO AEROSPACE, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

47-3865989

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

PNEUDRAULICS, INC.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-1961299

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000,

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SCHNELLER LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

87-0802616

(I.R.S. Employer Identification Number)

6019 POWDERMILL RD.

KENT, OHIO 44240

(330) 673-1400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SEMCO INSTRUMENTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-2500600

(I.R.S. Employer Identification Number)

25700 RYE CANYON ROAD

VALENCIA, CALIFORNIA 91355

(661) 257-2000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SHIELD RESTRAINT SYSTEMS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

86-0774924

(I.R.S. Employer Identification Number)

22937 GALLATIN WAY

ELKHART, INDIANA 46514

(574) 266-8330

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SKANDIA, INC.

(Name as specified in its charter)

ILLINOIS

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

36-3799744

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SKURKA AEROSPACE INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-2042650

(I.R.S. Employer Identification Number)

4600 CALLE BOLERO, P.O. BOX 2869

CAMARILLO, CALIFORNIA 93011-2869

(805) 484-8884

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SYMETRICS INDUSTRIES, LLC

(Name as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

01-0561775

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SYMETRICS TECHNOLOGY GROUP, LLC

(Name as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-3642750

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TACTAIR FLUID CONTROLS, INC.

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

16-1286603

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TEAC AEROSPACE HOLDINGS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

30-0232168

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TEAC AEROSPACE TECHNOLOGIES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

45-0532615

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TELAIR INTERNATIONAL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

47-3558532

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TELAIR US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

47-3239760

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TEXAS ROTRONICS, INC.

(Name as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

74-2925673

(I.R.S. Employer Identification Number)

601 WEST ELIZABETH STREET

BROWNSVILLE, TEXAS 78520

(956) 571-5031

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TRANSICOIL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

26-0084182

(I.R.S. Employer Identification Number)

9 IRON BRIDGE DRIVE

COLLEGEVILLE, PENNSYLVANIA 19426

(484) 902-1100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

WHIPPANY ACTUATION SYSTEMS, LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

46-3033189

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

YOUNG & FRANKLIN INC.

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

15-0498830

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE TECHNOLOGIES CORPORATION

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3823

(Primary Standard Industrial Classification Code Number)

13-2595091

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(480) 894-6864

(Address, including zip code, and

telephone number, including area code,

of principal executive offices

SOURIAU USA, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

71-0934351

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(714) 278-6500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE INTERNATIONAL COMPANY

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3823

(Primary Standard Industrial Classification Code Number)

75-3262218

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 291-6025

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

LEACH HOLDING CORPORATION

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

6719

(Primary Standard Industrial Classification Code Number)

13-2765153

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(727) 461-3000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

LEACH INTERNATIONAL CORPORATION

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3625

(Primary Standard Industrial Classification Code Number)

95-2597177

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

LEACH TECHNOLOGY GROUP, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3841

(Primary Standard Industrial Classification Code Number)

06-1611825

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

TA AEROSPACE CO.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-0903820

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3812

(Primary Standard Industrial Classification Code Number)

20-8563146

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

CMC ELECTRONICS AURORA LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

336411

(Primary Standard Industrial Classification Code Number)

36-3503592

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ADVANCED INPUT DEVICES, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3577

(Primary Standard Industrial Classification Code Number)

82-0350830

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(714) 662-1400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE EUROPE COMPANY LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

30-0689350

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(856) 663-1275

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE GEORGIA US LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

47-2056482

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(602) 850-2850

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE FEDERAL LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

20-4660150

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ANGUS ELECTRONICS CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

551112

(Primary Standard Industrial Classification Code Number)

35-1328303

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(516) 333-2640

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

AVISTA, INCORPORATED

(Name as specified in its charter)

WISCONSIN

(State or other jurisdiction of incorporation or organization)

7371

(Primary Standard Industrial Classification Code Number)

39-1831449

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE SENSORS SERVICES AMERICAS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

93-1078151

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(732) 388-3500

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ESTERLINE TECHNOLOGIES SGIP LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3728

(Primary Standard Industrial Classification Code Number)

38-3868602

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

HYTEK FINISHES CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

3471

(Primary Standard Industrial Classification Code Number)

91-1457724

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(425) 290-3100

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

JANCO CORPORATION

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3679

(Primary Standard Industrial Classification Code Number)

95-1522466

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MASON ELECTRIC CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

91-1720628

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

NMC GROUP, INC.

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3999

(Primary Standard Industrial Classification Code Number)

95-2885589

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

NORWICH AERO PRODUCTS, INC.

(Name as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

16-1206875

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

PALOMAR PRODUCTS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

95-4547814

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(814) 833-6767

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

17111 WATERVIEW PKWY LLC

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

None

(I.R.S. Employer Identification Number)

1301 EAST 9TH STREET, SUITE 3000

CLEVELAND, OHIO, 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

KORRY ELECTRONICS CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3679

(Primary Standard Industrial Classification Code Number)

91-1458098

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(775) 246-0101

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

MEMTRON TECHNOLOGIES CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3679

(Primary Standard Industrial Classification Code Number)

91-1901140

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(954) 698-6000

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

SUNBANK FAMILY OF COMPANIES, LLC

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

52-2008070

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(630) 628-2299

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

JOSLYN SUNBANK COMPANY, LLC

(Name as specified in its charter)

CALIFORNIA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

52-2008067

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(864) 843-1162

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ARMTEC DEFENSE PRODUCTS CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3483

(Primary Standard Industrial Classification Code Number)

91-1458099

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ARMTEC COUNTERMEASURES CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

332900

(Primary Standard Industrial Classification Code Number)

48-1266479

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(818) 998-9811

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

ARMTEC COUNTERMEASURES TNO CO.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

3345111

(Primary Standard Industrial Classification Code Number)

03-0464242

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(316) 941-0400

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

RACAL ACOUSTICS, INC.

(Name as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or

organization)

1742

(Primary Standard Industrial Classification Code Number)

74-3154816

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

GAMESMAN INC.

(Name as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or

organization)

3728

(Primary Standard Industrial Classification Code Number)

27-2894514

(I.R.S. Employer Identification Number)

1301 EAST 9th STREET, SUITE 3000

CLEVELAND, OH 44114

(216) 706-2960

(Address, including zip code, and

telephone number, including area code,

of principal executive offices)

The information in this prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated April 2, 2019

PROSPECTUS

TransDigm UK Holdings plc

OFFER TO EXCHANGE

Up to $500,000,000 aggregate principal amount of its 6.875% Senior Subordinated Notes due 2026 registered under the Securities Act of 1933 for

any and all of its outstanding 6.875% Senior Subordinated Notes due 2026 that were issued on May 8, 2018

•

We are offering to exchange new registered 6.875% senior subordinated notes due 2026, which we refer to herein as the exchange notes, for all of our outstanding unregistered 6.875% senior subordinated notes due 2026 that were issued on May 8, 2018, which we refer to herein as the original notes.

•	We refer herein to the original notes and exchange notes, collectively, as the notes.

•	The exchange offer expires at 5:00 p.m., New York City time, on , 2019, unless extended. The exchange offer is subject to customary conditions that we may waive.

•	All outstanding original notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer will be exchanged for the exchange notes.

•	Tenders of outstanding notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date of the exchange offer.

•	We believe that the exchange of original notes for exchange notes should not be a taxable exchange for U.S. federal income tax purposes.

•	We will not receive any proceeds from the exchange offer.

•

The terms of the exchange notes to be issued are substantially identical to the terms of the original notes, except that the exchange notes will not have transfer restrictions and you will not have registration rights.

•	If you fail to tender your original notes, you will continue to hold unregistered securities and it may be difficult for you to transfer them.

•

There is no established trading market for the exchange notes. It is intended that an application will be made to the Irish Stock Exchange trading as Euronext Dublin for the admission of the exchange notes to the Official List and trading on the Global Exchange Market of Euronext Dublin. The Global Exchange Market is not a regulated market for the purposes of Directive 2004/39/EC. There is no assurance that the exchange notes will be listed on the Official List of Euronext Dublin or admitted to trading on the Global Exchange Market.

See “Risk Factors” beginning on page 10 for a discussion of matters you should consider before you participate in the exchange offer.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                    .

This prospectus incorporates important business and financial information about us that is not included or delivered with this prospectus. We will provide this information to you at no charge upon written or oral request directed to Investor Relations, TransDigm Group Incorporated, 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 (telephone number (216) 706-2945). In order to ensure timely delivery of this information, any request should be made by                 , five business days prior to the expiration date of the exchange offer.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus in connection with the exchange offer. If given or made, such information or representations must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implications that there has not been any change in the facts set forth in this prospectus or in our affairs since the date hereof.

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. The letter of transmittal accompanying this prospectus states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933, as amended, or the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of the exchange notes received in exchange for original notes where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration of the exchange offer, we will make this prospectus available to any broker-dealer for use in connection with any such resales. See “Plan of Distribution.”

i

NOTICE TO INVESTORS

This prospectus contains summaries of the terms of certain agreements that we believe to be accurate in all material respects. However, we refer you to the actual agreements for complete information relating to those agreements. All summaries of such agreements contained in this prospectus or incorporated by reference into this prospectus are qualified in their entirety by this reference. To the extent that any such agreement is attached as an exhibit to this registration statement, we will make a copy of such agreement available to you upon request.

The notes will be available in book-entry form only. The notes exchanged pursuant to this prospectus will be issued in the form of one or more global certificates, which will be deposited with, or on behalf of, The Depository Trust Company, or DTC, and registered in its name or in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be shown on, and transfer of the global certificates will be effected only through, records maintained by DTC and its participants, including Clearstream Banking, S.A., or Clearstream, and Euroclear Bank S.A./N.V., as operator of the Euroclear System, or Euroclear. After the initial issuance of the global certificates, notes in certificated form will be issued in exchange for global certificates only in the limited circumstances set forth in the indenture, dated as of May 8, 2018, governing the notes, which we refer to herein as the indenture. See “Book-Entry, Delivery and Form.”

NOTICE TO INVESTORS IN THE EUROPEAN ECONOMIC AREA

The exchange notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area, or the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended, or MiFID II; (ii) a customer within the meaning of Directive 2002/92/EC, as amended, or the Insurance Mediation Directive, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC, as amended, or the Prospectus Directive. Consequently no key information document required by Regulation (EU) No 1286/2014, as amended, or the PRIIPs Regulation, for offering or selling the notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

NOTICE TO INVESTORS IN THE UNITED KINGDOM

This document and any other material in relation to the exchange notes described herein are only being distributed to, and are only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive (and amendments thereto) and Section 86(7) of the Financial Services and Markets Act 2000 (United Kingdom), as amended, or the FSMA, that are also (i) investment professionals falling within Article 19(5) of the FSMA (Financial Promotion) Order 2005, as amended, or the Order, or (ii) persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Order or (iii) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any notes may be communicated or caused to be communicated in circumstances in which Section 21(1) of the FSMA does not apply to us (all such persons together being referred to as relevant persons). The exchange notes are only available to, and any invitation, offer or agreement to purchase or otherwise acquire such exchange notes will be engaged only with, relevant persons. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents. The exchange notes are not being offered or sold to any person in the United Kingdom, except in circumstances which will not result in an offer of securities to the public in the United Kingdom within the meaning of Part VI of the FSMA.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus and in documents we file with the Securities and Exchange Commission, or the SEC, that are incorporated by reference in this prospectus. This summary may not contain all of the information that may be important to you. You should read the entire prospectus and the information incorporated by reference in this prospectus carefully, including the financial statements and the related notes incorporated by reference in this prospectus, before you decide to participate in the exchange offer. This prospectus contains forward-looking statements, which involve risks and uncertainties. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those discussed in the “Risk Factors” and other sections of this prospectus and in the documents incorporated by reference in this prospectus. Unless the context otherwise requires, references in this prospectus to “we,” “us,” “our” and “the Company” refer to TransDigm Group Incorporated, TransDigm Inc. and its subsidiaries, including TransDigm UK Holdings plc.

Our Company

We believe we are a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today. Our business is well diversified due to the broad range of products we offer to our customers. We estimate that about 90% of our net sales for fiscal year 2018 were generated by proprietary products. In addition, for fiscal year 2018, we estimate that we generated about 80% of our net sales from products for which we are the sole source provider.

Most of our products generate significant aftermarket revenue. Once our parts are designed into and sold on a new aircraft, we generate net sales from aftermarket consumption over the life of that aircraft, which is generally estimated to be approximately 25 to 30 years. A typical platform can be produced for 20 to 30 years, giving us an estimated product life cycle in excess of 50 years. We estimate that approximately 60% of our net sales in fiscal year 2018 were generated from aftermarket sales, the vast majority of which came from the commercial and military aftermarkets. These aftermarket revenues have historically produced a higher gross margin and been more stable than sales to original equipment manufacturers, or OEMs.

We primarily design, produce and supply highly engineered proprietary aerospace components (and certain systems/subsystems) with significant aftermarket content. We seek to develop highly customized products to solve specific needs for aircraft operators and manufacturers. We attempt to differentiate ourselves based on engineering, service and manufacturing capabilities. We typically choose not to compete for non-proprietary “build to print” business because it frequently offers lower margins than proprietary products. We believe that our products have strong brand names within the industry and that we have a reputation for high quality, reliability and customer support.

Our business is well diversified due to the broad range of products that we offer to our customers. Some of our more significant product offerings, substantially all of which are ultimately provided to end-users in the aerospace industry, include mechanical/electro-mechanical actuators and controls, ignition systems and engine technology, specialized pumps and valves, power conditioning devices, specialized AC/DC electric motors and generators, NiCad batteries and chargers, engineered latching and locking devices, rods and locking devices, engineered connectors and elastomers, databus and power controls, cockpit security components and systems, specialized cockpit displays, aircraft audio systems, specialized lavatory components, seat belts and safety restraints, engineered interior surfaces and related components, lighting and control technology, military personnel parachutes, high performance hoists, winches and lifting devices, and cargo loading, handling and delivery systems.

Our customers include: (1) distributors of aerospace components; (2) worldwide commercial airlines, including national and regional airlines; (3) large commercial transport and regional and business aircraft OEMs; (4) various armed forces of the United States and friendly non-U.S. governments; (5) defense OEMs; (6) system suppliers; and (7) various other industrial customers. For the year ended September 30, 2018, Airbus S.A.S. (which includes Satair A/S, a distributor of commercial aftermarket parts to airlines throughout the world) accounted for approximately 11% of our net sales and The Boeing Company (which includes Aviall, Inc., also a distributor of commercial aftermarket parts to airlines throughout the world) accounted for approximately 10% of our net sales. Our top ten customers for fiscal year 2018 accounted for approximately 43% of our net sales. Products supplied to many of our customers are used on multiple platforms.

Recent Developments

On February 13, 2019, TransDigm Inc. issued in private offerings to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States under Regulation S under the Securities Act: (i) $4.0 billion combined aggregate principal amount of 6.25% senior secured notes due 2026, or the secured notes, which consisted of $3.8 billion aggregate principal amount of secured notes at an issue price of 100% of the principal amount thereof that TransDigm Inc. agreed to sell on January 30, 2019 and $200 million aggregate principal amount of secured notes at an issue price of 101% of the principal amount thereof that TransDigm Inc. agreed to sell on February 1, 2019; and (ii) $550 million aggregate principal amount of 7.50% senior subordinated notes due 2027, or the 2027 notes, at an issue price of 100% of the principal amount thereof. The secured notes and the 2027 notes are guaranteed, with certain exceptions, by TransDigm Group Incorporated and TransDigm UK Holdings plc and certain of TransDigm Inc.’s existing and future U.S. subsidiaries on a senior secured basis and senior subordinated basis, respectively. The secured notes are secured by a first-priority security interest in substantially all the assets of TransDigm Inc., TransDigm Group Incorporated and TransDigm UK Holdings plc and each other guarantor on an equal and ratable basis with any other existing and future senior secured debt, including indebtedness under TransDigm Inc.’s senior secured credit facilities.

TransDigm Inc. used the net proceeds from the offerings of the secured notes to fund the purchase price for its acquisition, or the Esterline Acquisition, of all of the outstanding stock of Esterline Technologies Corporation, or Esterline, which closed on March 14, 2019. TransDigm Inc. used the net proceeds from the offering of the 2027 notes, along with cash on hand, to redeem all of its outstanding 5.50% Senior Subordinated Notes due 2020, or the 2020 notes.

We refer to the Esterline Acquisition and the related transactions, including the offerings of the secured notes, the use of the proceeds thereof and the redemption of Esterline’s outstanding 3.625% Senior Notes due 2023, along with the offering of the 2027 notes, the use of proceeds thereof, along with cash on hand, to redeem all of the outstanding 2020 notes and the exchange offer, collectively, as the 2019 Transactions

Summary of the Exchange Offer

On May 8, 2018, we issued the original notes in a transaction exempt from registration under the Securities Act. In connection with the offering of the original notes, we entered into a registration rights agreement, dated as of May 8, 2018, relating to the notes, which we refer to herein as the registration rights agreement, with the initial purchasers of the notes. In the registration rights agreement, we agreed to offer the exchange notes, which will be registered under the Securities Act, in exchange for the original notes. The exchange offer is intended to satisfy our obligations under the registration rights agreement. We also agreed to deliver this prospectus to the holders of the original notes. You should read the discussions under the headings “Prospectus Summary—Summary of the Terms of the Exchange Notes—Description of the Exchange Notes” for information regarding the exchange notes.

The Exchange Offer

This is an offer to exchange, in minimum denominations of $200,000 and multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. The exchange notes are substantially identical to the original notes, except that the exchange notes generally will be freely transferable. Based upon interpretations by the staff of the SEC, set forth in no action letters issued to unrelated third parties, we believe that you can transfer the exchange notes without complying with the registration and prospectus delivery provisions of the Securities Act if you:

•  acquire the exchange notes in the ordinary course of your business;

•  are not and do not intend to become engaged in a distribution of the exchange notes;

•  are not an “affiliate” (within the meaning of the Securities Act) of ours;

•  are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes from us or our affiliates; and

•  are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes in a transaction as part of its market-making or other trading activities.

If any of these conditions are not satisfied and you transfer any exchange note without delivering a proper prospectus or without qualifying for a registration exemption, you may incur liability under the Securities Act. See “The Exchange Offer—Purpose of the Exchange Offer.”

Registration Rights Agreement	Under the registration rights agreement, we have agreed to use our reasonable best efforts to consummate the exchange offer or cause the original notes to be registered under the Securities Act to permit resales. If we are not in compliance with our obligations under the registration rights agreement, liquidated damages will accrue on the original notes in addition to the interest that otherwise is due on the original notes. If the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on the original notes. The exchange notes will not contain any provisions regarding the payment of liquidated damages. See “The Exchange Offer—Liquidated Damages.”

Minimum Condition	The exchange offer is not conditioned on any minimum aggregate principal amount of original notes being tendered in the exchange offer.

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2019, unless we extend it.

Exchange Date	We will accept original notes for exchange at the time when all conditions of the exchange offer are satisfied or waived. We will deliver the exchange notes promptly after we accept the original notes.

Conditions to the Exchange Offer	Our obligation to complete the exchange offer is subject to certain conditions. See “The Exchange Offer—Conditions to the Exchange Offer.” We reserve the right to terminate or amend the exchange offer at any time prior to the expiration date upon the occurrence of certain specified events.

Withdrawal Rights	You may withdraw the tender of your original notes at any time before the expiration of the exchange offer on the expiration date. Any original notes not accepted for any reason will be returned to you without expense as promptly as practicable after the expiration or termination of the exchange offer.

Procedures for Tendering Original Notes	See “The Exchange Offer—How to Tender.”

United States Federal Income Tax Consequences	We believe that the exchange of the original notes for the exchange notes will not be a taxable exchange for U.S. federal income tax purposes and that holders will not recognize any taxable gain or loss as a result of such exchange. See “Certain U.S. Federal Income Tax Considerations.”

United Kingdom Tax Considerations	We believe that the exchange of the original notes for the exchange notes will not be a taxable exchange for United Kingdom tax purposes and that holders will not recognize any taxable gain or loss as a result of such exchange. See “Certain United Kingdom Tax Considerations.”

Effect on Holders of Original Notes

If the exchange offer is completed on the terms and within the period contemplated by this prospectus, holders of original notes will have no further registration or other rights under the registration rights agreement, except under limited circumstances. See “The Exchange Offer—Other.”

Holders of original notes who do not tender their original notes will continue to hold those original notes. All untendered, and tendered but unaccepted original notes, will continue to be subject to the transfer restrictions provided for in the original notes and the indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market for the original notes could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer,” “Risk Factors—Risks associated with the Exchange Offer—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer” and “The Exchange Offer—Other.”

Appraisal Rights	Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the indenture. See “The Exchange Offer—Terms of the Exchange Offer.”

Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.

Exchange Agent	The Bank of New York Mellon Trust Company, N.A., the trustee under the indenture, is serving as the exchange agent in connection with this exchange offer.

Summary of the Terms of the Exchange Notes

Issuer	TransDigm UK Holdings plc, or the Issuer.

Exchange Notes	$500,000,000 aggregate principal amount of 6.875% Senior Subordinated Notes due 2026.

Maturity Date	The notes will mature on May 15, 2026.

Interest	The interest on the notes will accrue at 6.875% per annum, payable semiannually in arrears on May 15 and November 15 and commencing on November 15, 2018.

Guarantees	The notes are fully and unconditionally guaranteed, jointly and severally and on an unsecured senior subordinated basis, by TransDigm Inc., the indirect parent company of the Issuer, TransDigm Group Incorporated, or TD Group, the publicly traded parent company of TransDigm Inc., and, other than immaterial subsidiaries, all of TD Group’s existing and future U.S. subsidiaries. TD Group’s non-U.S. subsidiaries do not guarantee the notes. As of the date of this prospectus, other than the Issuer, TD Group had 66 foreign subsidiaries (46 of which have immaterial tangible assets and liabilities (excluding intercompany debt)). See “Description of the Exchange Notes—Ranking—Liabilities of Subsidiaries versus Notes and Guarantees.”

Ranking

The exchange notes will be our unsecured senior subordinated obligations. After giving effect to the 2019 Transactions, the exchange notes and guarantees will rank:

•  junior to all of our and the guarantors’ existing and future senior indebtedness, including any borrowings under TransDigm Inc.’s senior secured credit facilities, amounts outstanding under TransDigm Inc.’s A/R Facility (as defined below) and the secured notes;

•  equally in right of payment with any of our and the guarantors’ existing and future senior subordinated indebtedness, including TransDigm Inc.’s $1,150 million aggregate principal amount of 2022 notes issued in June 2014, which we refer to herein as the 2022 notes, TransDigm Inc.’s $1,200 million aggregate principal amount of 2024 notes issued in June 2014, which we refer to herein as the 2024 notes, TransDigm Inc.’s $450 million aggregate principal amount of 2025 notes issued in May 2015 and $300 million aggregate principal amount of 2025 notes issued in February 2017, which we refer to herein, collectively, as the 2025 notes, TransDigm Inc.’s $950 million aggregate principal amount of 2026 notes issued in June 2016, which we refer to herein as the 2026 notes, and the 2027 notes; and

•  senior in right of payment to any of our and the guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the notes.

As of December 29, 2018, on a pro forma basis after giving effect to the 2019 Transactions, the notes would have ranked junior in right of payment to $11.9 billion of our senior indebtedness, $11.6 billion of which was secured by substantially all of the assets of TransDigm Inc. and the guarantors and $300 million of which consisted of amounts outstanding under TransDigm Inc.’s A/R Facility, which was secured by the trade receivables underlying such facility. None of the foregoing amounts of indebtedness reflect amounts that may be drawn in the future from time to time under TransDigm Inc.’s senior secured credit facilities and A/R Facility, which would also be so secured and rank senior in right of payment to the notes.

In addition, after giving effect to the 2019 Transactions the terms of the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the secured notes would permit us and the guarantors to incur additional senior debt, which could include secured debt.

Optional Redemption	We may at our option redeem the notes at any time and from time to time after issuance, in whole or in part, in cash at the redemption prices described in this prospectus, plus accrued and unpaid interest to the date of redemption. See “Description of the Exchange Notes—Redemption.”

Optional Redemption for Tax Reasons	We may redeem the notes in whole, but not in part, at any time, if as a result of any changes in tax laws or our interpretation, we become obliged to pay any Additional Amounts (as defined in “Description of the Exchange Notes—Additional Amounts”). If we decide to redeem the notes following such change, we must redeem the notes at a price equal to the principal amount of the notes plus accrued and unpaid interest to the date of redemption. See “Description of the Exchange Notes—Optional Redemption for Tax Reasons

Additional Amounts	All payments made by us or any guarantor with respect to the notes or guarantees will be made without withholding or deduction for taxes unless required by law. If we or any guarantor are required by law to withhold or deduct for such taxes with respect to a payment to the holders of notes, we or the applicable guarantor, as the case may be, will pay such Additional Amounts necessary so that the net amount received by any holder of notes after the withholding or deduction is not less than the amount that such holder would have received in the absence of the withholding or deduction, subject to certain exceptions. See “Description of the Exchange Notes—Additional Amounts

Change of Control	If a change of control event occurs, each holder of notes will have the right to require us to purchase all or a portion of its notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to the date of purchase. See “Description of the Exchange Notes—Change of Control.”

Certain Covenants

The indenture governing the notes contains covenants that, among other things, limit the ability of TransDigm Inc. and its restricted subsidiaries to:

•  incur or guarantee additional indebtedness or issue preferred stock;

•  pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt;

• make investments; • sell assets; • enter into agreements that restrict distributions or other payments from restricted subsidiaries to TransDigm Inc.;

•  incur or suffer to exist liens securing indebtedness;

•  consolidate, merge or transfer all or substantially all of our assets;

•  engage in transactions with affiliates;

•  create unrestricted subsidiaries; and

•  engage in certain business activities.

The limitations are subject to a number of important qualifications and exceptions, including a qualification that, upon the achievement and maintenance of a specified financial threshold, most of the limitations on the ability of TransDigm Inc. and its restricted subsidiaries to pay distributions on or redeem or repurchase capital stock, repurchase subordinated debt or make investments will not apply. See “Description of the Exchange Notes—Certain Covenants.”

Covenant Suspension

At any time when the notes are rated investment grade by Moody’s Investors Service, Inc., or Moody’s Investors Service, and S&P Global Ratings, a division of S&P Global Inc., or S&P Global Ratings, and no default has occurred and is continuing under the indenture, TransDigm Inc. and its restricted subsidiaries will not be subject to many of the foregoing covenants with respect to the notes. However, if TransDigm Inc. and its restricted subsidiaries are not subject to such covenants and, on any subsequent date, one or both of such rating agencies withdraws its investment grade ratings assigned to such notes or downgrades the rating assigned to such notes below an investment grade rating, or if a default or event of default occurs and is continuing, then TransDigm Inc. and its restricted subsidiaries will again become subject to such covenants. See “Description of the Exchange Notes—Certain Covenants.”

In addition, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service and S&P Global Ratings, and such entity files current and periodic reports with the SEC, the requirement in the indenture governing the notes that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”

Listing	It is intended that application will be made to the Irish Stock Exchange trading as Euronext Dublin for the exchange notes to be admitted to the Official List and trading on the Global Exchange Market of Euronext Dublin. The Global Exchange Market is not a regulated market for the purposes of Directive 2004/39/EC. There is no assurance that the exchange notes will be listed on the Official List of Euronext Dublin or admitted to trading on the Global Exchange Market thereof.

Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.

Trustee	The Bank of New York Mellon Trust Company, N.A. is the trustee for the holders of the notes.

Governing Law	The notes, the indenture and the other documents for the offering of the exchange notes are governed by the laws of the State of New York.

For additional information about the notes, see the section of this prospectus entitled “Description of the Exchange Notes.”

Regulatory Approvals

Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.

Risk Factors

Participating in the exchange offer involves certain risks. You should carefully consider the information under “Risk Factors” and in Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2018 and all other information included or incorporated by reference in this prospectus before participating in the exchange offer.

Principal Offices

Our executive offices are located at 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 and our telephone number is (216) 706-2960. Our website address is http://www.transdigm.com. Our website and the information contained on, or that can be accessed through, our website are not part of this prospectus.

RISK FACTORS

Participating in the exchange offer involves risks. You should carefully consider the risks described below and in Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2018, together with the other information contained or incorporated by reference in this prospectus, before you decide to participate in the exchange offer. Any of the following risks, as well as other risks and uncertainties, could harm the value of the notes, directly, or our business and financial results, and thus indirectly cause the value of the notes to decline. The risks described below are not the only ones that could impact our company or the value of the notes. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially and adversely affect our business, financial condition or results of operations. As a result of any of these risks, known or unknown, you may lose all or part of your investment in the notes.

Risks Relating to the Notes

Our substantial indebtedness could adversely affect our financial health and could harm our ability to react to changes in our business and prevent us from fulfilling our obligations under our indebtedness, including the notes.

We have a significant amount of indebtedness. As of December 29, 2018, our total indebtedness, excluding approximately $16.1 million of letters of credit outstanding, was approximately $12.9 billion, which was approximately 115% of our total book capitalization as a result of our prior year special dividends being funded, in part, with indebtedness and the addition of approximately $1.1 billion in net new incremental borrowings during fiscal 2018. As of December 29, 2018, on a pro forma basis after giving effect to the 2019 Transactions, our outstanding indebtedness would have been approximately $16.9 billion. Accordingly, indebtedness would represent approximately 112% of our total capitalization as of December 29, 2018 on a pro forma basis after giving effect to the 2019 Transactions.

Our substantial level of indebtedness increases the possibility that we may be unable to generate cash sufficient to pay, when due, the principal of, interest on or other amounts due in respect of our indebtedness, including the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the secured notes. Our substantial debt could also have other important consequences to investors. For example, it could:

•	increase our vulnerability to general economic downturns and adverse competitive and industry conditions;

•	increase the risk we are subjected to downgrade or put on a negative watch by the ratings agencies;

•

require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital requirements, capital expenditures, acquisitions, research and development efforts and other general corporate purposes;

•	limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•	place us at a competitive disadvantage compared to competitors that have less debt; and

•

limit, along with the financial and other restrictive covenants contained in the documents governing our indebtedness, among other things, our ability to borrow additional funds, make investments and incur liens.

In addition, all of our debt under the senior secured credit facilities, which, as of December 29, 2018, included $7.6 billion in term loans, $583.9 million of commitments under our revolving loan facility that remained undrawn and the $350 million A/R Facility, which had $50 million in unused capacity, bears interest at floating rates. Accordingly, in the event that interest rates increase, our debt service expense will also increase. At December 29, 2018, four interest rate swap agreements were in place to hedge the variable interest rates on the Tranche G term loans for a fixed rate based on an aggregate notional amount of $500 million through December 31, 2021, on an aggregate notional amount of $400 million through September 30, 2022, on an aggregate notional amount of $900 million from December 31, 2021 through June 28, 2024 and on an aggregate notional amount of $400 million from September 30, 2022 through June 28, 2024. Also, one interest rate cap agreement was in place to offset the variable interest rates on the Tranche G term loans based on an aggregate notional amount of $400 million through December 30, 2021. At December 29, 2018, three interest rate swap agreements were in place to hedge the variable interest rates on the Tranche F term loans for a fixed rate based on an aggregate notional amount of $1,000 million through June 28, 2019, on an aggregate notional amount of $1,000 million from June 28, 2019 through June 30, 2021 and on an aggregate notional amount of $1,400 million from June 30, 2021 through March 31, 2023. Also, one interest rate cap agreement was in place to offset the variable interest rates on the Tranche F term loans based on an aggregate notional amount of $400 million through June 30, 2021. At December 29, 2018, four interest rate swap agreements were in place to hedge the variable interest rates on the Tranche E term loans for a fixed rate based on an aggregate notional amount of $750 million through June 30, 2020, on an aggregate notional amount of $500 million through March 31, 2025, on an aggregate notional amount of $750 million from June 30, 2020 through June 30, 2022 and on an aggregate notional amount of $1,500 million from June 30, 2022 through March 31, 2025. Finally, two interest rate cap agreements were in place to offset the variable interest rates on the Tranche E term loans based on an aggregate notional amount of $750 million through June 30, 2020 and on an aggregate notional amount of $750 million from June 30, 2020 through June 30, 2022. We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital.

Despite current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt. This could further exacerbate the risks associated with our substantial leverage.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future. For example, as of December 29, 2018, after giving effect to the 2019 Transactions we would have had approximately $583.9 million of unused commitments under our revolving loan facility and $50 million of unused capacity under our A/R Facility (with the availability of such capacity being dependent on the amount of our outstanding trade receivables). Although the indentures governing the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and our senior secured credit facilities contain restrictions on the incurrence of additional indebtedness, these restrictions are subject to a number of significant qualifications and exceptions, and the indebtedness incurred in compliance with these qualifications and exceptions could be substantial. Upon consummation of the 2019 Transactions, we expect to have capacity to incur additional indebtedness, which could be in the form of senior secured indebtedness.

Any additional borrowings could be senior to the notes and the related guarantees. If we incur additional debt, the risks associated with our substantial leverage would increase.

To service our indebtedness, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control, and any failure to meet our debt service obligations could harm our business, financial condition and results of operations.

Our ability to make payments on and to refinance our indebtedness, including the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes, amounts borrowed under the senior secured credit facilities and amounts due under our A/R Facility, and to fund our operations, will depend on our ability to generate cash in the future, which, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.

We cannot assure you, however, that our business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized on schedule or at all or that future borrowings will be available to us under the senior secured credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness, including the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes, amounts borrowed under the senior secured credit facilities and amounts due under our A/R Facility, or to fund our other liquidity needs. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital. We cannot assure you that any of these remedies could, if necessary, be effected on commercially reasonable terms, or at all. Our ability to restructure or refinance our debt will depend on the condition of the capital markets and our financial condition at such time. Any refinancing of our debt could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. The terms of existing or future debt instruments, the indentures governing the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the secured notes and the senior secured credit facilities may restrict us from adopting any of these alternatives. In addition, any failure to make payments of interest and principal on our outstanding indebtedness on a timely basis would likely result in a reduction of our credit rating, which could harm our ability to incur additional indebtedness on acceptable terms and would otherwise adversely affect the notes.

Repayment of our debt, including the notes, is dependent on cash flow generated by our subsidiaries.

Our subsidiaries own a significant portion of our assets and conduct a significant portion of our operations. Accordingly, repayment of our indebtedness, including the notes, is dependent, to a significant extent, on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Unless they are guarantors of the notes, our subsidiaries do not have any obligation to pay amounts due on the notes or to make funds available for that purpose. Our subsidiaries may not be able to, or may not be permitted to, make distributions to enable us to make payments in respect of our indebtedness, including the notes. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. While the indenture governing the notes limits the ability of our subsidiaries to incur consensual restrictions on their ability to pay dividends or make other intercompany payments to us, these limitations are subject to certain qualifications and exceptions. In the event that we do not receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the notes.

The terms of the senior secured credit facilities and the indentures relating to the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and the notes may restrict our current and future operations, particularly our ability to respond to changes or to take certain actions.

Our senior secured credit facilities and the indentures governing the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and the notes contain a number of restrictive covenants that impose significant operating and financial restrictions on the Company and may limit our ability to engage in acts that may be in our long-term best interests. The senior secured credit facilities and indentures include covenants restricting, among other things, our ability to (subject, in each case, to certain important exceptions):

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay distributions on, redeem or repurchase our capital stock or redeem or repurchase our subordinated debt;

•	make investments;

•	sell assets;

•	enter into agreements that restrict distributions or other payments from our restricted subsidiaries to us;

•	incur or allow to exist liens;

•	consolidate, merge or transfer all or substantially all of our assets;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	engage in certain business activities.

While, as noted above, the indentures restrict our ability to pay distributions on, redeem or repurchase our capital stock or redeem or repurchase our subordinated debt, we may take such actions pursuant to certain exceptions, including the ability to do so through capacity that builds up based, generally, on 50% of the amount of our consolidated net income earned from October 1, 2010. Moreover, we may also take such actions at any time when, after giving effect to such actions, our fixed charge coverage ratio exceeds 2.0 to 1.0.

In addition, if the usage of our revolving loan facility exceeds 25% of the total revolving commitments, we will be required to maintain a maximum consolidated net leverage ratio of net debt, as defined, to trailing four quarter Consolidated EBITDA (as defined in the agreement governing the revolving credit facility).

A breach of any of these covenants could result in a default under the senior secured credit facilities or the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and the notes. If any such default occurs, the lenders under the senior secured credit facilities and the holders of the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and the notes may elect to declare all outstanding borrowings, together with accrued interest and other amounts payable thereunder, to be immediately due and payable. The lenders under the senior secured credit facilities also have the right in these circumstances to terminate any commitments they have to provide further borrowings. In addition, following an event of default under the senior secured credit facilities or the secured notes, the lenders thereunder or the holders thereof, as applicable, will have the right to proceed against the collateral granted to them to secure the debt, which includes our available cash, and they will also have the right to prevent us from making debt service payments on the notes. If the debt under the senior secured credit facilities, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes or the notes were to be accelerated, we cannot assure you that our assets would be sufficient to repay in full the notes and our other debt.

Many of the covenants in the indenture governing the notes will not be applicable during any period when the notes are rated investment grade by Moody’s Investors Service and S&P Global Ratings and no default has occurred and is continuing.

Many of the covenants contained in the indenture governing the notes will not apply during any period when the notes are rated investment grade by both Moody’s Investors Service and S&P Global Ratings and no default has occurred and is continuing. These covenants restrict, among other things, the ability of TransDigm Inc. and its restricted subsidiaries to incur or guarantee additional indebtedness or issue preferred stock, to pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, sell assets, consolidate, merge or transfer all or substantially all of our assets and enter into certain other transactions. We cannot predict if the notes will ever be rated investment grade or, if they are in the future rated investment grade, that the notes will maintain such rating. However, suspension of these covenants would allow TransDigm Inc. and its restricted subsidiaries to engage in certain actions that would not have been permitted were these covenants in force, and the effects of any such actions that TransDigm Inc. and its restricted subsidiaries take while these covenants are not in force will be permitted to remain in place even if the notes are subsequently downgraded below investment grade and the covenants are reinstated.

Your right to receive payments on the notes will be subordinated to the borrowings under the senior secured credit facilities and A/R Facility and possibly all of our future borrowings. Further, the guarantees of the notes are junior in right of payment to all of the guarantors’ existing senior indebtedness and possibly to all of the guarantors’ future borrowings.

The notes and the guarantees rank in right of payment behind all of our and the guarantors’ existing senior indebtedness, including borrowings under the senior secured credit facilities and A/R Facility, and will rank in right of payment behind all of our and the guarantors’ future borrowings, in each case, except any future indebtedness that expressly provides that it ranks equal in right of payment with, or junior in right of payment to, the notes and the guarantees, as applicable. We also may be able to incur substantial additional indebtedness, including senior indebtedness, in the future.

As a result of this subordination, upon any distribution to our creditors or the creditors of the guarantors in a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors or our or their property, the holders of our senior debt and the senior debt of the guarantors will be entitled to be paid in full and in cash before any payment may be made with respect to the notes or the guarantees.

In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors, holders of the notes will participate with the trade creditors and all other holders of our and the guarantors’ senior subordinated indebtedness in the assets remaining after we and the guarantors have paid all of the senior indebtedness. However, because each indenture governing the notes requires that amounts otherwise payable to holders of the notes in a bankruptcy or similar proceeding be paid to holders of senior indebtedness instead, holders of the notes may receive less, ratably, than holders of trade payables or other unsecured, unsubordinated creditors in any such proceeding. In any of these cases, we and the guarantors may not have sufficient funds to pay all of our creditors, and holders of the notes may receive less, ratably, than the holders of senior indebtedness.

The notes are not secured by our assets or those of the guarantors, and the lenders under our senior secured credit facilities and A/R Facility will be entitled to remedies available to a secured lender, which gives them priority over you to collect amounts due to them.

In addition to being contractually subordinated in right of payment to all our existing and future senior debt, the notes and the guarantees will not be secured by any of our assets or any of the assets of the guarantors. Our obligations under the senior secured credit facilities are secured by, among other things, a first priority pledge of all of TransDigm Inc.’s and its subsidiaries’ capital stock (subject to customary exceptions), substantially all of our assets and substantially all of the assets of the guarantors. In addition, our obligations under our A/R Facility are secured by the assets underlying such facility. If we become insolvent or are liquidated, or if payment under the senior secured credit facilities or A/R Facility or in respect of any other secured indebtedness is accelerated, the lenders under the senior secured credit facilities or A/R Facility or the holders of other secured indebtedness will be entitled to exercise the remedies available to a secured lender under applicable law (in addition to any remedies that may be available under the documents pertaining to the senior secured credit facilities or A/R Facility or other secured debt). Upon the occurrence of any default under the senior secured credit facilities (and even without accelerating the indebtedness under the senior secured credit facilities), the lenders may be able to prohibit the payment of the notes and guarantees either by limiting our ability to access our cash flow or under the subordination provisions contained in the indenture governing the notes. Moreover, the special purpose entity, or SPE, established in connection with our A/R Facility that holds the trade receivables underlying such facility is a separate legal entity, is not a guarantor, and has its own separate creditors who, upon the termination of our A/R Facility, will have the right to receive the assets of the SPE and such assets will not be available to satisfy obligations under the notes or the guarantees. See “Description of the Exchange Notes—Ranking—Subordination; Payment of Notes” and “Description of Other Indebtedness—A/R Facility.”

Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.

Our issuance of the notes and the issuance of the guarantees by the guarantors may be subject to review under federal and state fraudulent transfer and conveyance statutes if a bankruptcy, liquidation or reorganization case or a lawsuit, including circumstances in which bankruptcy is not involved, were commenced at some future date by, or on behalf of, our unpaid creditors or unpaid creditors of the guarantors. While the relevant laws may vary from state to state, under such laws, the issuance of the notes and the guarantees and the application of the proceeds therefrom will be a fraudulent conveyance if (1) we issued the notes and the guarantees with the intent of hindering, delaying or defrauding creditors or (2) we or any of the guarantors, as applicable, received less than reasonably equivalent value or fair consideration in return for issuing either the notes or a guarantee, and, in the case of clause (2) only, one of the following is true:

•	we or any of the guarantors were or was insolvent, or rendered insolvent, by reason of such transactions;

•	we or any of the guarantors were or was engaged in a business or transaction for which our or the applicable guarantor’s assets constituted unreasonably small capital; or

•	we or any of the guarantors intended to, or believed that we or it would, be unable to pay debts as they matured.

•

If a court were to find that the issuance of the notes or a guarantee was a fraudulent conveyance, the court could void the payment obligations under the notes or such guarantee or subordinate the notes or such guarantee to presently existing and future indebtedness of ours or of the applicable guarantor, or require the holders of the notes to repay any amounts received with respect to the notes or such guarantee. In the event of a finding that a fraudulent conveyance occurred, you may not receive any payment on the notes.

The measures of insolvency for purposes of fraudulent transfer laws vary depending upon the governing law. Generally, an entity would be considered insolvent if, at the time it incurred indebtedness:

•	the sum of its debts was greater than the fair value of all its assets;

•	the present fair saleable value of its assets is less than the amount required to pay the probable liability on its existing debts and liabilities as they become due; or

•	it cannot pay its debts as they become due.

A court would likely find that a guarantor that is a subsidiary of TransDigm Inc. did not receive reasonably equivalent value or fair consideration for its guarantee if such guarantor did not substantially benefit directly or indirectly from the issuance of the notes. Each such guarantee contains a provision intended to limit such guarantor’s liability to the maximum amount that it could incur without causing the incurrence of obligations under such guarantee to be a fraudulent transfer. This provision may not be effective to protect such guarantees from being voided under fraudulent transfer laws.

Because each guarantor’s liability under its guarantee may be reduced to zero, avoided or released under certain circumstances, you may not receive any payments from some or all of the guarantors.

You will have the benefit of the guarantees of the guarantors. The guarantees of the guarantors, however, are limited to the maximum amount that the guarantors are permitted to guarantee under applicable law. As a result, a guarantor’s liability under its guarantee could be reduced to zero, depending upon the amount of other obligations of such guarantor. Furthermore, a court under federal and state fraudulent conveyance and transfer statutes could void the obligations under a guarantee or further subordinate it to all other obligations of the applicable guarantor. See “—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” In addition, you will lose the benefit of a particular guarantee if it is released under certain circumstances described under “Description of the Exchange Notes—Guarantees.”

You cannot be sure that an active trading market will be developed for the exchange notes.

Although the Issuer will use its commercially reasonable best efforts to have the exchange notes listed on the Official List of the Irish Stock Exchange and admitted to trading on the Global Exchange Market, we cannot assure you that the exchange notes will become or will remain listed and an active trading market for the exchange notes may not develop, in which case the market price and liquidity of the exchange notes may be adversely affected.

In addition, you may not be able to sell your exchange notes at a particular time or at a price favorable to you. Future trading prices of the exchange notes will depend on many factors, including:

•	our operating performance and financial condition;

•	our prospects or the prospects for companies in our industry generally;

•	the interest of securities dealers in making a market in the notes;

•	our ability to complete the offer to exchange the original notes for exchange notes or to register the original notes for resale;

•	change in government regulations;

•	the market for similar securities; and

•	prevailing interest rates.

Historically, the market for non-investment grade debt has been subject to disruptions that have caused volatility in prices. It is possible that the market for the exchange notes will be subject to disruptions. A disruption may have a negative effect on you as a holder of the exchange notes, regardless of our prospects or performance.

Although the initial purchasers of the original notes have advised us that they intend to make a market in the exchange notes, they are not obligated to do so. The initial purchasers may also discontinue any market making activities at any time, in their sole discretion, which could further negatively impact your ability to sell the exchange notes or the prevailing market price at the time you choose to sell.

We may not be able to fulfill our repurchase obligations in the event of a change of control.

Except in limited circumstances specified in each indenture, upon the occurrence of any change of control, we will be required to make a change of control offer to repurchase the notes, the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes the 2027 notes and the secured notes. Upon the occurrence of a change of control, we would also be required to repay all of the indebtedness outstanding under the senior secured credit facilities. Also, as the senior secured credit facilities will generally prohibit us from purchasing any notes, if we do not repay all borrowings under the senior secured credit facilities first or obtain the consent of the lenders thereunder, we will be prohibited from purchasing the notes upon a change of control.

In addition, if a change of control occurs, there can be no assurance that we will have available funds sufficient to pay the change of control purchase price for any of the notes that might be delivered by holders of the notes seeking to accept the change of control offer, and, accordingly, none of the holders of the notes may receive the change of control purchase price for their notes. Our failure to make the change of control offer or to pay the change of control purchase price when due would result in a default under the indenture governing the notes. See “Description of the Exchange Notes—Events of Default.”

Risks Associated with the Exchange Offer

You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer.

If you do not exchange your original notes for exchange notes in the exchange offer, your original notes will continue to be subject to the restrictions on transfer as stated in the legends on the original notes. In general, you may not offer, sell or otherwise transfer the original notes in the United States unless they are:

•	registered under the Securities Act;

•	offered or sold under an exemption from the Securities Act and applicable state securities laws; or

•	offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

Currently, we do not anticipate that we will register the original notes under the Securities Act. Except for limited instances involving the initial purchasers or holders of original notes who are not eligible to participate in the exchange offer or who receive freely transferable exchange notes in the exchange offer, we will not be under any obligation to register the original notes under the Securities Act pursuant to the registration rights agreement or otherwise. Also, if the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on your original notes.

Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.

To the extent that original notes are exchanged in the exchange offer, the trading market for the original notes that remain outstanding may be significantly more limited. As a result, the liquidity of the original notes not tendered for exchange in the exchange offer could be adversely affected. The extent of the market for original notes will depend upon a number of factors, including the number of holders of original notes remaining outstanding and the interest of securities firms in maintaining a market in the original notes. An issue of securities with a similar outstanding market value available for trading, which is called the “float,” may command a lower price than would be comparable to an issue of securities with a greater float. As a result, the market price for original notes that are not exchanged in the exchange offer may be affected adversely to the extent that original notes exchanged in the exchange offer reduce the float. The reduced float also may make the trading price of the original notes that are not exchanged more volatile.

Some holders who exchange their original notes may be deemed to be underwriters.

If you exchange your original notes in the exchange offer for the purpose of participating in a distribution of the exchange notes, you may be deemed to have received restricted securities and, if so, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

We will not accept your original notes for exchange if you fail to follow the exchange offer procedures and, as a result, your original notes will continue to be subject to existing transfer restrictions and you may not be able to sell your original notes.

We will issue exchange notes as part of the exchange offer only after a timely receipt of your original notes, a properly completed and duly executed letter of transmittal and all other required documents. Therefore, if you want to tender your original notes, please allow sufficient time to ensure timely delivery. If we do not receive your original notes, letter of transmittal and other required documents by the expiration date of the exchange offer, we will not accept your original notes for exchange. We are under no duty to give notification of defects or irregularities with respect to the tenders of original notes for exchange. If there are defects or irregularities with respect to your tender of original notes, we will not accept your original notes for exchange. See “The Exchange Offer.”

The market price for the exchange notes may be volatile.

Historically, the market for non-investment grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the exchange notes offered hereby. The market for the exchange notes, if any, may be subject to similar disruptions. Any such disruptions may adversely affect the value of your exchange notes.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents incorporated by reference herein, contains both historical and “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and 27A of the Securities Act. All statements other than statements of historical fact included or incorporated by reference in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements may be contained throughout this prospectus and the documents incorporated by reference herein. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to, among other things, our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” in this prospectus and in our Annual Report on Form 10-K and the documents otherwise incorporated by reference herein will be important in determining future results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including those described under “Risk Factors” in this prospectus and in our Annual Report on Form 10-K and the documents incorporated by reference herein. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by these forward-looking statements will occur or, if any of them does occur, what impact they will have on our business, results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We do not undertake any obligation to update these forward-looking statements or the risk factors contained or incorporated herein by reference in this prospectus to reflect new information, future events or otherwise, except as may be required under federal securities laws.

Important factors that could cause actual results to differ materially from the forward-looking statements made in this prospectus and the documents incorporated by reference herein include but are not limited to: the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future geopolitical or other worldwide events; cyber-security threats and natural disasters; our reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions, including our acquisition of Esterline; our indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with our international sales and operations; and other factors. Please refer to “Risk Factors” in this prospectus and in our Annual Report on Form 10-K and the documents otherwise incorporated herein by reference for additional information regarding the foregoing factors that may affect our business.

USE OF PROCEEDS

We will not receive any proceeds from the issuance of exchange notes in the exchange offer. The exchange notes will evidence the same debt as the original notes tendered in exchange for the exchange notes. Accordingly, the issuance of the exchange notes will not result in any change in our indebtedness.

THE EXCHANGE OFFER

Purpose of the Exchange Offer

On May 8, 2018, we issued the original notes in a transaction exempt from registration under the Securities Act. Accordingly, the original notes may not be reoffered, resold or otherwise transferred in the United States, unless so registered or unless an exemption from the Securities Act registration requirements is available. Pursuant to the registration rights agreement entered into with the initial purchasers of the original notes, we and the guarantors agreed, for the benefit of holders of the original notes, to:

•

no later than 255 days (or if the 255th day is not a business day, the first business day thereafter) after the date of original issue of the original notes, file a registration statement with the SEC with respect to a registered offer to exchange the original notes for exchange notes that will be issued under the same indenture, in the same aggregate principal amount as and with terms that are identical in all material respects to the original notes, except that they will not contain terms with respect to transfer restrictions; and

•

use our reasonable best efforts to cause the registration statement to be declared effective under the Securities Act within 345 days (or if the 345th day is not a business day, the first business day thereafter) after the date of original issue of the original notes; and

•	consummate the exchange offer within 385 days (or if the 385th day is not a business day, the first business day thereafter) after the date of original issue of the original notes.

For each original note tendered to us pursuant to the exchange offer, we will issue to the holder of such original note an exchange note having a principal amount equal to that of the surrendered original note. Interest on each exchange note will accrue from the last interest payment date on which interest was paid on the original note surrendered in exchange therefor, or, if no interest has been paid on such original note, from the date of its original issue.

Under existing SEC interpretations, the exchange notes will be freely transferable by holders other than our affiliates after the exchange offer without further registration under the Securities Act if the holder of the exchange notes represents to us in the exchange offer that it is acquiring the exchange notes in the ordinary course of its business, that it has no arrangement or understanding with any person to participate in the distribution of the exchange notes and that it is not an affiliate of ours, as such terms are interpreted by the SEC; provided, however, that broker-dealers, or Participating Broker-Dealers, receiving exchange notes in the exchange offer will have a prospectus delivery requirement with respect to resales of such exchange notes. The SEC has taken the position that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to exchange notes (other than a resale of an unsold allotment from the original sale of the original notes) with the prospectus contained in the exchange offer registration statement.

Under the registration rights agreement, we are required to allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the exchange offer registration statement in connection with the resale of such exchange notes for 180 days following the effective date of such registration statement (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus).

A holder of original notes (other than certain specified holders) who wishes to exchange such original notes for exchange notes in the exchange offer will be required to represent that any exchange notes to be received by it will be acquired in the ordinary course of its business and that at the time of the commencement of the exchange offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes and that it is not an “affiliate” of ours, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”

Shelf Registration Statement

With respect to the notes, in the event that:

(1) because of any change in law or in applicable interpretations of the staff of the SEC, we are not permitted to effect the exchange offer;

(2) we do not consummate the exchange offer within 385 days (or if the 385th day is not a business day, the first business day thereafter) of the date of original issue of the original notes;

(3) an initial purchaser notifies us following consummation of the exchange offer that original notes held by it are not eligible to be exchanged for exchange notes in the exchange offer; or

(4) certain holders are not eligible to participate in the exchange offer, or certain holders participate in the exchange offer but do not receive freely tradeable securities on the date of the exchange, then, we will, subject to certain exceptions,

(x) promptly file a shelf registration statement, or the Shelf Registration Statement, with the SEC covering resales of such original notes or the exchange notes, as the case may be;

(y) (A) in the case of clause (1) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 345th day after the date of original issue of the original notes and (B) in the case of clause (2), (3) or (4) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 60th day after the date on which the Shelf Registration Statement is required to be filed; and

(z) We have agreed to use our reasonable best efforts to keep the Shelf Registration Statement effective for a period of two years from the date of original issue of the original notes or such shorter period that will terminate when all of the securities covered by the Shelf Registration Statement (A) have been sold pursuant thereto or (B) are no longer restricted securities under Rule 144 of the Securities Act.

We will, in the event a Shelf Registration Statement is filed, among other things, provide to each holder for whom such Shelf Registration Statement was filed copies of the prospectus which is a part of the Shelf Registration Statement, notify each such holder when the Shelf Registration Statement has become effective and take certain other actions as are required to permit unrestricted resales of the original notes or the exchange notes, as the case may be. A holder selling such original notes or exchange notes pursuant to the Shelf Registration Statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the registration rights agreement (including certain indemnification obligations).

Liquidated Damages

With respect to the notes, we will pay additional cash interest on such notes that remain transfer restricted, subject to certain exceptions, upon the occurrence of any of the following events:

(1) if we fail to file an exchange offer registration statement with the SEC on or prior to January 18, 2019;

(2) if obligated to file the Shelf Registration Statement as provided above, we fail to file the Shelf Registration Statement with the SEC on or prior to the 60th day, or the Shelf Filing Date, after the date on which the obligation to file a Shelf Registration Statement arises;

(3) if neither the exchange offer registration statement nor, if required in lieu thereof, the Shelf Registration Statement, is declared effective by the SEC on or prior to April 18, 2019;

(4) if the exchange offer is not consummated on or before the 40th day after the exchange offer registration statement is declared effective;

(5) if obligated to file the Shelf Registration Statement as provided above, the Shelf Registration Statement is not declared effective on or prior to the 60th day after the Shelf Filing Date; or

(6) after the exchange offer registration statement or the Shelf Registration Statement, as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable due to the reasons specified in the registration rights agreement, subject to certain exceptions.

Each such event referred to in the preceding clauses (1) through (6) is referred to herein as a Registration Default. Additional cash interest on the transfer restricted notes will be payable from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.

The rate of the additional interest will be $0.05 per week per $1,000 principal amount of notes for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional $0.05 per week per $1,000 principal amount of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. We will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the original notes and the exchange notes.

We will be entitled to consummate the exchange offer on the expiration date, provided that we have accepted all original notes previously validly tendered in accordance with the terms set forth in this prospectus and the applicable letter of transmittal.

Expiration Date; Extensions; Termination; Amendments

The exchange offer expires on the expiration date. The expiration date is 5:00 p.m., New York City time, on                 , 2019, unless we, in our sole discretion, extend the period during which the exchange offer is open, in which event the expiration date is the latest time and date on which the exchange offer, as so extended by us, expires. We reserve the right to extend the exchange offer with respect to the notes at any time and from time to time prior to the expiration date by giving written notice to The Bank of New York Mellon Trust Company, N.A., as the exchange agent, and by timely public announcement communicated in accordance with applicable law or regulation. During any extension of the exchange offer, all original notes previously tendered pursuant to the exchange offer and not validly withdrawn will remain subject to the exchange offer.

The exchange date will occur promptly after the expiration date. We expressly reserve the right to:

•

terminate the exchange offer and, not accept for exchange any original notes for any reason, including if any of the events set forth below under “—Conditions to the Exchange Offer” shall have occurred and shall not have been waived by us; and

•	amend the terms of the exchange offer in any manner, whether before or after any tender of the original notes.

If any such termination or amendment occurs, we will notify the exchange agent in writing and either will issue a press release or will give written notice to the holders of the original notes as promptly as practicable. Unless we terminate the exchange offer prior to 5:00 p.m., New York City time, on the expiration date, we will exchange the exchange notes for the original notes on the exchange date.

If we waive any material condition to the exchange offer, or amend the exchange offer in any material respect, and if at the time that notice of such waiver or amendment is first published, sent or given to holders of original notes in the manner specified above, the exchange offer is scheduled to expire at any time earlier than the expiration of a period ending on the fifth business day from, and including, the date that such notice is first so published, sent or given, then the exchange offer will be extended until the expiration of such five business day period.

This prospectus and the related letter of transmittal and other relevant materials will be delivered by us to record holders of original notes and will be furnished to brokers, banks and similar persons whose names, or the names of whose nominees, appear on the lists of holders for subsequent transmittal to beneficial owners of original notes.

Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”

Terms of the Exchange Offer

We are offering, upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, to exchange, in minimum denominations of $200,000 and multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. We will accept for exchange any and all original notes that are validly tendered on or before 5:00 p.m., New York City time, on the expiration date. Tenders of the original notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. The exchange offer is not conditioned upon any minimum principal amount of original notes being tendered for exchange. However, the exchange offer is subject to the terms of the applicable registration rights agreement and the satisfaction of the conditions described under “—Conditions to the Exchange Offer.” Original notes may be tendered only in minimum denominations of $200,000 and multiplies of $1,000 in excess thereof. Holders of original notes may tender less than the aggregate principal amount represented by their original notes if they appropriately indicate this fact on the letter of transmittal accompanying the tendered original notes or indicate this fact pursuant to the procedures for book-entry transfer described below. Tenders of some but not all of a holder’s original notes will only be accepted if they do not result in a residual holding of less than $200,000 aggregate principal amount of original notes.

As of the date of this prospectus, $500 million in aggregate principal amount of the original notes are outstanding. Solely for reasons of administration, we have fixed the close of business on                 , 2019 as the record date for purposes of determining the persons to whom this prospectus and the letter of transmittal will be mailed initially. Only a holder of the original notes, or the holder’s legal representative or attorney-in-fact, whose ownership is reflected in the records of The Bank of New York Mellon Trust Company, N.A., as registrar, or whose original notes are held of record by the depositary, may participate in the exchange offer. There will be no fixed record date for determining the eligible holders of the original notes who are entitled to participate in the exchange offer. We believe that, as of the date of this prospectus, no holder of notes is our “affiliate,” as defined in Rule 405 under the Securities Act.

We will be deemed to have accepted validly tendered original notes when, as and if we give written notice of our acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders of original notes and for purposes of receiving the exchange notes from us. If any tendered certificated original notes are not accepted for exchange because of an invalid tender or otherwise, certificates for the unaccepted original notes will be returned, without expense, to the tendering holder as promptly as practicable after the expiration date.

Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the indenture as a result of the exchange offer. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations under the Exchange Act, including Rule 14e-1.

Holders who tender their original notes in the exchange offer will not be required to pay brokerage commissions or fees or, except as otherwise provided in the letter of transmittal, transfer taxes with respect to the exchange of original notes under the exchange offer. We will pay all charges and expenses, other than transfer taxes in some circumstances, in connection with the exchange offer. See “—Solicitation of Tender; Expenses” for more information about the costs of the exchange offer.

We do not make any recommendation to holders of original notes as to whether to tender any of their original notes under the exchange offer. In addition, no one has been authorized to make any recommendation. Holders of original notes must make their own decision whether to participate in the exchange offer and, if the holder chooses to participate in the exchange offer, the aggregate principal amount of original notes to tender, after reading carefully this prospectus (including the documents incorporated by reference in this prospectus) and the letter of transmittal and consulting with their advisors, if any, based on their own financial position and requirements.

How to Tender

The tender to us of original notes by you pursuant to one of the procedures set forth below will constitute an agreement between you and us in accordance with the terms and subject to the conditions set forth herein and in the letter of transmittal.

General Procedures. A holder of an original note may tender the same by (i) properly completing and signing the applicable letter of transmittal or a facsimile thereof (all references in this prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the original notes being tendered and any required signature guarantees (or a timely confirmation of a book-entry transfer, which we refer to herein as a Book-Entry Confirmation, pursuant to the procedure described below), to the exchange agent at its address set forth in “—Exchange Agent” on or prior to the expiration date or (ii) complying with the guaranteed delivery procedures described below.

If tendered original notes are registered in the name of the signer of the letter of transmittal and the exchange notes to be issued in exchange therefor are to be issued (and any untendered original notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered original notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to us and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a firm, which we refer to herein as an Eligible Institution, that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the exchange notes and/or original notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the original notes, the signature on the letter of transmittal must be guaranteed by an Eligible Institution.

Any beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender original notes should contact such holder promptly and instruct such holder to tender original notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such original notes himself, such beneficial owner must, prior to completing and executing the letter of transmittal and delivering such original notes, either make appropriate arrangements to register ownership of the original notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

Book-Entry Transfer. The exchange agent will make a request to establish an account with respect to the original notes at The Depository Trust Company, which we refer to herein as the Book-Entry Transfer Facility, for purposes of the exchange offer within two business days after receipt of this prospectus, and any financial institution that is a participant in the Book-Entry Transfer Facility’s systems, including Clearstream and Euroclear, may make book-entry delivery of original notes by causing the Book-Entry Transfer Facility to transfer such original notes into the exchange agent’s account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures for transfer. However, although delivery of original notes may be effected through book-entry transfer at the Book-Entry Transfer Facility, the letter of transmittal, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address set forth in “—Exchange Agent” on or prior to the expiration date or the guaranteed delivery procedures described below must be complied with.

The method of delivery of original notes and all other documents is at your election and risk. If sent by mail, we recommend that you use registered mail, return receipt requested, obtain proper insurance, and complete the mailing sufficiently in advance of the expiration date to permit delivery to the exchange agent on or before the expiration date.

Guaranteed Delivery Procedures. If a holder desires to accept the exchange offer and time will not permit a letter of transmittal or original notes to reach the exchange agent before the expiration date, a tender may be effected if the exchange agent has received at its office set forth in “—Exchange Agent” on or prior to the expiration date a letter or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the original notes are registered, the principal amount of the original notes and, if possible, the certificate numbers of the original notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the date of execution of such letter or facsimile transmission by the Eligible Institution (but in any event no later than three business days following the Expiration Date), the original notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed letter of transmittal (and any other required documents). Unless original notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the exchange agent within the time period set forth above (accompanied or preceded by a properly completed letter of transmittal and any other required documents), we may, at our option, reject the tender. Copies of a Notice of Guaranteed Delivery that may be used by Eligible Institutions for the purposes described in this paragraph are being delivered with this prospectus and the related letter of transmittal.

A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed letter of transmittal accompanied by the original notes (or a timely Book-Entry Confirmation) is received by the exchange agent. Issuances of exchange notes in exchange for original notes tendered pursuant to a Notice of Guaranteed Delivery or letter or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and the tendered original notes (or a timely Book-Entry Confirmation).

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of original notes will be determined by us and our determination will be final and binding. We reserve the absolute right to reject any or all tenders not in proper form or the acceptances for exchange of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the exchange offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. None of us, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the exchange offer (including the letter of transmittal and the instructions thereto) will be final and binding.

Terms and Conditions of the Letter of Transmittal

The letter of transmittal contains, among other things, the following terms and conditions, which are part of the exchange offer.

The party tendering original notes for exchange, whom we refer to herein as the Transferor, exchanges, assigns and transfers the original notes to us and irrevocably constitutes and appoints the exchange agent as the Transferor’s agent and attorney-in-fact to cause the original notes to be assigned, transferred and exchanged. The Transferor represents and warrants that it has full power and authority to tender, exchange, assign and transfer the original notes and that, when the same are accepted for exchange, we will acquire good and unencumbered title to the tendered original notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The Transferor also warrants that it will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the exchange, assignment and transfer of tendered original notes. The Transferor further agrees that acceptance of any tendered original notes by us and the issuance of exchange notes in exchange therefor shall constitute performance in full by us of our obligations under the registration rights agreement and that we shall have no further obligations or liabilities thereunder (except in certain limited circumstances). All authority conferred by the Transferor will survive the death or incapacity of the Transferor and every obligation of the Transferor shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of such Transferor.

Withdrawal Rights

Original notes tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the exchange agent at its address set forth in “—Exchange Agent.” Any such notice of withdrawal must specify the person named in the letter of transmittal as having tendered the original notes to be withdrawn, the certificate numbers of the original notes to be withdrawn, the principal amount of original notes to be withdrawn (which must be an authorized denomination), a statement that such holder is withdrawing his election to have such original notes exchanged, and the name of the registered holder of such original notes, and must be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the original notes being withdrawn. The exchange agent will return the properly withdrawn original notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us, and our determination will be final and binding on all parties.

Acceptance of Original Notes for Exchange; Delivery of Exchange Notes

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of original notes validly tendered and not withdrawn and the issuance of the exchange notes will be made on the exchange date. For the purposes of the exchange offer, we shall be deemed to have accepted for exchange validly tendered original notes when, as and if we have given written notice thereof to the exchange agent.

The exchange agent will act as agent for the tendering holders of original notes for the purposes of receiving exchange notes from us and causing the original notes to be assigned, transferred and exchanged. Upon the terms and subject to the conditions of the exchange offer, delivery of exchange notes to be issued in exchange for accepted original notes will be made by the exchange agent promptly after acceptance of the tendered original notes. Original notes not accepted for exchange by us will be returned without expense to the tendering holders (or in the case of original notes tendered by book-entry transfer into the exchange agent’s account at the Book-Entry Transfer Facility pursuant to the procedures described above, such non-exchanged original notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly following the expiration date or, if we terminate the exchange offer prior to the expiration date, promptly after the exchange offer is so terminated.

Conditions to the Exchange Offer

We are not required to accept or exchange, or to issue exchange notes in exchange for, any outstanding original notes. We may terminate or extend the exchange offer by written notice to the exchange agent and by timely public announcement communicated in accordance with applicable law or regulation, if:

•

any federal law, statute, rule, regulation or interpretation of the staff of the SEC has been proposed, adopted or enacted that, in our judgment, might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•

an action or proceeding has been instituted or threatened in any court or by any governmental agency that, in our judgment, might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•

there has occurred a material adverse development in any existing action or proceeding that might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•	any stop order is threatened or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the indenture under the Trust Indenture Act of 1939;

•	all governmental approvals that we deem necessary for the consummation of the exchange have not been obtained;

•

there is a change in the current interpretation by the staff of the SEC which permits holders who have made the required representations to us to resell, offer for resale, or otherwise transfer exchange notes issued in the exchange offer without registration of the exchange notes and delivery of a prospectus; or

•	a material adverse change shall have occurred in our business, condition, operations or prospects.

The foregoing conditions are for our sole benefit and may be asserted by us with respect to all or any portion of the exchange offer regardless of the circumstances (including any action or inaction by us) giving rise to such condition or may be waived by us in whole or in part at any time or from time to time in our sole discretion. The failure by us at any time to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each right will be deemed an ongoing right that may be asserted at any time or from time to time. In addition, we have reserved the right, notwithstanding the satisfaction of each of the foregoing conditions, to terminate or amend the exchange offer.

Any determination by us concerning the fulfillment or non-fulfillment of any conditions will be final and binding upon all parties.

Exchange Agent

The Bank of New York Mellon Trust Company, N.A. has been appointed as the exchange agent for the exchange offer. Letters of transmittal must be addressed to the exchange agent at its address set forth below. Delivery to an address other than the one set forth herein, or transmissions of instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Facsimile:

732-667-9408

Confirm by telephone:

315-414-3362

By Mail, Hand or Courier:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Eric Herr

Solicitation of Tenders; Expenses

We have not retained any dealer-manager or similar agent in connection with the exchange offer and will not make any payments to brokers, dealers or others for soliciting acceptances of the exchange offer. We will, however, pay the exchange agent reasonable and customary fees for its services and will reimburse it for reasonable out-of-pocket expenses in connection therewith. We also will pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding tenders for their customers. The expenses to be incurred in connection with the exchange offer, including the fees and expenses of the exchange agent and printing, accounting and legal fees, will be paid by us.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained or incorporated by reference in this prospectus in connection with the exchange offer. If given or made, you must not rely on such information or representations as having been authorized by us. Neither the delivery of this prospectus nor any exchange made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the respective dates as of which information is given or incorporated by reference herein.

The exchange offer is not being made to (nor will tenders be accepted from or on behalf of) holders of original notes in any jurisdiction in which the making of the exchange offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, at our discretion, we may take such action as we may deem necessary to make the exchange offer in any such jurisdiction and extend the exchange offer to holders of original notes in such jurisdiction. In any jurisdiction the securities laws or blue sky laws of which require the exchange offer to be made by a licensed broker or dealer, the exchange offer is being made on behalf of us by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Appraisal Rights

You will not have appraisal rights in connection with the exchange offer.

U.S. Federal Income Tax Consequences

We believe that the exchange of original notes for exchange notes will not be a taxable exchange for U.S. federal income tax purposes, and that holders will not recognize any taxable gain or loss or any interest income as a result of such exchange. See “Certain U.S. Federal Income Tax Considerations.”

United Kingdom Tax Consequences

We believe that the exchange of original notes for exchange notes will not be a taxable exchange for United Kingdom tax purposes, and that holders will not recognize any taxable gain or loss or any interest income as a result of such exchange

Regulatory Approvals

Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.

Accounting Treatment

The exchange notes will be recorded at the same carrying value as the original notes. Accordingly, we will recognize no gain or loss for accounting purposes in connection with the exchange offer. The expense of the exchange offer will be expensed over the term of the exchange notes.

Other

Participation in the exchange offer is voluntary and you should consider carefully whether to accept. You are urged to consult your financial and tax advisors in making your own decisions on what action to take.

As a result of the making of, and upon acceptance for exchange of all validly tendered original notes pursuant to the terms of, the exchange offer, we will have fulfilled a covenant contained in the terms of the original notes and the registration rights agreement. Holders of the original notes who do not tender their original notes in the exchange offer will continue to hold such original notes and will be entitled to all the rights and limitations applicable thereto under the indenture and the registration rights agreement, except for any terms of such documents which, by their terms, terminate or cease to have further effect as a result of the making of this exchange offer. See “Description of the Exchange Notes.” All untendered original notes will continue to be subject to the restriction on transfer set forth in the indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market, if any, for the original notes not tendered and accepted in the exchange offer could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.”

We may in the future seek to acquire untendered original notes in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. We have no present plan to acquire any original notes that are not tendered in the exchange offer.

DESCRIPTION OF OTHER INDEBTEDNESS

Senior Secured Credit Facilities

On June 4, 2014, TransDigm Inc. entered into an Amendment and Restatement Agreement pursuant to which it amended and restated its existing credit agreement into a Second Amended and Restated Credit Agreement (as amended or modified, the “Credit Agreement”). The Credit Agreement provides for a term loan facility (the “Term Loan Facility”) and a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility and the Term Loan Facility are collectively referred to herein as the “Credit Facilities.” On May 20, 2015, TransDigm Inc. entered into (i) a Loan Modification Agreement, which, among other things, modified certain terms (including the pricing and maturity date) of a portion of the tranche C term loans under the Credit Agreement in an aggregate principal amount of $251,129,304 such that the modified term loans have the same terms as the tranche E term loans under the Credit Agreement, and (ii) an Incremental Revolving Assumption and Refinancing Facility Agreement, which, among other things, increased the revolving commitments under the Credit Agreement in an aggregate principal amount of $130,000,000 and refinanced a portion of the existing tranche C term loans into tranche E term loans in an aggregate principal amount of $248,870,696. On June 9, 2016, TransDigm Inc. entered into Amendment No. 1 to the Second Amended and Restated Credit Agreement, which, among other things, (i) provided for additional revolving commitments for borrowings denominated in U.S. Dollars in an aggregate amount of approximately $58 million, (ii) provided for tranche F term loans in an aggregate principal amount equal to $500 million, which were fully drawn on June 9, 2016, (iii) provided for delayed draw tranche F term loans in an aggregate principal amount not to exceed $450 million, which were fully drawn on June 20, 2016, and (iv) refinanced a portion of the existing tranche C term loans into tranche F term loans in an aggregate principal amount of approximately $790 million. On October 14, 2016, TransDigm Inc. entered into an Incremental Term Loan Assumption Agreement which, among other things, provided for (i) additional tranche F term loans in an aggregate principal amount equal to $650 million, which were fully drawn on October 14, 2016, and (ii) additional delayed draw tranche F term loans in an aggregate principal amount not to exceed $500 million, which were fully drawn on October 27, 2016. On March 6, 2017, we entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement, which, among other things, increased the general investment basket to $400 million and 8% of consolidated total assets. On August 22, 2017, TransDigm Inc. entered into Amendment No. 3 and Incremental Term Loan Assumption Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) provided for tranche G term loans in an aggregate principal amount of $1,819 million, which were fully drawn on August 22, 2017, and (ii) provided for the repayment in full of the tranche C term loans. On November 30, 2017, TransDigm Inc. entered into Amendment No. 4 and Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) refinanced a portion of the existing tranche E term loans in an aggregate principal amount of $1,503 million, and (ii) refinanced a portion of the existing tranche F term loans in an aggregate principal amount of $3,655 million. On February 22, 2018, TransDigm Inc. entered into the Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, refinanced a portion of the existing tranche G term loans in an aggregate principal amount of $1,810 million. On May 30, 2018, TransDigm Inc. entered into Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) refinanced a portion of the existing tranche E term loans in an aggregate principal amount of $1,322 million, (ii) provided for additional tranche E term loans in an aggregate principal amount equal to $933 million, (iii) refinanced a portion of the existing tranche F term loans in an aggregate principal amount of $3,578 million, (iv) extended the revolving maturity date to December 28, 2022, (v) provided for additional dollar revolving credit commitments of $38,564,150 and additional multicurrency revolving credit commitments of $11,435,850, and (vi) permitted up to $1,500 million of dividends and share repurchases on or prior to December 31, 2018 (provided, that, if any portion of the $1,500 million is not used for dividends or share repurchases prior to such date, such amount (not to exceed $500 million) may be used to repurchase stock at any time thereafter). On March 14, 2019, TransDigm Inc. entered into Amendment No. 6 and Incremental Revolving Credit Assumption Agreement, which among other things, provided for additional dollar revolving credit commitments of $107,883,290.81 and additional multicurrency revolving credit commitments of $52,116,709.18.

The Term Loan Facility consists of three tranches: (i) tranche E term loans of approximately $2,244 million in the aggregate outstanding; (ii) tranche F term loans of approximately $3,560 million in the aggregate outstanding; and (iii) tranche G term loans of approximately $1,796 million in the aggregate outstanding. The tranche E term loans mature on May 30, 2025, the tranche F term loans mature on June 9, 2023 and the tranche G term loans mature on August 22, 2024. The Term Loan Facility requires quarterly principal payments of 0.25% of its original principal amount which began on March 28, 2013 (or in the case of any term loan issued after such date, the last day of the first full fiscal quarter after such term loan was issued). The Revolving Credit Facility consists of two tranches: (i) extended revolving commitments for borrowings denominated in U.S. Dollars in an amount equal to approximately $501 million in the aggregate; and (ii) extended multicurrency revolving commitments in an amount equal to approximately $99 million in the aggregate. The extended commitments under the Revolving Credit Facility mature on February 28, 2022. As of December 29, 2018, we had $16.1 million letters of credit outstanding and $583.9 million of borrowings available under the Revolving Credit Facility.

The interest rates per annum applicable to the loans under the Credit Facilities are, at TransDigm Inc.’s option, equal to either an alternate base rate or an adjusted LIBO rate for one, two, three or six-month interest periods (or to the extent agreed to by each relevant lender, a twelve-month interest period or an interest period of less than one month) chosen by us, in each case plus an applicable margin percentage. The adjusted LIBO rate for the term loans is not subject to a floor and the adjusted LIBO rate for the revolving loans is subject to a floor of 0.75%.

Under the terms of the Credit Facilities, TransDigm Inc. is entitled on one or more occasions to request additional revolving commitments, additional term loans or a combination thereof, subject to the satisfaction of certain conditions, including, among others, that the Consolidated Net Leverage Ratio (as defined in the Credit Agreement) would be no greater than 7.25 to 1.00 and the Consolidated Secured Net Debt Ratio (as defined in the Credit Agreement) would be no greater than 5.00 to 1.00, after giving effect to such additional revolving commitments or additional term loans.

All of the indebtedness outstanding under the Credit Facilities is guaranteed by TD Group and certain of its U.S. subsidiaries and by the Issuer. In addition, TransDigm Inc.’s obligations under the Credit Facilities are secured by a first priority security interest in substantially all of its, TD Group’s and certain of TD Group’s U.S. subsidiaries’ existing and future property and assets, including inventory, equipment, general intangibles, intellectual property, investment property and other personal property (but excluding leasehold interests and certain other assets), and a first priority pledge of its capital stock and the capital stock of its subsidiaries (other than non-U.S. subsidiaries and certain U.S. subsidiaries, of which 65% of the voting capital stock will be pledged).

The Credit Agreement requires mandatory prepayments of principal of the term loans based on certain percentages of Excess Cash Flow (as defined in the Credit Agreement), 90 days after the end of each fiscal year, commencing with the fiscal year ending September 30, 2014, subject to certain exceptions. In addition, subject to certain exceptions (including, with respect to asset sales, reinvestment in productive assets), TransDigm Inc. is required to prepay the term loans outstanding under the Credit Facilities at 100% of the principal amount thereof, plus accrued and unpaid interest, with the net cash proceeds of certain asset sales and issuance or incurrence of certain indebtedness.

The Credit Facilities contain certain covenants that limit TransDigm Inc.’s and its subsidiaries’ ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) pay distributions on, redeem or repurchase capital stock, or redeem or repurchase subordinated debt; (iii) make investments; (iv) sell assets; (v) enter into agreements that restrict distributions or other payments from restricted subsidiaries to us; (vi) incur or suffer to exist liens securing indebtedness; (vii) consolidate, merge or transfer all or substantially all of our assets; and (viii) engage in transactions with affiliates.

A/R Facility

On October 21, 2013, TransDigm Inc. and certain of its U.S. subsidiaries entered into a trade receivables purchase facility (as amended or modified, the “A/R Facility”). The A/R Facility provides TransDigm Inc. and its subsidiaries with additional liquidity and funding for their ongoing business needs. Under the terms of the A/R Facility, TransDigm Inc. and certain of its U.S. subsidiaries (the “Originators”) sell, on an ongoing basis, through one or more transfer agreements, certain trade receivables to TransDigm Receivables LLC (the “SPE”). As of December 29, 2018, we had approximately $50 million of unused capacity under the $350.0 million A/R Facility.

The SPE is a wholly owned special purpose subsidiary of TransDigm Inc. that finances its acquisitions of trade receivables by selling undivided interests, and granting security interests, in the trade receivables to certain financial institutions party to the A/R Facility (the “Purchasers”). The SPE’s sole business consists of the purchase of the trade receivables from the Originators, the subsequent retransfer of interests in such trade receivables to the Purchasers, the making of equity distributions to TransDigm Inc. and the payment of its obligations to the Purchasers under the A/R Facility. The SPE is a separate legal entity with its own separate creditors (i.e., the Purchasers) who will be entitled, upon termination of the A/R Facility, to be satisfied out of the SPE’s assets prior to any assets or value in the SPE becoming available to TransDigm Inc. or any other affiliate thereof and the assets of the SPE are not available to pay creditors of TransDigm Inc. or any other affiliate thereof.

6.000% Senior Subordinated Notes Due 2022

On June 4, 2014, TransDigm Inc. issued $1,150.0 million aggregate principal amount of the 2022 notes.

The 2022 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2022 notes indenture and the Issuer, which we refer to, collectively, as the 2022 notes guarantors. The 2022 notes and their guarantees are subordinated in right of payment to all of TransDigm Inc.’s and the 2022 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TransDigm Inc.’s and the 2022 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the notes, and rank senior in right of payment to any of TransDigm Inc.’s and the 2022 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2022 notes. The 2022 notes are structurally subordinated to all of the liabilities of TransDigm Inc.’s non-guarantor subsidiaries.

6.500% Senior Subordinated Notes Due 2024

On June 4, 2014, TransDigm Inc. issued $1,200.0 million aggregate principal amount of the 2024 notes.

The 2024 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2024 notes indenture and the Issuer, which we refer to, collectively, as the 2024 notes guarantors. The 2024 notes and their guarantees are subordinated in right of payment to all of TransDigm Inc.’s and the 2024 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TransDigm Inc.’s and the 2024 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2022 notes, the 2025 notes, the 2026 notes, the 2027 notes and the notes, and rank senior in right of payment to any of TransDigm Inc.’s and the 2024 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2024 notes. The 2024 notes are structurally subordinated to all of the liabilities of TransDigm Inc.’s non-guarantor subsidiaries.

6.500% Senior Subordinated Notes Due 2025

On May 14, 2015, TransDigm Inc. issued $450.0 million aggregate principal amount of the 2025 notes, and on March 1, 2017, TransDigm Inc. issued an additional $300.0 million aggregate principal amount of the 2025 notes.

The 2025 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2025 notes indenture and the Issuer, which we refer to, collectively, as the 2025 notes guarantors. The 2025 notes and their guarantees are subordinated in right of payment to all of TransDigm Inc.’s and the 2025 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TransDigm Inc.’s and the 2025 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2022 notes, the 2024 notes, the 2026 notes, the 2027 notes and the notes, and rank senior in right of payment to any of TransDigm Inc.’s and the 2025 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2025 notes. The 2025 notes are structurally subordinated to all of the liabilities of TransDigm Inc.’s non-guarantor subsidiaries.

6.375% Senior Subordinated Notes Due 2026

On June 9, 2016, TransDigm Inc. issued $950.0 million aggregate principal amount of the 2026 notes.

The 2026 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2026 notes indenture and the Issuer, which we refer to, collectively, as the 2026 notes guarantors. The 2026 notes and their guarantees are subordinated in right of payment to all of TransDigm Inc.’s and the 2026 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TransDigm Inc.’s and the 2026 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2022 notes, the 2024 notes, the 2025 notes, the 2027 notes and the notes, and rank senior in right of payment to any of TransDigm Inc.’s and the 2026 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2026 notes. The 2026 notes are structurally subordinated to all of the liabilities of TransDigm Inc.’s non-guarantor subsidiaries.

7.50% Senior Subordinated Notes due 2027

On February 13, 2019, TransDigm Inc. issued $550.0 aggregate principal amount of the 2027 notes.

The 2027 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2027 notes indenture and the Issuer, which we refer to, collectively, as the 2027 notes guarantors. The 2027 notes and their guarantees are subordinated in right of payment to all of TransDigm Inc.’s and the 2027 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TransDigm Inc.’s and the 2027 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes and the notes, and rank senior in right of payment to any of TransDigm Inc.’s and the 2027 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2027 notes. The 2027 notes are structurally subordinated to all of the liabilities of TransDigm Inc.’s non-guarantor subsidiaries.

6.25% Senior Secured Notes Due 2026

On February 13, 2019, TransDigm Inc. issued $4,000.0 million aggregate principal amount of the secured notes.

The secured notes are guaranteed on a senior secured basis by TD Group, its U.S. subsidiaries named in the secured notes indenture and the Issuer, which we refer to, collectively, as the secured notes guarantors. The secured notes and their guarantees rank pari passu in right of payment with all of TransDigm Inc.’s and the secured notes guarantors’ existing and future senior secured indebtedness, including indebtedness under the Credit Facilities, and rank senior in right of payment to any of TransDigm Inc.’s and the secured notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the notes.

Certain Restrictive Covenants in Our Debt Documents

The Credit Agreement, the 2022 notes indenture, the 2024 notes indenture, the 2025 notes indenture, the 2026 notes indenture, the 2027 notes indenture, the secured notes indenture and the indenture governing the notes contain restrictive covenants that, among other things, limit TransDigm Inc.’s and its restricted subsidiaries’ ability to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock, redeem or repurchase subordinated debt, engage in transactions with affiliates, sell assets, make investments, consolidate, merge or transfer all or substantially all of our assets, incur or suffer to exist liens securing indebtedness, enter into agreements that restrict distributions or other payments from restricted subsidiaries to TransDigm Inc., create unrestricted subsidiaries or engage in certain business activities. A breach of any of these covenants could result in a default under the 2022 notes indenture, the 2024 notes indenture, the 2025 notes indenture, the 2026 notes indenture, the 2027 notes indenture, the secured notes indenture, the indenture governing the notes or the Credit Facilities. In addition, the Revolving Credit Facility requires TransDigm Inc. to comply with a maximum consolidated net leverage ratio to the extent a certain threshold of the Revolving Credit Facility is outstanding and a failure to comply therewith would result in a default under the Revolving Credit Facility. If any such default occurs, the lenders under the Credit Facilities and the holders of the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes, the secured notes and the notes may elect to declare all outstanding borrowings, together with accrued interest and other amounts payable thereunder, to be immediately due and payable; provided, however, there are certain limitations on the rights of the lenders under the Term Loan Facility with respect to a default under the required leverage ratio. After an event of default occurs, the lenders under the Credit Facilities have the right to terminate any commitments they have to provide further borrowings. In addition, following an event of default under the Credit Facilities or the secured notes, the lenders thereunder or holders thereof, as applicable, will have the right to proceed against the collateral securing the debt, which includes available cash, and they will also have the right to prevent TransDigm Inc. and its restricted subsidiaries from making debt service payments on the 2022 notes, the 2024 notes, the 2025 notes, the 2026 notes, the 2027 notes and the notes.

DESCRIPTION OF THE EXCHANGE NOTES

You can find definitions of certain capitalized terms used in the following summary under “Certain Definitions.” For purposes of this section, references to the word “Company” mean only TransDigm Inc. but not any of its Subsidiaries and reference to the word “Issuer” mean only TransDigm UK Holdings plc but not any of its Subsidiaries.

The Issuer will issue the 6.875% senior subordinated notes due 2026 offered by this prospectus (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Exchange Notes”) under the Indenture, dated as of May 8, 2018 (the “Indenture”), among itself, Holdings, the Company and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Issuer is issuing the Exchange Notes in exchange for the 6.875% senior subordinated notes due 2026 that were issued under the Indenture by the Issuer on May 8, 2018 (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Original Notes”). Solely for purposes of this section entitled “Description of the Exchange Notes,” we refer to the Exchange Notes and the Original Notes, collectively, as the “Notes.” The Exchange Notes offered hereby and any Original Notes not tendered pursuant to the terms hereof will be treated as a single class under the Indenture, including for purposes of determining whether the required percentage of Holders have given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all Holders.

The following is a summary of the material provisions of the Indenture. It does not include all of the provisions of the Indenture. We urge you to read the Indenture because it defines your rights. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the “TIA”), as in effect on the date of the Indenture. A copy of the Indenture may be obtained from the Company.

Brief Description of the Notes

The Notes:

•	are unsecured senior subordinated obligations of the Issuer;

•	are subordinated in right of payment to all existing and future Senior Debt of the Issuer;

•	rank pari passu with all existing Senior Subordinated Indebtedness of the Issuer;

•

are guaranteed by Holdings, the Company and each Domestic Restricted Subsidiary and, therefore, effectively rank pari passu with all existing Senior Subordinated Indebtedness of Holdings, the Company and each Domestic Restricted Subsidiary, including the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes or guarantees in respect thereof, as the case may be; and

•	are subject to registration with the SEC pursuant to the Registration Rights Agreement.

The Issuer will issue the Exchange Notes in fully registered form in denominations of $200,000 and integral multiples of $1,000. The Trustee will initially act as paying agent and registrar. The Notes may be presented for registration of transfer and exchange at the offices of the registrar. The Issuer may change any paying agent and registrar without notice to holders of the Notes (the “Holders”). The Issuer may pay principal (and premium, if any) on the Notes at the Trustee’s corporate office in New York, New York or by wire transfer to the registered holder (i.e., DTC for a Global Note), or by mailing a check to the Holder’s registered address. Any Original Notes that remain outstanding following the completion of the Registered Exchange Offer, together with the Exchange Notes issued in connection with the Registered Exchange Offer, and any Additional Notes actually issued will be treated as a single class of securities under the Indenture.

Principal, Maturity and Interest

The Issuer issued the Original Notes on May 8, 2018 in the aggregate principal amount of $500.0 million and, pursuant to this prospectus, the Issuer is offering to exchange all of the Original Notes for the Exchange Notes. The Notes will mature on May 15, 2026. Subject to the Company’s compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant, the Issuer is entitled to issue more Notes under the Indenture (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Additional Notes”), but if the Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP number. The Exchange Notes, any Original Notes that are not exchanged for the Exchange Notes and all Additional Notes, if any, will be treated as a single class under the Indenture, including waivers, amendments, redemptions and offers to purchase. Unless the context otherwise requires, for all purposes of the Indenture and this “Description of the Exchange Notes,” references to the Notes include the Original Notes not exchanged for Exchange Notes, the Exchange Notes and any Additional Notes actually issued.

Interest on the Notes will accrue at the rate of 6.875% per annum. Interest on the Notes will be payable semi-annually in cash in arrears on each May 15 and November 15, commencing on November 15, 2018 and accruing from May 8, 2018. The Issuer will make interest payments to the persons who are registered holders at the close of business on the May 1 or November 1 immediately preceding the applicable interest payment date. Interest on the Notes will accrue from the most recent date on which interest on the Notes was paid. Additional interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement.

In certain circumstances, the Issuer may be required to pay additional amounts in cash on the Notes as described below under the caption entitled “—Additional Amounts”.

Optional Redemption

Except as set forth below, the Issuer shall not be entitled to redeem the Notes at its option prior to May 15, 2021.

On and after issuance, the Issuer shall be entitled at its option to redeem the Notes (which includes the Additional Notes, if any) at its option, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on May 15 of the year set forth below.

Year	Percentage
2021	105.156%
2022	103.438%
2023 and thereafter	101.719%
2024 and thereafter	100.000%

In addition, the Issuer must pay all accrued and unpaid interest on the Notes redeemed (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) and Additional Amounts (as defined below), if any.

Prior to May 15, 2021, the Issuer shall be entitled at its option on one or more occasions to redeem Notes (which includes Additional Notes, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued at a redemption price (calculated by the Issuer and expressed as a percentage of principal amount) of 106.875%, plus accrued and unpaid interest and Additional Amounts, if any, to the redemption date, with an amount not to exceed the net cash proceeds from one or more Equity Offerings (provided that if the Equity Offering is an offering by Holdings, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such Notes by the Issuer is contributed to the equity capital of the Company); provided, however, that

(1)  at least 65% of such aggregate principal amount of Notes (which includes Additional Notes, if any) remains outstanding immediately after the occurrence of each such redemption (other than Notes held, directly or indirectly by the Issuer or its Affiliates); and

(2)  each such redemption occurs within 90 days after the date of the related Equity Offering.

Notice of any redemption upon any Equity Offering may be given prior to the completion thereof, and any such redemption or notice, may, at the Issuer’s discretion, be subject to the completion of the related Equity Offering.

Prior to May 15, 2021, the Issuer shall be entitled at its option to redeem all or a portion of the Notes at a redemption price (calculated by the Issuer) equal to 100% of the principal amount of the Notes plus the Applicable Premium as of, and accrued and unpaid interest and Additional Amounts, if any, to, the redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). Notice of such redemption shall be sent to DTC, in the case of Global Notes, or mailed by first-class mail to each Holder’s registered address in the case of certificated notes (and, to the extent permitted by applicable procedures and regulations, electronically), not less than 30 nor more than 60 days prior to the redemption date.

“Adjusted Treasury Rate” means, with respect to any redemption date, as provided by the Issuer, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Initial Redemption Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third business day immediately preceding the date that the applicable redemption notice is first sent or mailed, in each case, plus 0.50%.

“Applicable Premium” means with respect to a Note at any redemption date, as provided by the Issuer, the greater of (1) 1.00% of the principal amount of such Note and (2) the excess of (A) the present value at such redemption date of (i) the redemption price of such Note on the Initial Redemption Date (such redemption price exclusive of any accrued and unpaid interest) plus (ii) all required remaining scheduled interest payments due on such Note through the Initial Redemption Date (but excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate, over (B) the principal amount of such Note on such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes from the redemption date to the Initial

Redemption Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to the Initial Redemption Date.

“Comparable Treasury Price” means, with respect to any redemption date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of three, or such lesser number as is obtained by the Issuer, Reference Treasury Dealer Quotations for such redemption date.

“Initial Redemption Date” means May 15, 2021.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer” means Citigroup Global Markets Inc. and its successors and assigns, Credit Suisse Securities (USA) LLC and its successors and assigns, Morgan Stanley & Co. LLC and its successors and assigns and RBC Capital Markets, LLC and its successors and assigns.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day immediately preceding the date that the applicable redemption notice is first sent or mailed.

Selection and Notice of Optional Redemption

In the event that the Issuer chooses to redeem less than all of the Notes, selection of the Notes for redemption will be made by DTC, by lot or otherwise in accordance with the procedures of the depository. No Notes of a principal amount of $200,000 or less shall be redeemed in part.

Optional Redemption for Tax Reasons

The Issuer may, at its option, redeem all (but not less than all) of the Notes then outstanding at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption (a “Tax Redemption Date”) and all Additional Amounts, if any, then due or which will become due on the Tax Redemption Date as a result of the redemption or otherwise, if the Company, Holdings, the Issuer or a Guarantor has become, or would become, after taking reasonable measures, if any, available to it to avoid it, obliged to pay, on the next date on which any amount would be payable with respect to the Notes, any Additional Amounts as a result of any change in laws or treaties of a Relevant Taxing Jurisdiction (as defined below) (including any regulations promulgated thereunder) or in any interpretation, administration or application regarding such laws, treaties or regulations (including a judicial decision rendered by a court of competent jurisdiction in a Relevant Taxing Jurisdiction (as defined below)), if such change is announced and becomes effective on or after the Issue Date. The Issuer shall provide notice of any such redemption at least ten days in advance of such redemption; provided that such notice shall not be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment with respect to the Notes was due on such date.

Mandatory Redemption; Offers to Purchase; Open Market Purchases

The Issuer is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. However, under certain circumstances, the Issuer may be required to offer to purchase Notes as described under the caption “—Change of Control” and the “Limitation on Asset Sales” covenant. The Issuer shall be entitled at its option at any time and from time to time to purchase Notes in the open market or otherwise.

Additional Amounts

All payments made by the Company, Holdings, the Issuer and the Guarantors under or with respect to the Notes and the Guarantees will be made free and clear of, and without withholding or deduction for or on account of, any present or future tax, duty, levy, impost, assessment, or other governmental charge of whatever nature (including penalties, interest and other liabilities related thereto) (collectively, “Taxes”) imposed or levied by or on behalf of any government or political subdivision or territory or possession of any government or authority or agency or authority therein or thereof having the power to tax (each, a “Taxing Authority”) in any jurisdiction in which the Company, Holdings, the Issuer or any Guarantor (including their permitted successors and assigns) is then incorporated, engaged in business or resident for tax purposes or any jurisdiction by or through which payment is made (each, a “Relevant Taxing Jurisdiction”) unless the Company, Holdings, the Issuer or the Guarantor is required to withhold or deduct Taxes by law or by the relevant Taxing Authority’s interpretation or administration thereof.

If the Company, Holdings, the Issuer or a Guarantor is required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Notes or the Guarantees (as the case may be), the Company, Holdings, the Issuer or the Guarantors (as the case may be) will pay such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will be equal to the amount the Holder would have received if such Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment made to a Holder to the extent:

(1)  any such Taxes would not have been imposed but for the existence of any present or former connection between such holder or the beneficial owner of the Notes and the Relevant Taxing Jurisdiction imposing such Taxes otherwise than merely by the acquisition, ownership or disposition of such Note or receiving any payment in respect thereof or the exercise or enforcement of any rights under the Notes or the Guarantees; or

(2)  such holder or the beneficial owner of the Notes would not have been liable for or subject to such withholding or deduction on account of such Taxes but for the failure to make a valid declaration of non-residence or similar claim for exemption or to provide information concerning nationality, residence or connection with the Relevant Taxing Jurisdiction if:

(A)  the making of such declaration or claim or provision of such information is required or imposed by statute, treaty, regulation, ruling or administrative practice of a Taxing Authority of the Relevant Taxing Jurisdiction as a pre-condition to an exemption from, or reduction in, such Taxes; and

(B)  at least 30 days prior to the first payment date with respect to which the Company, Holdings, the Issuer or the Guarantors shall apply this clause (2), the Company, Holdings, the Issuer or the Guarantors shall have notified that Holder in writing that they shall be required to provide such declaration, claim or information; or

(3)  such Holder would have been able to avoid such Taxes by presenting the relevant Note to another Paying Agent in a member state of the European Union (as constituted on the Issue Date) or in the United States; or

(4)  any such Taxes would not have been imposed but for the presentation by the holder of such Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due or payable or was duly provided for, whichever is later; or

(5)  any such Taxes withheld, deducted, or imposed on a payment on or with respect to the Notes to a holder that is a fiduciary, a partnership or a person other than the sole beneficial owner of any such payment, if such Taxes would not have been imposed had the beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner of the payment been the holder of the Note; or

(6)  any such Taxes required to be withheld or deducted under Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, or any amended or successor versions of such Sections (“FATCA”), any regulations or other guidance thereunder, or any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

(7)  of any combination of the immediately preceding clauses (1) to (6) (inclusive).

In addition, Additional Amounts will not be payable with respect to any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge with respect to such Notes or with respect to any Tax which is payable otherwise than by deduction or withholding from payments of principal of, premium or discount, if any, or interest on, the Notes.

The Company, Holdings, the Issuer or the Guarantors (as the case may be) will also:

(1)  make any required withholding or deduction; and

(2)  remit the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable law.

The Company, Holdings, the Issuer or the Guarantors (as the case may be) will make reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Company, Holdings, the Issuer or the Guarantors (as the case may be) will use reasonable efforts to furnish to the Holders (with a copy to the Trustee), within 30 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, either certified copies of tax receipts evidencing such payment by the Company, Holdings, the Issuer or the Guarantors (as the case may be) or, if such receipts are not obtainable, other evidence of such payments by the Company, Holdings, the Issuer or the Guarantors (as the case may be).

At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if the Company, Holdings, the Issuer or the Guarantors (as the case may be) will be obliged to pay Additional Amounts with respect to such payment, the Company, Holdings, the Issuer or the Guarantors (as the case may be) will deliver to the Trustee and the Paying Agent an Officers’ Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Paying Agent on behalf of the Trustee to pay such Additional Amounts to the Holders on the payment date.

Whenever in this “Description of the Exchange Notes” section there is mentioned, in any context, the payment of amounts based upon the principal, premium, interest or any other amount payable under or with respect to any of the Notes, this includes payment of any Additional Amounts that may be applicable.

The Company, Holdings, the Issuer or the Guarantors (as the case may be) will pay any stamp, transfer, court or documentary taxes, or any other excise or property taxes, charges or similar levies which arise from the original execution, delivery or registration of the Notes, the initial resale thereof by the initial purchasers and the enforcement of the Notes or the Guarantees following the occurrence of any Event of Default with respect to the Notes.

The foregoing provisions will survive any termination, defeasance or discharge of the Notes and shall apply mutatis mutandis to any jurisdiction in which any successor Person to the Company, Holdings, the Issuer or any Guarantor, as the case may be, is organized, engaged in business, resident for tax purposes, or otherwise subject to taxation on a net income basis or any political sub-divisions or taxing authority or agency thereof or therein.

Ranking

Senior Indebtedness Versus Notes and Guarantees

The payment of the principal of, premium, if any, interest and Additional Amounts, if any, on the Notes and the payment of any Guarantee will be subordinate in right of payment to the prior payment in full of all Senior Debt of the Company, Holdings, the Issuer or the relevant Guarantor, as the case may be, including the obligations of the Company, Holdings, the Issuer and such Guarantor under the Credit Facilities.

As of December 29, 2018:

(1)  the Issuer’s Senior Debt was $7,599.9 million, all of which represented the Issuer’s guarantee of the Company’s indebtedness under the Credit Facilities and does not reflect $300.0 million outstanding under the 2013 Accounts Receivable Facility.

(2)  Holdings’ Senior Debt was $7,599.9 million, all of which represented Holdings’ guarantee of the Company’s indebtedness under the Credit Facilities and does not reflect $300.0 million outstanding under the 2013 Accounts Receivable Facility;

(3)  the Company’s Senior Debt was $7,899.9 million, $7,599.9 million of which consisted of secured indebtedness under the Credit Facilities and $300.0 million of which consisted of secured indebtedness outstanding under the 2013 Accounts Receivable Facility; and

(4)  the Senior Debt of the Guarantors was $7,599.9 million, all of which consisted of their guarantees of the Company’s indebtedness under the Credit Facilities and does not reflect $300.0 million outstanding under the 2013 Accounts Receivable Facility.

In addition, at December 29, 2018, the Company had additional availability of approximately $583.9 million for borrowing of Senior Debt under the revolving loan facility under the Credit Facilities and $50 million of unused capacity under the 2013 Accounts Receivable Facility as of such date. Although the Indenture contains limitations on the amount of additional Indebtedness that the Company, the Issuer and the Guarantors may incur, under certain circumstances the amount of such Indebtedness could be substantial and, in any case, such Indebtedness may be Senior Debt. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness.”

Liabilities of Subsidiaries Versus Notes and Guarantees

Claims of creditors of Subsidiaries of the Company that are neither the Issuer nor the Guarantors, including trade creditors holding Indebtedness or guarantees issued by such non-guarantor Subsidiaries, and claims of preferred stockholders of such non-guarantor Subsidiaries, will have priority with respect to the assets and earnings of such non-guarantor Subsidiaries over the claims of creditors of the Company, including Holders, even if such claims do not constitute Senior Debt. Accordingly, the Notes and each Guarantee will be effectively subordinated to creditors (including trade creditors) and preferred stockholders, if any, of such non-guarantor Subsidiaries.

Although the Indenture limits the incurrence of Indebtedness and Preferred Stock by the Company’s Restricted Subsidiaries, such limitation is subject to a number of significant qualifications. Moreover, the Indenture does not impose any limitation on the incurrence by such Subsidiaries of liabilities that are not considered Indebtedness or Preferred Stock under the Indenture. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness” and “—Certain Covenants—Limitation on Preferred Stock of Restricted Subsidiaries.”

As of the Issue Date (not including the Issuer), 66 non-U.S. Subsidiaries of the Company, 46 of which have immaterial assets and liabilities (excluding intercompany debt), do not guarantee the Notes. As of December 29, 2018, our non-guarantor subsidiaries (not including the Issuer) represented approximately 33% of total assets. In addition, no Securitization Entity guarantees the Notes.

Other Senior Subordinated Indebtedness Versus Notes

Indebtedness of the Company, Holdings, the Issuer or a Guarantor that constitutes Senior Debt will rank senior to the Notes and the relevant Guarantee in accordance with the provisions of the Indenture. The Notes and each Guarantee will in all respects rank pari passu with all other senior subordinated Indebtedness of the Company, of Holdings, of the Issuer and of the applicable Guarantor, respectively, including the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes.

The Company, the Issuer and the Guarantors have agreed in the Indenture that they will not incur or suffer to exist any Indebtedness that is senior in right of payment to the Notes or the applicable Guarantee of the Company or Guarantor, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company, the Issuer or such Guarantor, as the case may be. See “—Certain Covenants—Prohibition on Incurrence of Senior Subordinated Debt.” For the avoidance of doubt, unsecured Indebtedness is not subordinated or junior to Secured Debt merely because it is unsecured.

Subordination; Payment of Notes

The Issuer is not permitted to pay principal of, premium or Additional Amounts, if any, or interest on the Notes or make any deposit pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance” below and may not purchase, redeem or otherwise retire any Notes (collectively, “pay the Notes”) if either of the following occurs (a “Payment Default”):

(1)  any Designated Senior Debt of the Issuer is not paid in full in cash when due; or

(2)  any other default on Designated Senior Debt of the Issuer occurs and the maturity of such Designated Senior Debt is accelerated in accordance with its terms;

unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Debt has been paid in full in cash. Regardless of the foregoing, the Issuer is permitted to pay the Notes if the Issuer and the Trustee receive written notice approving such payment from the Representatives of all Designated Senior Debt with respect to which the Payment Default has occurred and is continuing.

During the continuance of any default (other than a Payment Default) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Issuer is not permitted to pay the Notes for a period (a “Payment Blockage Period”) commencing upon the receipt by the Trustee (with a copy to the Issuer) of written notice (a “Blockage Notice”) of such default from the Representative of such Designated Senior Debt specifying an election to effect a Payment Blockage Period and ending 179 days thereafter. The Payment Blockage Period will end earlier if such Payment Blockage Period is terminated:

(1)  by written notice to the Trustee and the Issuer from the Person or Persons who gave such Blockage Notice;

(2)  because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or

(3)  because such Designated Senior Debt has been discharged or repaid in full in cash.

Notwithstanding the provisions described above, unless the holders of such Designated Senior Debt or the Representative of such Designated Senior Debt have accelerated the maturity of such Designated Senior Debt, the Issuer is permitted to resume paying the Notes after the end of such Payment Blockage Period. The Notes shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period irrespective of the number of defaults with respect to Designated Senior Debt during such period, except that if any Blockage Notice is delivered to the Trustee by or on behalf of holders of Designated Senior Debt (other than holders of the Bank Indebtedness), a Representative of holders of Bank Indebtedness may give another Blockage Notice within such period. However, in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360-day consecutive period, and there must be 181 days during any 360-day consecutive period during which no Payment Blockage Period is in effect.

Upon any payment or distribution of the assets of the Issuer upon a total or partial liquidation or dissolution or reorganization of, or similar proceeding relating to, the Issuer or its property:

(1)  the holders of Senior Debt of the Issuer will be entitled to receive payment in full in cash of such Senior Debt before the Holders are entitled to receive any payment;

(2)  until the Senior Debt of the Issuer is paid in full in cash, any payment or distribution to which Holders would be entitled but for the subordination provisions of the Indenture will be made to holders of such Senior Debt as their interests may appear, except that Holders may receive certain Capital Stock and subordinated debt obligations; and

(3)  if a distribution is made to Holders that, due to the subordination provisions, should not have been made to them, such Holders are required to hold it in trust for the holders of Senior Debt of the Issuer and pay it over to them as their interests may appear.

If payment of the Notes is accelerated because of an Event of Default, the Issuer must promptly notify the holders of Designated Senior Debt or the Representative of such Designated Senior Debt of the acceleration. If any Designated Senior Debt is outstanding, none of the Company, Holdings, the Issuer or any Guarantor may pay the Notes until five business days after the Representatives of all the issues of Designated Senior Debt receive notice of such acceleration and, thereafter, may pay the Notes only if the Indenture otherwise permits payment at that time.

The obligations of Holdings, the Company and the Guarantors under their respective Guarantees are senior subordinated obligations. As such, the rights of the Holders to receive payment by Holdings, the Company or by a Guarantor pursuant to its Guarantee will be subordinated in right of payment to the rights of holders of Senior Debt of Holdings, the Company or such Guarantor, as the case may be. The terms of the subordination provisions described above with respect to the Company’s obligations under the Notes apply equally to Holdings, the Company and each Guarantor and the obligations of Holdings, the Company and such Guarantor under its Guarantee.

By reason of the subordination provisions contained in the Indenture, in the event of a liquidation or insolvency proceeding, creditors of the Company, Holdings, the Issuer or a Guarantor who are holders of Senior Debt of the Company, Holdings, the Issuer or such Guarantor, as the case may be, may recover more, ratably, than the Holders, and creditors of the Company, Holdings, the Issuer or a Guarantor who are not holders of Senior Debt may recover less, ratably, than holders of Senior Debt and may recover more, ratably, than the Holders.

The terms of the subordination provisions described above will not apply to payments from money or the proceeds of U.S. government obligations held in trust by the Trustee for the payment of principal of, Additional Amounts, if any, and interest on the Notes pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance,” if the foregoing subordination provisions were not violated at the time the respective amounts were deposited pursuant to such defeasance provisions.

Guarantees

Holdings, the Company and the Domestic Restricted Subsidiaries of the Company, other than an Immaterial Domestic Restricted Subsidiary, will jointly and severally guarantee, on a senior subordinated basis, the Company’s obligations under the Notes and the Indenture. The obligations of the Company and of each Domestic Restricted Subsidiary under their Guarantees will be limited as necessary to prevent such Guarantee from constituting a fraudulent conveyance under applicable law. See “Risk Factors—Risks Relating to the Notes—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” Because Holdings is a holding company with no significant operations, the Guarantee by Holdings provides little, if any, additional credit support for the Notes, and investors should not rely on the Guarantee by Holdings in evaluating an investment in the Notes.

Holdings, the Company and each Guarantor that makes a payment under its Guarantee will be entitled upon payment in full of all guaranteed obligations under the Indenture to a contribution from each other Guarantor, Holdings and the Company and in an amount equal to such other Guarantor’s, Holdings’ and the Company’s pro rata portion of such payment based on the respective net assets of all the Guarantors, Holdings and the Company at the time of such payment determined in accordance with GAAP (for purposes hereof, Holdings’ net assets shall be those of all its consolidated Subsidiaries other than the Company and the Guarantors).

If a Guarantee were rendered voidable, it could be subordinated by a court to all other indebtedness (including guarantees and other contingent liabilities) of Holdings, the Company or a Guarantor, as applicable, and, depending on the amount of such indebtedness, Holdings’, the Company’s or a Guarantor’s liability on its Guarantee could be reduced to zero. See “Risk Factors—Risks Relating to the Notes—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.”

Pursuant to the Indenture, a Guarantor may consolidate with, merge with or into, or transfer all or substantially all its assets to, any other Person to the extent described below under “—Certain Covenants— Merger, Consolidation and Sale of Assets”; provided, however, that if such other Person is not the Company, such Guarantor’s obligations under its Guarantee must be expressly assumed by such other Person, subject to the following paragraph.

The Guarantee of a Guarantor will be released:

(1)  upon the sale or other disposition (including by way of consolidation or merger) of a Guarantor;

(2)  upon the sale or disposition of all or substantially all the assets of a Guarantor;

(3)  upon the designation of such Guarantor as an Unrestricted Subsidiary pursuant to the terms of the Indenture;

(4)  if the Guarantor becomes an Immaterial Domestic Restricted Subsidiary or ceases to be a Subsidiary; or

(5)  if the Issuer exercises its Legal Defeasance option or Covenant Defeasance option as described under “—Legal Defeasance and Covenant Defeasance” or if its obligations under the Indenture are discharged in accordance with the terms of the Indenture as described under “—Satisfaction and Discharge” (in which case the Guarantees of Holdings and the Company will also be released);

in the case of clauses (1) and (2), other than to the Company or an Affiliate of the Company and as permitted by the Indenture.

Change of Control

If a Change of Control occurs, each Holder will have the right to require that the Issuer purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued interest and Additional Amounts, if any, to the date of purchase. Within 30 days following the date upon which the Change of Control occurred, the Issuer must send, in the case of Global Notes, through the facilities of DTC and, in the case of certificated notes, by first class mail, a notice to the Trustee and each Holder, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the paying agent at the address specified in the notice prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Credit Facilities prohibit the Company or any of its Subsidiaries from purchasing any Notes (subject to certain limited exceptions) and also provides that the occurrence of certain change of control events with respect to the Company would constitute a default under the facilities thereunder. Prior to the mailing of the notice referred to above, but in any event within 30 days following any Change of Control, the Company covenants to:

(1)  repay in full all Indebtedness under the Credit Facilities and all other Senior Debt the terms of which require repayment upon a Change of Control; or

(2)  obtain the requisite consents under the Credit Facilities and all such other Senior Debt to permit the repurchase of the Notes as provided below.

The Company’s failure to comply with the covenant described in the immediately preceding sentence shall constitute an Event of Default described in clause (3) and not in clause (2) under “—Events of Default” below which would, in turn, constitute a default under the Credit Facilities. In such circumstances, the subordination provisions of the Indenture would likely restrict payment to the Holders.

The Issuer will not be required to make a Change of Control Offer upon a Change of Control if (i) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the Indenture and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer or (ii) a notice of redemption has been given pursuant to the Indenture as described under “—Optional Redemption” prior to the date on which notice of the Change of Control Offer must be sent.

A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control occurring, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

If a Change of Control Offer is made, there can be no assurance that the Issuer will have available funds sufficient to pay the Change of Control purchase price for all the Notes that might be delivered by Holders seeking to accept the Change of Control Offer. In the event the Issuer is required to purchase outstanding Notes pursuant to a Change of Control Offer, the Issuer expects that it would seek third-party financing to the extent it does not have available funds to meet its purchase obligations. However, there can be no assurance that the Issuer would be able to obtain such financing.

The Change of Control purchase feature of the Notes may in certain circumstances make more difficult or discourage a sale or takeover of the Company and, thus, the removal of incumbent management. The Change of Control purchase feature is a result of negotiations among the Company, the Issuer and the initial purchasers. The Company has no present intention to engage in a transaction involving a Change of Control, although it is possible that it could decide to do so in the future. Subject to the limitations discussed below, the Company could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control under the Indenture but that could increase the amount of indebtedness outstanding at such time or otherwise affect the Company’s capital structure or credit ratings.

Restrictions on the Company’s ability to incur additional Indebtedness are contained in the “Limitation on Incurrence of Additional Indebtedness” covenant. Such restrictions can only be waived with the consent of the holders of a majority in principal amount of the Notes then outstanding. Except for the limitations contained in such covenants, however, the Indenture does not contain any covenants or provisions that may afford Holders protection in the event of a highly leveraged transaction.

Future indebtedness that the Company or the Issuer may incur may contain prohibitions on the occurrence of certain events that would constitute a Change of Control or require the repurchase of such indebtedness upon a Change of Control. Moreover, the exercise by the Holders of their right to require the Company or the Issuer to repurchase their Notes could cause a default under such indebtedness, even if the Change of Control itself does not, due to the financial effect of such repurchase on the Company or the Issuer.

The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company to any Person. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company. As a result, it may be unclear as to whether a Change of Control has occurred and whether a holder of Notes may require the Company to make an offer to repurchase the Notes as described above.

The provisions under the Indenture relative to the Issuer’s obligation to make an offer to repurchase the Notes as a result of a Change of Control may be waived or modified with the consent of the holders of a majority in principal amount of the Notes.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the Issuer complies with the provisions of any such securities laws or regulations, the Issuer shall not be deemed to have breached its obligations under the “Change of Control” provisions of the Indenture.

Certain Covenants

Covenant Suspension

The Indenture contains, among others, the following covenants. During any period of time following the Issue Date that (i) the Notes have Investment Grade Ratings from both Rating Agencies and (ii) no Default has occurred and is continuing under the Indenture (the occurrence of the events described in the foregoing clauses and (ii) being collectively referred to as a “Covenant Suspension Event”), the Company and its Restricted Subsidiaries will not be subject to the following provisions of the Indenture:

(1) “—Limitation on Incurrence of Additional Indebtedness”;

(2) “—Limitation on Restricted Payments”;

(3) “—Limitation on Asset Sales”;

(4) “—Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries”;

(5) “—Limitation on Preferred Stock of Restricted Subsidiaries”;

(6) “—Prohibition on Incurrence of Senior Subordinated Debt”;

(7) clause (2) of the first paragraph of “—Merger, Consolidation and Sale of Assets”;

(8) “—Limitation on Transactions with Affiliates”;

(9) “—Future Guarantees by Restricted Subsidiaries”; and

(10) “—Conduct of Business”;

(collectively, the “Suspended Covenants”). Upon the occurrence of a Covenant Suspension Event, the amount of Net Cash Proceeds with respect to any applicable Net Proceeds Offer Trigger Date shall be set at zero at such date (the “Suspension Date”). In addition, in the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraws its Investment Grade Rating or downgrades the rating assigned to the Notes below an Investment Grade Rating or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants with respect to future events. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.” Within 30 days of the Reversion

Date, any Restricted Subsidiary that would have been required during the Suspension Period but for the Suspended Covenants by the “Future Guarantees by Restricted Subsidiaries” covenant to execute a supplemental indenture will execute such supplemental indenture required by such covenant. Notwithstanding that the Suspended Covenants may be reinstated, no Default or Event of Default will be deemed to have occurred as a result of a failure to comply with the Suspended Covenants during the Suspension Period (or upon termination of the Suspension Period or after that time based solely on events that occurred during the Suspension Period).

On the Reversion Date, all Indebtedness incurred during the Suspension Period will be classified to have been incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant to the extent such Indebtedness would be permitted to be incurred or issued thereunder as of the Reversion Date and after giving effect to Indebtedness incurred or issued prior to the Suspension Period and outstanding on the Reversion Date. To the extent such Indebtedness would not be so permitted to be incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, such Indebtedness will be deemed to have been outstanding on the Issue Date, so that it is classified as permitted under paragraph (3) of the definition of Permitted Indebtedness. Restricted Payments made during the Suspension Period will be deemed to have been made pursuant to the first paragraph of the “Limitation on Restricted Payments” covenant.

There can be no assurance that the Notes will ever achieve or maintain Investment Grade Ratings.

Furthermore, if (i) a Change of Control occurs that results in either (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group (as defined in the definition of Change of Control) other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company or (b) any Person or Group other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company becoming the beneficial owner, directly or indirectly, of shares representing 100% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings and (ii) such Person or Group acquiring control pursuant to clause (i) above is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company will not be subject to the first three paragraphs of the covenant described under “—Reports to Holders” from that time if and for so long as such Person or Group maintains Investment Grade Ratings from both Rating Agencies.

Limitation on Incurrence of Additional Indebtedness

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively “incur”) any Indebtedness (other than Permitted Indebtedness); provided, however, that the Company and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company would have been greater than 2.0 to 1.0; provided, however, that the amount of Indebtedness (including Acquired Indebtedness) that may be incurred pursuant to the foregoing by Restricted Subsidiaries that are not Guarantors or the Issuer shall not exceed $200 million at any one time outstanding.

Limitation on Restricted Payments

The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:

(1)  declare or pay any dividend or make any distribution on, or in respect of, shares of the Company’s or any Restricted Subsidiary’s Capital Stock to holders of such Capital Stock (other than dividends or distributions payable in Qualified Capital Stock of the Company and dividends or distributions payable to the Company or a Restricted Subsidiary and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

(2)  purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or of any direct or indirect parent of the Company or of a Restricted Subsidiary of the Company held by any Affiliate of the Company (other than a Restricted Subsidiary of the Company) or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock;

(3)  make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company, of the Issuer or of any Guarantor, that is subordinate or junior in right of payment to the Notes or any Guarantee, as applicable (other than (x) any Indebtedness permitted under clause (6) of the definition of “Permitted Indebtedness” and (y) the purchase, defeasance or other acquisition of such Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of such purchase, defeasance or other acquisition); or

(4)  make any Investment (other than Permitted Investments);

(each of the foregoing actions set forth in clauses (1), (2), (3) and (4) being referred to as a “Restricted Payment”), if at the time of such Restricted Payment or immediately after giving effect thereto:

(i)  a Default or an Event of Default shall have occurred and be continuing; or

(ii)  the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to December 14, 2010 (other than Restricted Payments made pursuant to clauses (2), (3), (4), (5), (6), (7), (8), (9), (10), (11), (12), (13) and (14) of the following paragraph) shall exceed the sum of, without duplication:

(a)  $400 million; plus

(b)  50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to October 1, 2010 and on or prior to the date the Restricted Payment occurs (the “Reference Date”) (treating such period as a single accounting period); plus

(c)  100% of the aggregate net cash proceeds (including the fair market value of property (as determined by the Company in good faith), other than cash, that would constitute Marketable Securities or a Permitted Business) received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to December 14, 2010 and on or prior to the Reference Date of Qualified Capital Stock of the Company (other than Excluded Contributions); plus

(d)  without duplication of any amounts included in clause (ii)(w) above, 100% of the aggregate net cash proceeds of any equity contribution received subsequent to December 14, 2010 by the Company from a holder of the Company’s Capital Stock; plus

(e)  the amount by which Indebtedness of the Company is reduced on the Company’s balance sheet upon the conversion or exchange subsequent to December 14, 2010 of any Indebtedness of the Company for Qualified Capital Stock of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the net cash proceeds received by the Company or any Restricted Subsidiary from the sale of such Indebtedness (excluding net cash proceeds from sales to a Subsidiary of the Company or to an employee stock ownership plan or a trust established by the Company or any of its Subsidiaries for the benefit of their employees); plus

(f)  an amount equal to the sum of (I) 100% of the aggregate net proceeds (including the fair market value of property other than cash that would constitute Marketable Securities or a Permitted Business) received by the Company or any Restricted Subsidiary subsequent to December 14, 2010 (A)

from any sale or other disposition of any Investment (other than a Permitted Investment) in any Person (including an Unrestricted Subsidiary) made by the Company and its Restricted Subsidiaries and (B) representing the return of capital or principal (excluding dividends and distributions otherwise included in Consolidated Net Income) with respect to such Investment and (II) the portion (proportionate to the Company’s equity interest in an Unrestricted Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at any time subsequent to December 14, 2010 such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that, in the case of item (II), the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary.

Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit:

(1)  the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of such dividend or notice of such redemption if the dividend or payment of the redemption price, as the case may be, would have been permitted on the date of declaration or notice;

(2)  any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Capital Stock of the Company (other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees and other than Designated Preferred Stock) or a substantially concurrent cash capital contribution received by the Company from its stockholders; provided, however, that the net cash proceeds from such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clauses (ii)(w) and (ii)(x) of the immediately preceding paragraph;

(3)  the acquisition of any Indebtedness of the Company, the Issuer or a Guarantor that is subordinate or junior in right of payment to the Notes or the applicable Guarantee through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of Refinancing Indebtedness that is subordinate or junior in right of payment to the Notes or the applicable Guarantee;

(4)  Dividend Equivalent Payments and payments to a direct or indirect parent of the Company for the purpose of permitting any of such entities to redeem or repurchase common equity or options in respect thereof, in each case in connection with the repurchase provisions of employee stock option or stock purchase agreements or other agreements to compensate management employees, or upon the death, disability, retirement, severance or termination of employment of management employees; provided that all such Dividend Equivalent Payments and redemptions or repurchases pursuant to this clause (4) shall not exceed in any fiscal year the sum of (A) $25 million in any fiscal year carried over to succeeding fiscal years (with unused amounts so carrying over as of the Issue Date) subject to a maximum (without giving effect to the following clause (B)) of $50 million in any fiscal year) plus (B) any amounts not utilized in any preceding fiscal year following December 14, 2010 that were otherwise available under this clause (4) for such purchases (which aggregate amount shall be increased by the amount of any net cash proceeds received from the sale since December 14, 2010 of Capital Stock (other than Disqualified Capital Stock) to members of the Company’s management team that have not otherwise been applied to the payment of Restricted Payments pursuant to the terms of clause (ii) of the immediately preceding paragraph or clause (2) of this paragraph and by the cash proceeds of any “key-man” life insurance policies which are used to make such redemptions or repurchases); provided, further, that the cancellation of Indebtedness owing to the Company from members of management of the Company or any of its Restricted Subsidiaries in connection with any repurchase of Capital Stock of such entities (or warrants or options or rights to acquire such Capital Stock) will not be deemed to constitute a Restricted Payment under the Indenture;

(5)  the declaration and payment of dividends by the Company to, or the making of loans to, its direct parent company in amounts required for the Company’s direct or indirect parent companies to pay

(A)  franchise taxes and other fees, taxes and expenses required to maintain their corporate existence,

(B)  Federal, state and local income taxes, to the extent such income taxes are attributable to the income of the Company and the Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided, however, that the amount of such payments in any fiscal year does not exceed the amount that the Company and its consolidated Subsidiaries would be required to pay in respect of Federal, state and local taxes for such fiscal year were the Company to pay such taxes as a stand-alone taxpayer,

(C)  customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries,

(D)  general corporate overhead expenses of any direct or indirect parent company of the Company to the extent such expenses are attributable to the ownership or operation of the Company and the Restricted Subsidiaries, and

(E)  reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Company;

(6)  repurchases of Capital Stock deemed to occur upon the exercise of stock options, warrants or other convertible or exchangeable securities if such Capital Stock represents a portion of the exercise price thereof or the withholding of a portion of such Capital Stock to pay the taxes payable on account of such exercise;

(7)  additional Restricted Payments in an aggregate amount not to exceed $75.0 million;

(8)  [intentionally omitted];

(9)  payments of dividends on Disqualified Capital Stock issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant;

(10)  Restricted Payments made with Net Cash Proceeds from Asset Sales remaining after application thereof as required by the “Limitation on Asset Sales” covenant (including after the making by the Issuer of any Net Proceeds Offer required to be made by the Issuer pursuant to such covenant and the application of the entire Net Proceeds Offer Amount to purchase Notes tendered therein);

(11)  the repayment or extension of intercompany debt that is permitted under the Indenture;

(12)  cash payments in lieu of fractional shares in connection with the exercise of warrants, stock options or other securities convertible into or exchangeable into Capital Stock of the Company;

(13)  upon occurrence of a Change of Control, and within 60 days after the completion of the Change of Control Offer pursuant to the “Change of Control” covenant (including the purchase of all Notes tendered), any purchase or redemption of Obligations of the Issuer or the Company that are subordinate or junior in right of payment to the Notes or the Guarantee required pursuant to the terms thereof as a result of such Change of Control at a purchase or redemption price not to exceed 101% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon and Additional Amounts, if any; provided, however, that (A) at the time of such purchase or redemption, no Default or Event of Default shall have occurred and be continuing (or would result therefrom) and (B) such purchase or redemption is not made, directly or indirectly, from the proceeds of (or made in anticipation of) any issuance of Indebtedness by the Company or any Subsidiary; and

(14)  Restricted Payments that are made with Excluded Contributions.

Notwithstanding any of the foregoing to the contrary, the Company and its Restricted Subsidiaries may make any Restricted Payment so long as (1) no Default or Event of Default has occurred and is continuing and (2) at the time of such Restricted Payment and after giving pro forma effect thereto, the Company’s Consolidated Fixed Charge Coverage Ratio would exceed 2.0 to 1.0; provided, however, that if at any time the criteria set forth in the preceding clause (2) cease to be satisfied, all Restricted Payments made by the Company or any of its Restricted Subsidiaries occurring on or after the date on which such criteria ceased to be satisfied shall be required to be made, to the extent permitted thereby, in compliance with the preceding paragraphs of this covenant, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made through such date pursuant to and in compliance with this paragraph; provided, further, that if the Company or any of its Restricted Subsidiaries become contractually obligated to make any Restricted Payment at the time criteria set forth in the preceding clauses (1) and (2) continues to be satisfied, then the Company or such Restricted Subsidiary, as the case may be, may continue to make such Restricted Payments, even if the criteria in such clauses (1) and (2) ceases to be satisfied at the time such Restricted Payment is actually made, notwithstanding the limitation set forth in the preceding proviso, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made on such date pursuant to and in compliance with this proviso.

For purposes of determining compliance with this covenant, in the event that a payment or other action meets the criteria of more than one of the exceptions described in clauses (1) through (14) above, or is permitted to be made pursuant to clause (ii) of the first paragraph of this covenant (including by virtue of qualifying as Permitted Investment), the Company will be permitted to classify such payment or other action on the date of its occurrence in any manner that complies with this covenant. Payments or other actions permitted by this covenant need not be permitted solely by reference to one provision permitting such payment or other action but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such payment or other action (including pursuant to any section of the definition of “Permitted Investment”).

The Board of Directors of the Company may designate any Restricted Subsidiary of the Company (other than the Issuer) to be an Unrestricted Subsidiary as specified in the definition of “Unrestricted Subsidiary.” For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of the designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All of those outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of the Investments at the time of such designation. Such designation will only be permitted if the Restricted Payment would be permitted at the time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

Limitation on Asset Sales

The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(1)    the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company);

(2)    at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents; provided that the amount of:

(a)    any liabilities (as shown on the Company’s or such Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been shown on the Company’s or such Restricted Subsidiary’s balance or the footnotes thereto if such incurrence or accrual had taken place on the date of such balance sheet, as determined by the Company) of the Company or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets;

(b)    any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days of the receipt thereof (to the extent of the cash received); and

(c)    any Designated Non-cash Consideration received by the Company or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-cash Consideration received pursuant to this clause (c) after December 14, 2010 that is at that time outstanding, not to exceed the greater of $150 million and 5% of Total Assets at the time of the receipt of such Designated Non-cash Consideration (with the fair market value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value), shall, in each of (a), (b) and (c) above, be deemed to be cash for the purposes of this provision or for purposes of the second paragraph of this covenant; and

(3)    upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 545 days of receipt thereof either (A) to prepay any Senior Debt, or Indebtedness of a Restricted Subsidiary that is neither the Issuer nor a Guarantor and, in the case of any such Indebtedness under any revolving credit facility, effect a corresponding reduction in the availability under such revolving credit facility (or effect a permanent reduction in the availability under such revolving credit facility regardless of the fact that no prepayment is required in order to do so (in which case no prepayment should be required)), (B) to reinvest in Productive Assets (provided that this requirement shall be deemed satisfied if the Company or such Restricted Subsidiary by the end of such 545-day period has entered into a binding agreement under which it is contractually committed to reinvest in Productive Assets and such investment is consummated within 120 days from the date on which such binding agreement is entered into and, with respect to the amount of such investment, the reference to the 546th day after an Asset Sale in the second following sentence shall be deemed to be a reference to the 121st day after the date on which such binding agreement is entered into (but only if such 121st day occurs later than such 546th day)) or (C) a combination of prepayment and investment permitted by the foregoing clauses (3)(A) and (3)(B). Pending the final application of any such Net Cash Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. On the 546th day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Restricted Subsidiary determines by Board Resolution not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each, a “Net Proceeds Offer Trigger Date”), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each a “Net Proceeds Offer Amount”) shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the “Net Proceeds Offer”) on a date not less than 30 nor more than 60 days following the applicable Net Proceeds Offer Trigger Date, from all Holders and holders of any other Senior Subordinated Debt of the Company or a Restricted Subsidiary requiring the making of such an offer, on a pro rata basis, the maximum amount of Notes and such other Senior Subordinated Debt that may be purchased with the Net Proceeds Offer Amount at a price equal to 100% of their principal amount (or, in the event such other Senior Subordinated Debt was issued with significant original issue discount, 100% of the accreted value thereof), plus accrued and unpaid interest thereon and Additional Amounts, if any, to the date of purchase (or, in respect of such other Senior Subordinated Debt, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Debt); provided, however, that if at any time any non-cash consideration (including any Designated Non-cash Consideration) received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. Notwithstanding the foregoing, if a Net Proceeds Offer Amount is less than $40.0 million, the application of the Net Cash Proceeds constituting such Net Proceeds Offer Amount to a Net Proceeds Offer may be deferred until such time as such Net Proceeds Offer Amount plus the aggregate amount of all Net Proceeds Offer Amounts arising subsequent to the Net Proceeds Offer Trigger Date relating to such initial Net Proceeds Offer Amount from all Asset Sales by the Company and its Restricted Subsidiaries aggregates at least $40.0 million, at which time the Company or such Restricted Subsidiary shall apply all Net Cash Proceeds constituting all Net Proceeds Offer Amounts that have been so deferred to make a Net Proceeds Offer (the first date the aggregate of all such deferred Net Proceeds Offer Amounts is equal to $40.0 million or more shall be deemed to be a Net Proceeds Offer Trigger Date).

Notwithstanding the immediately preceding paragraph, the Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraph to the extent that:

(1)    at least 75% of the consideration for such Asset Sale constitutes Productive Assets, cash, Cash Equivalents and/or Marketable Securities; and

(2)    such Asset Sale is for fair market value (as determined in good faith by the Company); provided that any consideration consisting of cash, Cash Equivalents and/or Marketable Securities received by the Company or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the preceding paragraph.

Notice of each Net Proceeds Offer will be sent to DTC, in the case of Global Notes, or mailed to the record Holders as shown on the register of Holders, in the case of certificated notes, within 30 days following the Net Proceeds Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth in the Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 (but in minimum amounts of $200,000) in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Net Proceeds Offer Amount, Notes of tendering Holders will be purchased in accordance with the depository’s procedures (based on amounts tendered). A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law. To the extent that the aggregate amount of Notes and other Senior Subordinated Debt tendered pursuant to a Net Proceeds Offer is less than the Net Proceeds Offer Amount, the Company may use any remaining Net Proceeds Offer Amount for general corporate purposes or for any other purpose not prohibited by the Indenture. Upon completion of any such Net Proceeds Offer, the Net Proceeds Offer Amount shall be reset at zero.

The Issuer and the Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with the “Asset Sale” provisions of the Indenture, the Issuer and the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the “Asset Sale” provisions of the Indenture by virtue thereof.

Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries

The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Company to:

(1)    pay dividends or make any other distributions on, or in respect of, its Capital Stock;

(2)    make loans or advances or pay any Indebtedness or other obligation owed to the Company, the Issuer or any Guarantor; or

(3)    transfer any of its property or assets to the Company, the Issuer or any Guarantor,

except, with respect to clauses (1), (2) and (3), for such encumbrances or restrictions existing under or by reason of:

(a)    applicable law, rule, regulation or order;

(b)    the Indenture, the Notes, the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes and the Guarantees;

(c)    non-assignment provisions of any contract or any lease of any Restricted Subsidiary of the Company entered into in the ordinary course of business;

(d)    any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;

(e)    the Credit Facilities as entered into or existing on the Issue Date or any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided that any restrictions imposed pursuant to any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are ordinary and customary with respect to syndicated bank loans (under the relevant circumstances);

(f)    agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date;

(g)    restrictions on the transfer of assets subject to any Lien permitted under the Indenture imposed by the holder of such Lien;

(h)    restrictions imposed by any agreement to sell assets or Capital Stock permitted under the Indenture to any Person pending the closing of such sale;

(i)    any agreement or instrument governing Capital Stock of any Person that is acquired;

(j)    any Purchase Money Note or other Indebtedness or other contractual requirements of a Securitization Entity in connection with a Qualified Securitization Transaction; provided that such restrictions apply only to such Securitization Entity;

(k)    other Indebtedness or Permitted Subsidiary Preferred Stock outstanding on the Issue Date or permitted to be issued or incurred under the Indenture; provided that any such restrictions are ordinary and customary with respect to the type of Indebtedness being incurred or Preferred Stock being issued (under the relevant circumstances);

(l)    restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and

(m)    any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (d) and (f) through (l) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company’s Board of Directors (evidenced by a Board Resolution) whose judgment shall be conclusively binding, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(n)    customary provisions in joint venture, partnership, asset sale, sale leaseback and other similar agreements; and

(o)    customary provisions in leases and other agreements entered into in the ordinary course of business.

Limitation on Preferred Stock of Restricted Subsidiaries

The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company, other than Permitted Subsidiary Preferred Stock. The provisions of this covenant will not apply to (w) the Issuer or any of the Guarantors, (x) any transaction as a result of which neither the Company nor any of its Restricted Subsidiaries will own any Capital Stock of the Restricted Subsidiary whose Preferred Stock is being issued or sold and (y) Preferred Stock that is Disqualified Capital Stock and is issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant.

Limitation on Liens

The Company will not, and will not cause or permit the Issuer or any Guarantor to, incur any Secured Debt that is not Senior Debt of such Person, unless contemporaneously therewith such Person makes effective provision to secure the Notes or the relevant Guarantee, as applicable, equally and ratably with such Secured Debt for so long as such Secured Debt is secured by a Lien (the “Initial Lien”). Any Lien created for the benefit of the Holders pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Lien securing the other Secured Debt and that holders of such other Secured Debt may exclusively control the disposition of property subject to the Initial Lien.

Prohibition on Incurrence of Senior Subordinated Debt

The Company will not, and will not permit the Issuer or any Guarantor to, incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or the Guarantee of the Company or such Guarantor, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company, the Issuer or such Guarantor, as the case may be. For the avoidance of doubt, unsecured Indebtedness is not subordinated or junior to Secured Debt merely because it is unsecured.

Merger, Consolidation and Sale of Assets

The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company’s assets (determined on a consolidated basis for the Company and the Company’s Restricted Subsidiaries) to any Person unless:

(1)    either:

(a)    the Company shall be the surviving or continuing corporation; or

(b)    the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company’s Restricted Subsidiaries substantially as an entirety (the “Surviving Entity”):

(x)    shall be a corporation, partnership, limited liability company or similar entity organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia; and

(y)    shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all of the Company’s obligations under its Guarantee and the performance of every covenant of the Notes, the Indenture and the Registration Rights Agreement to be performed or observed on the part of the Company;

(2)    except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be, shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, or the Consolidated Fixed Charge Coverage Ratio for the Surviving Entity and its Restricted Subsidiaries on a consolidated basis would be greater than such ratio for the Company and the Restricted Subsidiaries immediately prior to such transaction;

(3)    except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

(4)    the Company or the Surviving Entity shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company. However, transfer of assets between or among the Company and its Restricted Subsidiaries will not be subject to this covenant.

The Indenture provides that upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture and the Notes with the same effect as if such surviving entity had been named as such and that, in the event of a conveyance or transfer (but not a lease), the conveyor or transferor (but not a lessor) will be released from the provisions of the Indenture.

The Issuer will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Issuer’s assets to any Person unless:

(1)    either:

(a)    the Issuer shall be the surviving or continuing corporation; or

(b)    the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Issuer substantially as an entirety (the “Surviving Entity”):

(x)    shall be a corporation, partnership, limited liability company or similar entity organized and validly existing under the laws of England and Wales, the United States of America or any State thereof or the District of Columbia; and

(y)    shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, premium or Additional Amounts, if any, and interest on all of the Notes and the performance of every covenant of the Notes, the Indenture and the Registration Rights Agreement to be performed or observed on the part of the Issuer; provided, that at any time the Issuer or its successor is not a corporation, there shall be a co-issuer of the Notes that is a corporation;

(2)    except in the case of a merger of the Issuer with or into the Company or a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Issuer in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

(3)    the Issuer or the Surviving Entity shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

The Indenture provides that upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Issuer in accordance with the foregoing, in which the Issuer is not the continuing corporation, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture and the Notes with the same effect as if such surviving entity had been named as such and that, in the event of a conveyance or transfer (but not a lease), the conveyor or transferor (but not a lessor) will be released from the provisions of the Indenture.

The Company will not permit any Guarantor to consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:

(1)    (except in the case of a Guarantor that has been disposed of in its entirety to another Person (other than to the Company or an Affiliate of the Company), whether through a merger, consolidation or sale of Capital Stock or through the sale of all or substantially all of its assets (such sale constituting the disposition of such Guarantor in its entirety), if in connection therewith the Company provides an officers’ certificate to the Trustee to the effect that the Company will comply with its obligations under the “Limitation on Asset Sales” covenant in respect of such disposition) the resulting, surviving or transferee Person (if not such Guarantor) shall be a Person organized and validly existing under the laws of the jurisdiction under which such Guarantor was organized or under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of such Guarantor, if any, under its Guarantee;

(2)    except in the case of a merger of a Guarantor with or into the Company, the Issuer or another Guarantor and except in the case of a merger entered into solely for the purpose of reincorporating a Guarantor in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

(3)    the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

Holdings will not consolidate or merge with or into, or sell, assign, transfer, lease or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:

(1)    the resulting, surviving or transferee Person (if not Holdings) shall be a Person organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of Holdings, if any, under its Guarantee;

(2)    except in the case of a merger entered into solely for reincorporating Holdings in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

(3)    the Issuer shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.

Limitation on Transactions with Affiliates

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to occur any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (an “Affiliate Transaction”) involving aggregate payment or consideration in excess of $20.0 million, unless:

(1)    such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s-length basis from a Person that is not an Affiliate of the Company and

(2)    the Company delivers to the Trustee with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $30.0 million, a Board Resolution adopted by the majority of the members of the Board of Directors of the Company approving such Affiliate Transaction and an officers’ certificate certifying that such Affiliate Transaction complies with clause (1) above.

The restrictions set forth in the first paragraph of this covenant shall not apply to:

(1)    reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company’s Board of Directors or senior management;

(2)    transactions between or among the Company and any of its Restricted Subsidiaries or between or among such Restricted Subsidiaries; provided that such transactions are not otherwise prohibited by the Indenture;

(3)    any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) or by any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date as determined in good faith by the Company;

(4)    Restricted Payments or Permitted Investments permitted by the Indenture;

(5)    transactions effected as part of a Qualified Securitization Transaction;

(6)    [intentionally omitted];

(7)    payments or loans to employees or consultants that are approved by the Board of Directors of the Company in good faith;

(8)    sales of Qualified Capital Stock;

(9)    the existence of, or the performance by the Company or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders’ agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Company or any of its Restricted Subsidiaries of obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (9) to the extent that the terms of any such amendment or new agreement taken as a whole are not materially disadvantageous to the Holders;

(10)    transactions permitted by, and complying with, the provisions of the “Merger, Consolidation and Sale of Assets” covenant;

(11)    any issuance of securities or other payments, awards, grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company;

(12)    [intentionally omitted]; and

(13)    transactions in which the Company or any Restricted Subsidiary, as the case may be, receives an opinion from a nationally recognized investment banking, appraisal or accounting firm that such Affiliate Transaction is either fair, from a financial standpoint, to the Company or such Restricted Subsidiary or is on terms not materially less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s length basis from a Person that is not an Affiliate of the Company.

Future Guarantees by Restricted Subsidiaries

The Company will not, and will not permit any of its Restricted Subsidiaries to, create or acquire another Domestic Restricted Subsidiary unless such Domestic Restricted Subsidiary within 20 business days executes and delivers a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary; provided, however, that such Domestic Restricted Subsidiary need not execute and deliver such a supplemental indenture for so long as such Domestic Restricted

Subsidiary is an Immaterial Domestic Restricted Subsidiary; provided further, however, that the Company will cause a Domestic Restricted Subsidiary that was an Immaterial Domestic Restricted Subsidiary but has ceased to qualify as an Immaterial Domestic Restricted Subsidiary to execute and deliver a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary no later than 20 business days after the end of the most recently ended fiscal quarter of the Company in which such Domestic Restricted Subsidiary ceased to be an Immaterial Domestic Restricted Subsidiary; provided further, however, that if at any time, Domestic Restricted Subsidiaries that are not Guarantors because they are Immaterial Domestic Restricted Subsidiaries constitute in the aggregate more than 5% of Total Assets as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available or more than 5% of Consolidated EBITDA of the Company for the period of four consecutive fiscal quarters as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available, then the Company shall cause one or more such Domestic Restricted Subsidiaries to become Guarantors (notwithstanding that such Domestic Restricted Subsidiaries are, individually, Immaterial Domestic Restricted Subsidiaries), no later than 20 business days after the end of the most recently ended fiscal quarter in which such requirement was triggered, such that the foregoing condition ceases to be true.

Conduct of Business

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any businesses a majority of whose revenues are not derived from businesses that are the same or reasonably similar, ancillary or related to, or a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date (which shall include engineered components businesses not within the aerospace industry).

Reports to Holders

The Indenture provides that, whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders:

(1)    all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants and

(2)    all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case, within the time periods specified in the SEC’s rules and regulations.

In addition, whether or not required by the rules and regulations of the SEC, the Company must file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC’s rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

For so long as Holdings or another direct or indirect parent company of the Company is a guarantor of the Notes, the Indenture permits the Company to satisfy its obligations under this covenant by furnishing financial information relating to Holdings; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings, on the one hand, and the information relating to the Company and its Restricted Subsidiaries on a stand-alone basis, on the other hand.

In addition, the Company has agreed that, for so long as any Notes remain outstanding, it will furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Events of Default

The following events are defined in the Indenture as “Events of Default”:

(1)    the failure to pay interest on or Additional Amounts with respect to any Notes when the same becomes due and payable if the default continues for a period of 30 days (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);

(2)    the failure to pay the principal on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer on the date specified for such payment in the applicable offer to purchase) (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);

(3)    a default in the observance or performance of any other covenant or agreement contained in the Indenture which default continues for a period of 60 days (or 180 days in the case of the covenant described under “—Reports to Holders”) after either the Company or the Issuer receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to the “Merger, Consolidation and Sale of Assets” covenant, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

(4)    the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company, the Issuer or any Significant Subsidiary of the Company (other than a Securitization Entity), or the acceleration of the final stated maturity of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $50 million or more at any time;

(5)    one or more judgments in an aggregate amount in excess of $50 million shall have been rendered against the Company, the Issuer or any Significant Subsidiaries of the Company and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable; or

(6)    certain events of bankruptcy affecting the Company, the Issuer or any of the Company’s Significant Subsidiaries.

If an Event of Default (other than an Event of Default specified in clause (6) above with respect to the Company or the Issuer) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of, accrued interest on, and Additional Amounts with respect to all the Notes to be due and payable immediately by notice in writing to the Company, the Issuer and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” (the “Acceleration Notice”), and the same:

(1)    shall become immediately due and payable or

(2)    if there are any amounts outstanding under the Credit Facilities, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Facilities and five business days after receipt by the Company, the Issuer and the Representative under the Credit Facilities of such Acceleration Notice but only if such Event of Default is then continuing.

If an Event of Default specified in clause (6) above with respect to the Company or the Issuer occurs and is continuing, then all unpaid principal of, and premium or Additional Amounts, if any, and accrued and unpaid interest on, all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

The Indenture provides that, at any time after a declaration of acceleration with respect to the Notes as described in the two preceding paragraphs, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences:

(1)    if the rescission would not conflict with any judgment or decree;

(2)    if all existing Events of Default have been cured or waived except nonpayment of principal, Additional Amounts or interest that has become due solely because of the acceleration;

(3)    to the extent the payment of such interest is lawful, interest on overdue installments of interest, overdue principal and overdue Additional Amounts, which has become due otherwise than by such declaration of acceleration, has been paid;

(4)    if either the Company or the Issuer has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

(5)    in the event of the cure or waiver of an Event of Default of the type described in clause (6) of the description above of Events of Default, the Trustee shall have received an officers’ certificate and an opinion of counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto.

The Holders of a majority in principal amount of the Notes may waive any existing Default or Event of Default under the Indenture, and its consequences, except a default in the payment of the principal of or interest on any Notes.

Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture and under the TIA. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee indemnity satisfactory to it. Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

Under the Indenture, either the Company or the Issuer is required to provide an officers’ certificate to the Trustee promptly upon any such officer obtaining knowledge of any Default or Event of Default (provided that, such officers shall provide such certification at least annually whether or not they know of any Default or Event of Default) that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

Legal Defeasance and Covenant Defeasance

The Issuer may, at its option and at any time, elect to have its obligations discharged with respect to the outstanding Notes (“Legal Defeasance”). Such Legal Defeasance means that the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, except for:

(1)    the rights of Holders to receive payments in respect of the principal of, premium or Additional Amounts, if any, and interest on, the Notes when such payments are due;

(2)    the Issuer’s obligations with respect to the Notes concerning issuing temporary notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments;

(3)    the rights, powers, trust, duties and immunities of the Trustee and the Issuer’s obligations in connection therewith; and

(4)    the Legal Defeasance provisions of the Indenture.

In addition, the Issuer may, at its option and at any time, elect to have the obligations of the Issuer released with respect to certain covenants that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, reorganization and insolvency events) described under “—Events of Default” will no longer constitute an Event of Default with respect to the Notes.

In order to exercise either Legal Defeasance or Covenant Defeasance:

(1)    the Company or the Issuer must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. government obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium or Additional Amounts, if any, and interest on, the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

(2)    in the case of Legal Defeasance, the Issuer shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that:

(a)    the Issuer has received from, or there has been published by the Internal Revenue Service a ruling; or

(b)    since the date of the Indenture, there has been a change in the applicable federal income tax law;

in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)    in the case of Covenant Defeasance, the Issuer shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)    no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

(5)    such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under the Indenture (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(6)    the Issuer shall have delivered to the Trustee an officers’ certificate stating that the deposit was not made by the Company or the Issuer with the intent of preferring the Holders over any other creditors of the Company or the Issuer or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or the Issuer or others;

(7)    the Issuer shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent provided for, or relating to, the Legal Defeasance or the Covenant Defeasance have been complied with;

(8)    the Issuer shall have delivered to the Trustee an opinion of counsel to the effect that:

(a)    the trust funds will not be subject to any rights of holders of Senior Debt, including those arising under the Indenture; and

(b)    after the 91st day following the deposit, the trust funds will not be subject to the effect of the preference provisions of Section 547 of the United States Federal Bankruptcy Code; and

(9)    certain other customary conditions precedent are satisfied.

Notwithstanding the foregoing, the opinion of counsel required by clause (2) above with respect to a Legal Defeasance need not be delivered if all Notes not therefor delivered to the Trustee for cancellation (x) have become due and payable or (y) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for giving of notice of redemption by the Trustee in the name, and at the expense, of the Company or the Issuer.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in the Indenture) as to all outstanding Notes when

(1)    either:

(a)    all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Issuer and thereafter repaid to the Company or the Issuer or discharged from such trust) have been delivered to the Trustee for cancellation; or

(b)    all Notes not theretofore delivered to the Trustee for cancellation have (i) become due and payable, pursuant to an optional redemption notice or otherwise or (ii) will become due and payable within one year or are to be called for redemption within one year, and the Company or the Issuer has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium or Additional Amounts, if any, and interest on, the Notes to the date of deposit together with irrevocable instructions from the Company or the Issuer directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be; and

(2)    the Company or the Issuer has paid all other sums payable under the Indenture by the Company or the Issuer.

The Trustee will acknowledge the satisfaction and discharge of the Indenture if the Issuer has delivered to the Trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture have been complied with.

Modification of the Indenture

From time to time, the Company, the Issuer, the Guarantors and the Trustee, without the consent of the Holders, may amend the Indenture to:

(1)    cure any ambiguity, defect or inconsistency;

(2)    provide for uncertificated notes in addition to or in place of certificated notes or to alter the provisions of the Indenture relating to the form of the Notes (including the related definitions) in a manner that does not materially adversely affect the legal rights of any Holder;

(3)    provide for the assumption of the Company’s, the Issuer’s, Holdings’ or a Guarantor’s obligations to the Holders by a successor to the Company, the Issuer, Holdings or a Guarantor pursuant to the “Merger, Consolidation and Sale of Assets” covenant;

(4)    make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any Holder;

(5)    comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;

(6)    provide for the issuance of Notes issued after the Issue Date in accordance with the limitations set forth in the Indenture;

(7)    allow any Guarantor to execute a supplemental indenture and/or a Guarantee with respect to the Notes; provided that any such supplemental indenture and/or Guarantee need only be executed by the Company, the Issuer and such Guarantor;

(8)    provide for the issuance of exchange notes or private exchange notes; or

(9)    conform the text of the Indenture, the Guarantees or the Notes to any provision of the “Description of the Notes” in the Final Offering Memorandum to the extent that such provision in such “Description of the Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Notes.

Other modifications and amendments of the Indenture may be made with the consent of the Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture, except that, without the consent of each Holder affected thereby, no amendment may:

(1)    reduce the amount of Notes whose Holders must consent to an amendment;

(2)    reduce the rate of or change or have the effect of changing the time for payment of interest or Additional Amounts, including defaulted interest, on any Notes;

(3)    reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;

(4)    make any Notes payable in money other than that stated in the Notes;

(5)    make any change in the provisions of the Indenture protecting the right of each Holder to receive payment of principal of, Additional Amounts, if any, and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;

(6)    after the Company’s or the Issuer’s obligation to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Company or the Issuer to make and consummate a Change of Control Offer in the event of a Change of Control or modify any of the provisions or definitions with respect thereto after a Change of Control has occurred; or

(7)    modify or change any provision of the Indenture or the related definitions affecting the subordination or ranking of the Notes in a manner which adversely affects the Holders.

However, no amendment may be made to the subordination provisions of the Indenture that adversely affects the rights of any holder of Senior Debt of the Company, the Issuer, Holdings or a Guarantor then outstanding unless the holders of such Senior Debt (or their Representative) consent to such change.

Governing Law

The Indenture provides that it and the Notes will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

The Trustee

The Indenture provides that, except during the continuance of an Event of Default, the Trustee will perform only such duties as are specifically set forth in the Indenture. During the existence of an Event of Default, the Trustee will exercise such rights and powers vested in it by the Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

The Indenture and the provisions of the TIA contain certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payments of claims in certain cases or to realize on certain property received in respect of any such claim as security or otherwise. Subject to the TIA, the Trustee is permitted to engage in other transactions; provided that if the Trustee acquires any conflicting interest as described in the TIA, it must eliminate such conflict or resign.

No Personal Liability of Officers, Directors, Employees or Stockholders

No director, officer, employee, incorporator or stockholder of Holdings, the Company or any Subsidiary of the Company (other than the Company, the Issuer, Holdings or any Guarantor) will have any liability for any obligations of Holdings, the Company or any Subsidiary of the Company under the Notes, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver and release may not be effective to waive liabilities under U.S. federal securities laws, and it is the view of the SEC that such a waiver is against public policy.

Certain Definitions

Set forth below is a summary of certain of the defined terms used in the Indenture. Reference is made to the Indenture for the full definition of all such terms, as well as any other terms used herein for which no definition is provided.

“2010 Transactions” means the closing of the Acquisition, offering of the 2018 Notes on December 14, 2010, borrowings made on December 14, 2010 pursuant to the Credit Facilities and the repayment of certain Indebtedness of the Company and Holdings with the proceeds of such borrowings and issuance of the 2018 Notes.

“2013 Accounts Receivable Facility” means the 364-day, $300 million revolving accounts receivable securitization facility, entered into on October 21, 2013 by the Company, as further described in the Final Offering Memorandum.

“2014 Transactions” means offering of the 2022 Notes and the 2024 Notes on June 4, 2014, borrowings made on June 4, 2014 pursuant to the Credit Facilities and the repayment of the 2018 Notes with the proceeds of such offerings and borrowings.

“2015 Transactions” means offering of the 2025 Notes on May 14, 2015 and borrowings by the Company of up to $1,040,000,000 of term loans due 2022 pursuant to the Credit Facilities.

“2016 Transactions” means offering of the 2026 Notes on June 9, 2016 and borrowings by the Company of up to $500,000,000 of term loans due 2023 pursuant to the Credit Facilities.

“2018 Transactions” means offering of the Original Notes on the Issue Date and borrowings by the Company of up to $700,000,000 of tranche E term loans due 2023 pursuant to the Credit Facilities as described in the Final Offering Memorandum.

“2018 Notes” means the Company’s 7.75% Senior Subordinated Notes due 2018 issued under the Indenture dated December 14, 2010, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2020 Notes” means the Company’s 5.50% Senior Subordinated Notes due 2020 issued under the Indenture dated October 15, 2012, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2022 Notes” means the Company’s 6.000% Senior Subordinated Notes due 2022 issued under an Indenture dated June 4, 2014, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2024 Notes” means the Company’s 6.500% Senior Subordinated Notes due 2024 issued under an Indenture dated June 4, 2014, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2025 Notes” means the Company’s 6.500% Senior Subordinated Notes due 2025 issued under an Indenture dated May 14, 2015, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2026 Notes” means the Company 6.375% Senior Subordinated Notes due 2026 issued under an Indenture dated June 9, 2016, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“Acquired Indebtedness” means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with or into the Company or any of its Subsidiaries or that is assumed in connection with the acquisition of assets from such Person, including Indebtedness incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

“Acquisition” means the acquisition of all the equity interests of McKechnie Aerospace Holdings, Inc., a Delaware corporation, from McKechnie Holdings LLC, pursuant to a Stock Purchase Agreement, dated as of September 25, 2010, by and among McKechnie Holdings LLC, the Company and TD Group.

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing.

Notwithstanding the foregoing, no Person (other than the Company or any Subsidiary of the Company) in whom a Securitization Entity makes an Investment in connection with a Qualified Securitization Transaction shall be deemed to be an Affiliate of the Company or any of its Subsidiaries solely by reason of such Investment.

“Asset Acquisition” means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) other than in the ordinary course of business.

“Asset Sale” means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Restricted Subsidiary of the Company of:

(1)    any Capital Stock of any Restricted Subsidiary of the Company, or

(2)    any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales or other dispositions shall not include:

(a)    a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $10.0 million;

(b)    the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under “—Certain Covenants—Merger, Consolidation and Sale of Assets” or any disposition that constitutes a Change of Control;

(c)    the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

(d)    disposals or replacements of obsolete equipment in the ordinary course of business;

(e)    the sale, lease, conveyance, disposition or other transfer by the Company or any Restricted Subsidiary of assets or property to one or more Restricted Subsidiaries in connection with Investments permitted under the “Limitation on Restricted Payments” covenant or pursuant to any Permitted Investment;

(f)    sales of accounts receivable, equipment and related assets (including contract rights) of the type specified in the definition of “Qualified Securitization Transaction” to a Securitization Entity for the fair market value thereof, including cash in an amount at least equal to 75% of the fair market value thereof as determined in accordance with GAAP (for the purposes of this clause (f), Purchase Money Notes shall be deemed to be cash);

(g)    dispositions of cash or Cash Equivalents; and

(h)    the creation of a Lien (but not the sale or other disposition of the property subject to such Lien).

“Bank Indebtedness” means all Obligations pursuant to the Credit Facilities.

“Board of Directors” means:

(1)    with respect to a corporation, the board of directors of the corporation;

(2)    with respect to a partnership, the board of directors of the general partner of the partnership; and

(3)    with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.

“Capital Stock” means:

(1)    with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock, of such Person and

(2)    with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

“Capitalized Lease Obligations” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

“Cash Equivalents” means:

(1)    marketable direct obligations issued by or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

(2)    marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either S&P or Moody’s;

(3)    commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s;

(4)    certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank or by a bank organized under the laws of any foreign country recognized by the United States of America, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million (or the foreign currency equivalent thereof);

(5)    repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause (4) above; and

(6)    investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above.

“Change of Control” means the occurrence of one or more of the following events:

(1)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or Holdings to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”), other than to the Company (in the case of the assets of Holdings);

(2)    the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture);

(3)    any Person or Group shall become the beneficial owner, directly or indirectly, of shares representing more than 50% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings; or

(4)    the failure of the Company to be the beneficial owner, directly or indirectly, of Capital Stock having 100% of the voting power of either the Issuer or any successor Person to the Issuer, following the consummation of one or a series of related transactions in compliance with the covenant described under “—Certain Covenants—Merger, Consolidation and Sale of Assets”.

“Common Stock” of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person’s common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes all series and classes of such common stock.

“Consolidated EBITDA” means, with respect to any Person, for any period, the sum (without duplication) of such Person’s:

(1)    Consolidated Net Income; and

(2)    to the extent Consolidated Net Income has been reduced thereby:

(a)    all income taxes and foreign withholding taxes and taxes based on capital and commercial activity (or similar taxes) of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period;

(b)    Consolidated Interest Expense;

(c)    Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period (other than normal accruals in the ordinary course of business), all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP;

(d)    restructuring costs, facilities relocation costs and acquisition integration costs and fees, including cash severance payments made in connection with acquisitions;

(e)    any expenses or charges related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by the Indenture, including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, including such fees, expenses or charges related to the 2010 Transactions, the 2014 Transactions, the 2015 Transactions, the 2016 Transactions or the 2018 Transactions;

(f)    any write-offs, write-downs or other non-cash charges, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period and the write-off or write-down of current assets;

(g)    the amount of any expense related to minority interests;

(h)    [intentionally omitted];

(i)    the amount of any earn out payments or deferred purchase price in conjunction with acquisitions;

(j)    any costs or expenses incurred by the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of issuance of Qualified Capital Stock of the Company (other than Disqualified Stock that is Preferred Stock); and

(k)    any Dividend Equivalent Payments; and

(3)    decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition).

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the “Four-Quarter Period”) ending prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which internal financial statements are available (the “Transaction Date”) to Consolidated Fixed Charges of such Person for the Four-Quarter Period. In addition to, and without limitation of, the foregoing, for purposes of this definition, “Consolidated EBITDA” and “Consolidated Fixed Charges” shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

(1)    the incurrence or repayment of any Indebtedness or the issuance of any Designated Preferred Stock of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness or the issuance or redemption of other Preferred Stock (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to revolving credit facilities, occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment or issuance or redemption, as the case may be (and the application of the proceeds thereof), had occurred on the first day of the Four-Quarter Period; and

(2)    any Asset Sales or other dispositions or Asset Acquisitions (including any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA attributable to the assets which are the subject of the Asset Acquisition or Asset Sale or other disposition and without regard to clause (6) of the definition of Consolidated Net Income), investments, mergers, consolidations and disposed operations (as determined in accordance with GAAP) occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or other disposition or Asset Acquisition (including the incurrence or assumption of any such Acquired Indebtedness), investment, merger, consolidation or disposed operation occurred on the first day of the Four-Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such other Indebtedness that was so guaranteed.

Furthermore, in calculating “Consolidated Fixed Charges” for purposes of determining the denominator (but not the numerator) of this “Consolidated Fixed Charge Coverage Ratio”:

(1)    interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and

(2)    notwithstanding clause (1) of this paragraph, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. In addition, any such pro forma calculation may include adjustments appropriate, in the reasonable determination of the Company, to reflect operating expense reductions reasonably expected to result from any acquisition or merger.

“Consolidated Fixed Charges” means, with respect to any Person for any period, the sum of, without duplication:

(1)    Consolidated Interest Expense; plus

(2)    the product of (x) the amount of all cash dividend payments on any series of Preferred Stock of such Person times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); plus

(3)    the product of (x) the amount of all dividend payments on any series of Permitted Subsidiary Preferred Stock times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); provided that with respect to any series of Preferred Stock that did not pay cash dividends during such period but that is eligible to pay dividends during any period prior to the maturity date of the Notes, cash dividends shall be deemed to have been paid with respect to such series of Preferred Stock during such period for purposes of this clause (3).

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:

(1)    the aggregate of all cash and non-cash interest expense (net of interest income) with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, including the net costs associated with Interest Swap Obligations, for such period determined on a consolidated basis in conformity with GAAP, but excluding (i) amortization or write-off of debt issuance costs, deferred financing fees, commissions, fees and expenses, (ii) any expensing of bridge, commitment and other financing fees, (iii) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Transaction and (iv) any prepayment fee or premium paid in connection with the refinancing or repayment of any Indebtedness;

(2)    the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and

(3)    the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP and without any deduction in respect of Preferred Stock dividends; provided that there shall be excluded therefrom to the extent otherwise included, without duplication:

(1)    gains and losses from Assets Sales (without regard to the $10.0 million limitation set forth in the definition thereof) and the related tax effects according to GAAP;

(2)    gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP;

(3)    all extraordinary, unusual or non-recurring charges, gains and losses (including all restructuring costs, facilities relocation costs, acquisition integration costs and fees, including cash severance payments made in connection with acquisitions, and any expense or charge related to the repurchase of Capital Stock or warrants or options to purchase Capital Stock), and the related tax effects according to GAAP;

(4)    the net income (or loss) from disposed or discontinued operations or any net gains or losses on disposal of disposed or discontinued operations, and the related tax effects according to GAAP;

(5)    any impairment charge or asset write-off (other than the write-off or write-down of current assets), in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP;

(6)    the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Restricted Subsidiary of the Company or is merged or consolidated with or into the Company or any Restricted Subsidiary of the Company;

(7)    solely for the purpose of determining the amount available for Restricted Payments under clause (ii) of the first paragraph of “Limitation on Restricted Payments,” the net income (but not loss) of any Restricted Subsidiary of the Company (other than the Issuer or a Guarantor) to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of the Company of that income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Company will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Company or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;

(8)    the net loss of any Person, other than a Restricted Subsidiary of the Company;

(9)    the net income of any Person, other than a Restricted Subsidiary of the Company, except to the extent of cash dividends or distributions paid to the Company or a Restricted Subsidiary of the Company by such Person;

(10)    in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person’s assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets;

(11)    any non-cash compensation charges and deferred compensation charges, including any arising from existing stock options resulting from any merger or recapitalization transaction; provided, however, that Consolidated Net Income for any period shall be reduced by any cash payments made during such period by such Person in connection with any such deferred compensation, whether or not such reduction is in accordance with GAAP; and

(12)    inventory and backlog purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments with respect to acquisition transactions.

For purposes of clause (ii)(v) of the first paragraph of the “Limitation on Restricted Payments” covenant, Consolidated Net Income shall be reduced by any cash dividends paid with respect to any series of Designated Preferred Stock.

“Consolidated Non-cash Charges” means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash charges, impairments and expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges that require an accrual of or a reserve for cash payments for any future period other than accruals or reserves associated with mandatory repurchases of equity securities). For clarification purposes, purchase accounting adjustments with respect to inventory will be included in Consolidated Non-cash Charges.

“Credit Facilities” means the second amended and restated credit agreement dated as of June 4, 2014 among the Company, TD Group, the lenders party thereto in their capacities as lenders thereunder, Credit Suisse AG, as administrative agent and collateral agent, and any other agent party thereto, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, replace, refund, refinance, renew or defease any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under the covenant “Limitation on Incurrence of Additional Indebtedness”).

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

“Default” means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

“Designated Non-cash Consideration” means any non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Sale (including any Asset Sale occurring after the Issue Date and prior to the Issue Date) that is designated as Designated Non-cash Consideration pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company or such Restricted Subsidiary at the time of such Asset Sale. Any particular item of Designated Non-cash Consideration will cease to be considered to be outstanding once it has been sold for cash or Cash Equivalents.

“Designated Preferred Stock” means Preferred Stock that is so designated as Designated Preferred Stock pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (ii)(w) of the first paragraph of the “Limitation on Restricted Payments” covenant.

“Designated Senior Debt” means

(1)    Indebtedness under the Credit Facilities; and

(2)    any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such Senior Debt as “Designated Senior Debt,” including “Designated Senior Debt” for purposes of the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes, by the Company or the Issuer.

“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(1)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Capital Stock) pursuant to a sinking fund obligation or otherwise;

(2)    is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Capital Stock; or

(3)    is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;

in each case on or prior to the final maturity date of the Notes; provided, however, that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale” or “change of control” occurring prior to the final maturity date of the Notes shall not constitute Disqualified Capital Stock if:

(1)    the “asset sale” or “change of control” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and described under the “Limitation on Asset Sales” covenant and “—Change of Control”; and

(2)    any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.

The amount of any Disqualified Capital Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Capital Stock is to be determined pursuant to the Indenture; provided, however, that if such Disqualified Capital Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Capital Stock as reflected in the most recent internal financial statements of such Person.

“Dividend Equivalent Payment” means a payment in cash or Cash Equivalents to any director, officer or employee of Holdings or any of its Subsidiaries that is a holder of unexercised warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) of Holdings, which payment represents a dividend or distribution by Holdings that such holder would have received had such holder’s warrants, options or other rights to acquire been exercised on the date of such dividend or distribution.

“Domestic Restricted Subsidiary” means any direct or indirect Restricted Subsidiary of the Company that is incorporated under the laws of the United States of America, any State thereof or the District of Columbia.

“Equity Offering” means any issuance of Qualified Capital Stock of Holdings or the Company; provided that, in the event such equity issuance is not in the form of a public offering registered under the Securities Act, the proceeds received by the Company directly or indirectly from such offering are not less than $10.0 million.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

“Excluded Contribution” means net cash proceeds, Marketable Securities or Qualified Proceeds received by the Company after December 14, 2010 from:

(1)    contributions to its common equity capital, and

(2)    the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Company,

in each case designated as Excluded Contributions pursuant to an officers’ certificate executed by an executive vice president and the principal financial officer of the Company on the date such capital contributions are made or the date such Capital Stock is sold, as the case may be, which are excluded from the calculation set forth in clause (ii) of the first paragraph under “—Certain Covenants—Limitation on Restricted Payments.”

“fair market value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith.

“Final Offering Memorandum” means the final version of the Offering Memorandum relating to the offering of the Notes dated May 2, 2018.

“Foreign Restricted Subsidiary” means any Restricted Subsidiary of the Company that is not a Domestic Restricted Subsidiary.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, as in effect as of December 14, 2010.

“Guarantee” means:

(1)    the guarantee of the Notes by Holdings, the Company and the Domestic Restricted Subsidiaries of the Company in accordance with the terms of the Indenture; and

(2)    the guarantee of the Notes by any Restricted Subsidiary of the Company required under the terms of the “Future Guarantees by Restricted Subsidiaries” covenant.

“Guarantor” means any Restricted Subsidiary of the Company (other than the Issuer) that incurs a Guarantee; provided that upon the release and discharge of any such Restricted Subsidiary from its Guarantee in accordance with the Indenture, such Restricted Subsidiary shall cease to be a Guarantor.

“Hedging Agreement” means any agreement with respect to the hedging of price risk associated with the purchase of commodities used in the business of the Company and its Restricted Subsidiaries, so long as any such agreement has been entered into in the ordinary course of business and not for purposes of speculation.

“Holdings” means TransDigm Group Incorporated, a Delaware corporation.

“Immaterial Domestic Restricted Subsidiary” means, at any date of determination, any Restricted Subsidiary of the Company (other than the Issuer) that (i) contributed 2.5% or less of Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination and (ii) had consolidated assets representing 2.5% or less of Total Assets on the last day of the most recent fiscal quarter ended more than forty-five (45) days prior to the date of determination.

“Indebtedness” means, with respect to any Person, without duplication:

(1)    all Obligations of such Person for borrowed money;

(2)    all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3)    all Capitalized Lease Obligations of such Person;

(4)    all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business);

(5)    all Obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction;

(6)    guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through

(7)    above and clause (8) below;

(8)    all Obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the Obligation so secured;

(9)    all Obligations under Currency Agreements and interest swap agreements of such Person; and

(10)    all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

Notwithstanding the foregoing, in connection with the purchase by the Company or any Restricted Subsidiary of the Company of any business, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter. For clarification purposes, the liability of the Company or any Restricted Subsidiary of the Company to make periodic payments to licensors in consideration for the license of patents and technical information under license agreements in existence on the Issue Date and any amount payable in respect of a settlement of disputes with respect to such payments thereunder shall not constitute Indebtedness.

For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. For the purposes of calculating the amount of Indebtedness of a Securitization Entity outstanding as of any date, the face or notional amount of any interest in receivables or equipment that is outstanding as of such date shall be deemed to be Indebtedness but any such interests held by Affiliates of such Securitization Entity shall be excluded for purposes of such calculation.

For the purposes hereof, the amount of any Indebtedness described in clause (8) of the first paragraph of this definition in the net amount payable (after giving effect to permitted set off) if such Currency Agreements or interest swap agreements are terminated at that time due to a default of such Person.

“Interest Swap Obligations” means the obligations of any Person pursuant to any arrangement with any other Person, whereby directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include interest rate swaps, caps, floors, collars and similar agreements.

“Investment” means, with respect to any Person, any direct or indirect loan or other extension of credit (including a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. “Investment” shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be.

Except as otherwise provided herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in its fair market value.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Issue Date” means May 8, 2018.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

“Marketable Securities” means publicly traded debt or equity securities that are listed for trading on a national securities exchange and that were issued by a corporation whose debt securities are rated in one of the three highest rating categories by either S&P or Moody’s.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Net Cash Proceeds” means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of:

(1)    reasonable out-of-pocket expenses and fees relating to such Asset Sale (including legal, accounting and investment banking fees and sales commissions and title and recording tax expenses);

(2)    all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;

(3)    appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale;

(4)    all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale; and

(5)    all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale.

“Obligations” means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Permitted Business” means any business (including stock or assets) that derives a majority of its revenues from the business engaged in by the Company and its Restricted Subsidiaries on the Issue Date and/or activities that are reasonably similar, ancillary or related to, or are a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date.

“Permitted Indebtedness” means, without duplication, each of the following:

(1)    Indebtedness under the Notes (other than any Additional Notes);

(2)    Indebtedness of the Company or any of its Restricted Subsidiaries incurred pursuant to the Credit Facilities in an aggregate principal amount at any time outstanding not to exceed $2,900.0 million less:

(a)    the aggregate amount of Indebtedness of Securitization Entities at the time outstanding,

(b)    the amount of all mandatory principal payments actually made by the Company or any such Restricted Subsidiary since the Issue Date with the Net Cash Proceeds of an Asset Sale in respect of term loans under a credit facility (excluding any such payments to the extent refinanced at the time of payment), and

(c)    any repayments of revolving credit borrowings under the Credit Facilities with the Net Cash Proceeds of an Asset Sale that are accompanied by a corresponding commitment reduction thereunder; provided that the amount of Indebtedness permitted to be incurred pursuant to the Credit Facilities in accordance with this clause (2) shall be in addition to any Indebtedness permitted to be incurred pursuant to a credit facility in reliance on, and in accordance with, clauses (7), (13), (14) and (15) below;

(3)    other indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date (including the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes) reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

(4)    Interest Swap Obligations of the Company or any of its Restricted Subsidiaries covering Indebtedness of the Company or any of its Restricted Subsidiaries; provided that any Indebtedness to which any such Interest Swap Obligations correspond is otherwise permitted to be incurred under the Indenture; provided further that such Interest Swap Obligations are entered into, in the judgment of the Company, to protect the Company or any of its Restricted Subsidiaries from fluctuation in interest rates on its outstanding Indebtedness;

(5)    Indebtedness of the Company or any Restricted Subsidiary of the Company under Hedging Agreements and Currency Agreements;

(6)    the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any such Restricted Subsidiaries; provided, however, that:

(a)    if the Company is the obligor on such Indebtedness and the payee is a Restricted Subsidiary that is not the Issuer or a Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes, and

(b)    (1) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof (other than by way of granting a Lien permitted under the Indenture or in connection with the exercise of remedies by a secured creditor) shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7)    Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any person owning such assets) in an aggregate principal amount outstanding not to exceed $150.0 million;

(8)    Refinancing Indebtedness (other than Refinancing Indebtedness with respect to Indebtedness incurred pursuant to clause (2) of this definition);

(9)    guarantees by the Company and its Restricted Subsidiaries of each other’s Indebtedness; provided that such Indebtedness is permitted to be incurred under the Indenture; provided further that in the event such Indebtedness (other than Acquired Indebtedness) is incurred pursuant to the Consolidated Fixed Charge Coverage Ratio, such guarantees are by the Company, the Issuer or a Guarantor only;

(10)    Indebtedness arising from agreements of the Company or a Restricted Subsidiary of the Company providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary of the Company, other than guarantees of Indebtedness, incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with such disposition;

(11)    obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business;

(12)    the incurrence by a Securitization Entity of Indebtedness in a Qualified Securitization Transaction that is non-recourse to the Company or any Subsidiary of the Company (except for Standard Securitization Undertakings);

(13)    Indebtedness incurred by the Company, the Issuer or any of the Guarantors in connection with the acquisition of a Permitted Business; provided that on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof and the use of proceeds therefrom, either

(a)    the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Fixed Charge Coverage Ratio or

(b)    the Consolidated Fixed Charge Coverage Ratio of the Company would be greater than the Consolidated Fixed Charge Coverage Ratio of the Company immediately prior to the incurrence of such Indebtedness;

(14)    additional Indebtedness of the Company, the Issuer and the Guarantors (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (14) shall cease to be deemed incurred or outstanding for purposes of this clause but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” without reliance on this clause (14), subject to further redivision and reclassification pursuant to the final paragraph of this definition) in an aggregate principal amount that does not exceed $125.0 million at any one time outstanding;

(15)    additional Indebtedness of the Foreign Restricted Subsidiaries in an aggregate principal amount which (when combined with the liquidation value of all series of outstanding Permitted Subsidiary Preferred Stock) does not exceed $300.0 million at any one time outstanding (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (15) shall cease to be deemed incurred or outstanding for purposes of this clause (15) but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” without reliance on this clause (15), subject to further redivision and reclassification pursuant to the final paragraph of this definition);

(16)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five business days of incurrence; and

(17)    Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the Company or such Restricted Subsidiary, including in order to provide security for workers’ compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to workers’ compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business.

For purposes of determining compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (17) above or is entitled to be incurred pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of such covenant, the Company shall, in its sole discretion, divide and classify (or later redivide and reclassify) such item of Indebtedness in any manner that complies with such covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified

Capital Stock for purposes of the “Limitation on Incurrence of Additional Indebtedness” covenant. For the avoidance of doubt, all debt incurred in connection with the 2018 Transactions under the new term loan shall be deemed incurred pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of the “Limitation on Incurrence of Additional Indebtedness” covenant.

“Permitted Investments” means:

(1)    Investments by the Company or any Restricted Subsidiary of the Company in the Company or any Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) (whether existing on the Issue Date or created thereafter) or any other Person (including by means of any transfer of cash or other property) if as a result of such Investment such other Person shall become a Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) or that will merge with or consolidate into the Company or a Restricted Subsidiary of the Company and Investments in the Company by the Company or any Restricted Subsidiary of the Company;

(2)    Investments in cash and Cash Equivalents;

(3)    Investments in property and other assets owned or used by the Company or any Restricted Subsidiary in the ordinary course of business;

(4)    loans and advances (including payroll, travel and similar advances) to employees and officers of the Company and its Restricted Subsidiaries for bona fide business purposes incurred in the ordinary course of business or consistent with past practice or to fund such Person’s purchase of Capital Stock of the Company or any direct or indirect parent of the Company pursuant to compensatory plans approved by the Board of Directors in good faith;

(5)    Currency Agreements, Hedging Agreements and Interest Swap Obligations entered into in the ordinary course of business and otherwise in compliance with the Indenture;

(6)    Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(7)    Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with the “Limitation on Asset Sales” covenant;

(8)    Investments required pursuant to any agreement or obligation of the Company or a Restricted Subsidiary, in effect on the Issue Date, to make such Investments;

(9)    Investments existing on the Issue Date;

(10)    accounts receivable created or acquired and advances to suppliers created or incurred in the ordinary course of business;

(11)    guarantees by the Company or a Restricted Subsidiary of the Company permitted to be incurred under the Indenture;

(12)    additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (12) that are at that time outstanding, not to exceed the greater of (A) $150.0 million and (B) 4% of the Company’s Total Assets;

(13)    any Investment by the Company or a Subsidiary of the Company in a Securitization Entity or any Investment by a Securitization Entity in any other Person in connection with a Qualified Securitization Transaction; provided that any Investment in a Securitization Entity is in the form of a Purchase Money Note or an equity interest;

(14)    Investments the payment for which consists exclusively of Qualified Capital Stock of the Company;

(15)    guarantees by the Company or any Restricted Subsidiary of the Company of Indebtedness of the Company or a Restricted Subsidiary of the Company of Indebtedness permitted by the covenant described under “—Limitation on Incurrence of Additional Indebtedness”; and

(16)    any Investment in any Person to the extent it consists of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business.

“Permitted Subsidiary Preferred Stock” means any series of Preferred Stock of a Foreign Restricted Subsidiary that constitutes Qualified Capital Stock, the liquidation value of all series of which, when combined with the aggregate amount of outstanding Indebtedness of the Foreign Restricted Subsidiaries incurred pursuant to clause (15) of the definition of Permitted Indebtedness, does not exceed $15.0 million.

“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

“Preferred Stock” of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

“Productive Assets” means assets (including Capital Stock) that are used or usable by the Company and its Restricted Subsidiaries in Permitted Businesses.

“Purchase Money Note” means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from the Company or any Subsidiary of the Company in connection with a Qualified Securitization Transaction to a Securitization Entity, which note shall be repaid from cash available to the Securitization Entity other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest and principal and amounts paid in connection with the purchase of newly generated receivables or newly acquired equipment.

“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.

“Qualified Proceeds” means assets that are used or useful in, or Capital Stock of any Person engaged in, a Permitted Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Board of Directors of the Company in good faith.

“Qualified Securitization Transaction” means any transaction or series of transactions that may be entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to:

(1)    a Securitization Entity (in the case of a transfer by the Company or any of its Restricted Subsidiaries); and

(2)    any other Person (in the case of a transfer by a Securitization Entity);

or may grant a security interest in any accounts receivable or equipment (whether now existing or arising or acquired in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto including all collateral securing such accounts receivable and equipment, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable and equipment, proceeds of such accounts receivable and equipment and other assets (including contract rights) which are customarily transferred or in respect of which security interests are customarily granted in connection with assets securitization transactions involving accounts receivable and equipment. For the avoidance of doubt, transactions consummated under the 2013 Accounts Receivable Facility (as in effect on the Issue Date) are Qualified Securitization Transactions.

“Rating Agencies” means Moody’s and S&P or, if Moody’s or S&P or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company that shall be substituted for Moody’s or S&P or both, as the case may be.

“Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” means any Refinancing, modification, replacement, restatement, refunding, deferral, extension, substitution, supplement, reissuance or resale of Indebtedness existing on the Issue Date or thereafter incurred (other than intercompany Indebtedness), including any additional Indebtedness incurred to pay interest or premiums required by the instruments governing such then-existing or thereafter-incurred future Indebtedness as in effect at the time of issuance thereof (“Required Premiums”) and fees in connection therewith; provided that any such event shall not:

(1)    directly or indirectly result in an increase in the aggregate principal amount of Permitted Indebtedness, except to the extent such increase is a result of a simultaneous incurrence of additional Indebtedness:

(a)    to pay Required Premiums and related fees; or

(b)    otherwise permitted to be incurred under the Indenture; and

(2)    create Indebtedness with a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is less than the Weighted Average Life to Maturity at such time of the Indebtedness being refinanced, modified, replaced, renewed, restated, refunded, deferred, extended, substituted, supplemented, reissued or resold.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issue Date, among the Company, the Issuer, Holdings, the Guarantors and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the initial purchasers of the Notes.

“Representative” means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

“Restricted Subsidiary” of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.

“S&P” means S&P Global Ratings (a division of S&P Global Inc.), or any successor thereto.

“Sale and Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Restricted Subsidiary of the Company of any property, whether owned by the Company or any such Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Debt” means any Indebtedness secured by a Lien.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Entity” means a Wholly Owned Subsidiary of the Company (or another Person in which the Company or any Subsidiary of the Company makes an Investment and to which the Company or any Subsidiary of the Company transfers accounts receivable or equipment and related assets) which engages in no activities other than in connection with the financing of accounts receivable or equipment and which is designated by the Board of Directors of the Company (as provided below) as a Securitization Entity. For the avoidance of doubt, TransDigm Receivables LLC constitutes a Securitization Entity as of the Issue Date:

(1)    no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which:

(a)    is guaranteed by the Company or any Restricted Subsidiary of the Company (excluding guarantees of Obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

(b)    is recourse to or obligates the Company or any Restricted Subsidiary of the Company in any way other than pursuant to Standard Securitization Undertakings; or

(c)    subjects any property or asset of the Company or any Restricted Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

(2)    with which neither the Company nor any Restricted Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity; and

(3)    to which neither the Company nor any Restricted Subsidiary of the Company has any obligations to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution of the Company giving effect to such designation and an officers’ certificate certifying that such designation complied with foregoing conditions.

“Senior Debt” means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, the Issuer, Holdings or any Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinate or pari passu in right of payment to the Notes or the Guarantees, as the case may be. Without limiting the generality of the foregoing, “Senior Debt” shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

(x)    all monetary obligations of every nature of the Company, the Issuer, Holdings or any Guarantor under the Credit Facilities, including obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities;

(y)    all Interest Swap Obligations (and guarantees thereof); and

(z)    all obligations (and guarantees thereof) under Currency Agreements and Hedging Agreements, in each case whether outstanding on the Issue Date or thereafter incurred.

Notwithstanding the foregoing, “Senior Debt” shall not include:

(i)    any Indebtedness of the Company, the Issuer, Holdings or a Guarantor to the Company, the Issuer, Holdings or to a Subsidiary of the Company;

(ii)    any Indebtedness of the Company, the Issuer, Holdings or any Guarantor to, or guaranteed by the Company, the Issuer, Holdings or any Guarantor on behalf of, any shareholder, director, officer or employee of the Company, the Issuer, Holdings or any Subsidiary of the Company (including amounts owed for compensation) other than a shareholder who is also a lender (or an Affiliate of a lender) under the Credit Facilities;

(iii) any amounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities but excluding secured purchase money obligations);

(iv)    Indebtedness represented by Disqualified Capital Stock;

(v)    any liability for Federal, state, local or other taxes owed or owing by the Company, the Issuer, any of the Guarantors or Holdings;

(vi)    that portion of any Indebtedness incurred in violation of the Indenture provisions set forth under “— Certain Covenants—Limitation on Incurrence of Additional Indebtedness” (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (vi) if the holder(s) of such obligation or their representative and the Trustee shall have received an officers’ certificate of the Company or the Issuer to the effect that the incurrence of such Indebtedness does not (or in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of the Indenture);

(vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company, the Issuer any of the Guarantors or Holdings, as applicable; and

(viii)    any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company, the Issuer, any of the Guarantors or Holdings.

“Senior Subordinated Debt” means, with respect to a Person, the Notes (in the case of the Issuer), the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes (in the case of the Company), Guarantees or the guarantees of the 2020 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes and the 2026 Notes (in the case of the Issuer, a Guarantor or Holdings) and any other Indebtedness of such Person that specifically provides that such Indebtedness is to rank pari passu with the Notes or such Guarantee, as the case may be, in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of such Person which is not Senior Debt of such Person.

“Significant Subsidiary” with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a “significant subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Securities Act.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Company or any subsidiary of the Company which are reasonably customary, as determined in good faith by the Board of Directors of the Company, in an accounts receivable or equipment transaction.

“Subsidiary” with respect to any Person, means:

(i)    any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

(ii)    any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

“Total Assets” means, as of any date, the total consolidated assets of the Company and its Restricted Subsidiaries, as set forth on the Company’s most recently available internal consolidated balance sheet as of such date.

“Unrestricted Subsidiary” of any Person means:

(1)    any Subsidiary of such Person that at the time of determination shall be, or continue to be, designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and

(2)    any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) (other than the Issuer) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated or another Unrestricted Subsidiary; provided that:

(1)    the Company certifies to the Trustee that such designation complies with the “Limitation on Restricted Payments” covenant; and

(2)    each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries.

The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be evidenced by a Board Resolution giving effect to such designation and an officers’ certificate certifying that such designation complied with the foregoing provisions.

Actions taken by an Unrestricted Subsidiary will not be deemed to have been taken, directly or indirectly, by the Company or any Restricted Subsidiary.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1)    the then outstanding aggregate principal amount of such Indebtedness; into

(2)    the sum of the total of the products obtained by multiplying;

(a)    the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof; by

(b)    the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

“Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a Restricted Subsidiary that is incorporated in a jurisdiction other than a State in the United States of America or the District of Columbia, directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

BOOK-ENTRY, DELIVERY AND FORM

The original notes were sold to qualified institutional buyers in reliance on Rule 144A (the “Rule 144A Notes”), and in offshore transactions in reliance on Regulation S (the “Regulation S Notes”). The original notes were issued in registered, global form in minimum denominations of $200,000 and integral multiples of $1,000 in excess of $200,000.

Rule 144A Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Rule 144A Global Notes”), and the Regulation S Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Temporary Regulation S Global Notes”). Beneficial ownership interests in a Temporary Regulation S Global Note will be exchangeable for interests in a Rule 144A Global Note, a permanent global note (the “Permanent Regulation S Global Note”), or a definitive note in registered certificated form (a “Certificated Note”), only after the expiration of the Distribution Compliance Period, as defined in the indenture, and then only (i) upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for a Certificated Note, in compliance with the requirements described under “—Exchange of Global Notes for Certificated Notes.” The Temporary Regulation S Global Note and the Permanent Regulation S Global Note are referred to herein as the “Regulation S Global Notes” and the Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as the “Global Notes.” The Global Notes were deposited upon issuance with the Trustee as custodian for The Depository Trust Company (“DTC”), in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below. Beneficial interests in the Rule 144A Global Notes may not be exchanged for beneficial interests in the Regulation S Global Notes at any time except in the limited circumstances described below. See “—Exchanges Between Regulation S Notes and Rule 144A Notes.”

The exchange notes issued in exchange for the original notes will be represented by one or more fully registered global notes, without interest coupons and will be deposited upon issuance with the Trustee as custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant, including Clearstream Banking, S.A. and Euroclear Bank S.A./N.V., as operator of the Euroclear System, as described below.

Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below. See “—Exchange of Global Notes for Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the global notes will not be entitled to receive physical delivery of exchange notes in certificated form.

Transfers of beneficial interests in the global notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.

Depository Procedures

The following description of the operations and procedures of DTC is provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. Neither the Company nor the Trustee takes any responsibility for these operations and procedures, and investors are urged to contact the system or their participants directly to discuss these matters.

DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the initial purchasers), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through, or maintain a custodial relationship with, a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants.

The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.

DTC has also advised the Company that, pursuant to procedures established by it:

(1) upon deposit of the global notes, DTC will credit the accounts of Participants designated by the initial purchasers with portions of the principal amount of the global notes; and

(2) ownership of these interests in the global notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the global notes).

Investors in the global notes who are Participants in DTC’s system may hold their interests therein directly through DTC. Investors in the global notes who are not Participants may hold their interests therein indirectly through organizations which are Participants in such system. All interests in a global note may be subject to the procedures and requirements of DTC. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a global note to such Persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a global note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

Except as described below, owners of an interest in the global notes will not have exchange notes registered in their names, will not receive physical delivery of exchange notes in certificated form and will not be considered the registered owners or “holders” thereof under the indenture for any purpose.

Payments in respect of the principal of, and interest and premium and additional interest, if any, on a global note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the indenture. Under the terms of the indenture, the Company and the Trustee will treat the Persons in whose names the exchange notes, including the global notes, are registered as the owners of the exchange notes for the purpose of receiving payments and for all other purposes.

Consequently, neither the Company nor the Trustee nor any agent of the Company or the Trustee has or will have any responsibility or liability for:

(1) any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to, or payments made on account of, beneficial ownership interest in the global notes or for maintaining, supervising or reviewing any of DTC’s records, or any Participant’s or Indirect Participant’s records, relating to the beneficial ownership interests in the global notes; or

(2) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.

DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the exchange notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of exchange notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the Trustee or the Company. Neither the Company nor the Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the exchange notes, and the Company and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

Transfers between Participants in DTC will be effected in accordance with DTC’s procedures and will be settled in same-day funds.

DTC has advised the Company that it will take any action permitted to be taken by a holder of exchange notes only at the direction of one or more Participants to whose account DTC has credited the interests in the global notes and only in respect of such portion of the aggregate principal amount of the exchange notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the exchange notes, DTC reserves the right to exchange the global notes for legended exchange notes in certificated form and to distribute such exchange notes to its Participants.

Neither the Company nor the Trustee nor any of their respective agents will have any responsibility for the performance by DTC or the Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

Exchange of Global Notes for Certificated Notes

A Global Note is exchangeable for certificated notes if:

(1) DTC (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Notes, and DTC fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act;

(2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the certificated notes; or

(3) there has occurred and is continuing a Default with respect to the exchange notes.

In addition, beneficial interests in a Global Note may be exchanged for certificated notes upon prior written notice given to the Trustee by or on behalf of DTC in accordance with the indenture. In all cases, certificated notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).

Exchange of Certificated Notes for Global Notes

Certificated notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the Trustee a written certificate (in the form provided in the indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such notes.

Exchanges Between Regulation S Notes and Rule 144A Notes

Beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note or the Rule 144A Global Note only after the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Note are owned by, or being transferred to, either non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

Beneficial interests in a Rule 144A Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available).

Transfers involving exchanges of beneficial interests between the Regulation S Global Notes and the Rule 144A Global Notes will be effected in DTC by means of an instruction originated by the Trustee through the DTC Deposit/Withdraw at Custodian system. Accordingly, in connection with any such transfer, appropriate adjustments will be made to reflect a decrease in the principal amount of the Regulation S Global Note and a corresponding increase in the principal amount of the Rule 144A Global Note or vice versa, as applicable. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and will become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for so long as it remains such an interest.

Same Day Settlement and Payment

The Company will make payments in respect of the exchange notes represented by the global notes (including principal, premium, if any, interest and additional interest, if any) by wire transfer of immediately available funds to the accounts specified by the global note holder. The Company will make all payments of principal, interest and premium and additional interest, if any, with respect to certificated notes by wire transfer of immediately available funds to the accounts specified by the holders of the certificated notes or, if no such account is specified, by mailing a check to each such holder’s registered address. The exchange notes represented by the global notes are expected to trade in DTC’s Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. The Company expects that secondary trading in any certificated notes will also be settled in immediately available funds.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations relevant to the exchange offer and the ownership and disposition of the exchange notes but does not purport to be a complete analysis of all potential tax effects. The discussion is based upon the Internal Revenue Code of 1986, as amended, or the Code, U.S. Treasury Regulations issued thereunder, Internal Revenue Service, or IRS, rulings and pronouncements and judicial decisions now in effect, all of which are subject to differing interpretations and subject to change at any time. Any such change or differing interpretations may be applied retroactively in a manner that could adversely affect a holder of the exchange notes. This discussion does not address all of the U.S. federal income tax considerations that may be relevant to a holder in light of such holder’s particular circumstances or to holders subject to special rules, such as banks and other financial institutions, U.S. expatriates, insurance companies, brokers, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities holdings, partnerships or other pass-through entities or investors therein, regulated investment companies, personal holding companies, pension funds, real estate investment trusts, individual retirement and other tax-deferred accounts, holders subject to the alternative minimum tax, “controlled foreign corporations” or “passive foreign investment companies” (as such terms are defined in the Code), U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, tax-exempt organizations and persons holding the notes as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion is limited to investors who purchased the original notes for cash at original issue and at their issue price (generally, the first price at which a substantial amount of the notes are sold to investors for cash (excluding sales to bondhouses, brokers or similar organizations acting in the capacity of underwriters, placement agents or wholesalers)), and who are receiving the exchange notes in the exchange offer, and does not address subsequent purchasers of the original notes. Moreover, the effect of any applicable state, local or non-U.S. tax laws, and any U.S. federal tax other than income tax, such as estate and gift tax, is not discussed. The discussion deals only with notes held as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

As used herein, “U.S. Holder” means a beneficial owner of the notes that is or is treated for U.S. federal income tax purposes as:

•	an individual that is a citizen or resident of the U.S.;

•	a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more “United States persons,” as defined in Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust, or if the trust was in existence on August 20, 1996, and it has a valid election in effect under applicable U.S. Treasury Regulations to continue to be treated as a United States person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the original notes or will hold the exchange notes, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. Partners and partnerships should consult their own tax advisors as to the tax considerations of the exchange offer and ownership of the exchange notes.

No ruling from the IRS or opinion of counsel has or will be sought with respect to the matters discussed below. There can be no assurance that the IRS will not take a different position concerning the tax considerations of the exchange offer and the ownership or disposition of the exchange notes or that any such position would not be sustained.

THIS DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE VIEWED AS TAX ADVICE. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE APPLICATION OF THE TAX CONSIDERATIONS DISCUSSED BELOW TO THEIR PARTICULAR SITUATIONS AS WELL AS THE APPLICATION OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, INCLUDING GIFT AND ESTATE TAX LAWS, ANY TAX TREATIES, AND THE POSSIBLE EFFECTS OF ANY CHANGES IN U.S. OR OTHER TAX LAWS, INCLUDING THE 2017 LEGISLATION COMMONLY KNOWN AS THE TAX CUTS AND JOBS ACT.

Exchange of Original Notes for Exchange Notes

The exchange of the original notes for the exchange notes will not be a taxable exchange for U.S. federal income tax purposes, and you will not recognize taxable gain or loss as a result of such exchange. Your adjusted tax basis and holding period in the exchange notes will equal your adjusted tax basis and holding period in the original notes exchanged for them.

Ownership and Disposition of Exchange Notes

Additional Payments

In certain circumstances (see “Description of the Exchange Notes—Additional Amounts” and “Description of the Exchange Notes—Change of Control”), we may be obligated to pay amounts in excess of principal plus stated interest on the exchange notes. It is possible that the IRS could assert that such additional or excess amounts are “contingent payments” and that, as a result, the exchange notes are properly treated as contingent payment debt instruments for U.S. federal income tax purposes. However, the relevant U.S. Treasury Regulations state that, for purposes of determining whether a debt instrument is a contingent payment debt instrument, contingencies which are either remote or incidental as of the issue date are ignored. We believe that, as of the issue date, the likelihood of paying such additional or excess amounts on the exchange notes is remote and/or incidental. Accordingly, we do not intend to treat the exchange notes as contingent payment debt instruments, and this discussion assumes that the exchange notes will not be treated as contingent payment debt instruments for U.S. federal income tax purposes. Our determination that these contingencies are remote and/or incidental is binding on a holder unless such holder discloses its contrary position in the manner required by applicable U.S. Treasury Regulations. Our determination is not binding on the IRS, however, and if the IRS were to successfully challenge the determination, the amount, character, and timing of the income recognized by a holder may be materially different from the consequences discussed herein. Potential investors are urged to consult their own tax advisors regarding the potential treatment of the exchange notes as contingent payment debt instruments. The remainder of this discussion assumes that the exchange notes are not treated as contingent payment debt instruments.

U.S. Holders

This discussion is a summary of the U.S. federal income tax considerations that will apply to U.S. Holders. Certain U.S. federal income tax considerations applicable to non-U.S. Holders are described below under the heading “—Non-U.S. Holders.”

Stated Interest

Payments of stated interest on the exchange notes generally will be treated as “qualified stated interest” for U.S. federal income tax purposes and taxable to a U.S. Holder as ordinary interest income at the time that such payments are received or accrued, in accordance with such U.S. Holder’s regular method of accounting for U.S. federal income tax purposes.

Foreign Tax Credits

Interest (including any Additional Amounts) paid by the Issuer with respect to an exchange note will constitute foreign source income for U.S. federal income tax purposes, which may be relevant to U.S. Holders in calculating their foreign tax credit limitations. A U.S. Holder may be entitled to deduct or credit foreign withheld tax, subject to applicable limitations in the Code. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For U.S. foreign tax credit purposes, interest income on a note generally will be considered “passive category” income or, in the hands of certain U.S. Holders, “general category” income. The rules governing the U.S. foreign tax credit are complex, and U.S. Holders are encouraged to consult their tax advisors regarding the availability of the credit under their particular circumstances.

Sale, Redemption, Retirement or Other Taxable Disposition of the Exchange Notes

A U.S. Holder will recognize gain or loss on the sale, exchange (other than a tax-free transaction), redemption, retirement or other taxable disposition of an exchange note equal to the difference, if any, between the amount realized upon the disposition (other than amounts attributable to any accrued and unpaid interest, which will be taxable as described under “—Stated Interest” above, to the extent not previously taxed) and the U.S. Holder’s adjusted tax basis in the exchange note. A U.S. Holder’s amount realized upon the disposition equals the sum of the cash plus the fair market value of any property received on the disposition. A U.S. Holder’s adjusted basis in an exchange note will equal the basis in the original note exchanged therefor, which generally will be the U.S. Holder’s initial investment in such original note reduced by any cash payments received on the original note other than stated interest. Any gain or loss generally will be a capital gain or loss and will be a long-term capital gain or loss if the U.S. Holder has held the exchange note (including the period such holder held the original note exchanged therefor) for more than one year. Otherwise, such gain or loss will be a short-term capital gain or loss. Certain non-corporate U.S. Holders (including individuals) currently are eligible for preferential rates of U.S. federal income tax in respect of long-term capital gain. The deductibility of capital losses by U.S. Holders is subject to limitations under the Code.

Surtax on Net Investment Income

Certain U.S. Holders who are individuals, estates or trusts will be required to pay a 3.8% surtax on the lesser of (i) the U.S. Holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (ii) the excess of the U.S. Holder’s modified adjusted gross income (or adjusted gross income in the case of an estate or trust) for the taxable year over a certain threshold. A U.S. Holder’s net investment income generally will include interest and gains from the sale or other taxable disposition of the exchange notes. Prospective investors should consult their own tax advisors regarding the effect, if any, of this surtax on their investment in the exchange notes.

Tax Return Disclosure Obligation with Respect to Foreign Financial Assets

Certain owners of “specified foreign financial assets” with an aggregate value in excess of certain threshold amounts may be required to file an information report with respect to such assets with their tax returns. “Specified foreign financial assets” include any financial accounts maintained by foreign financial institutions, as well as any of the following, but only if they are not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-U.S. persons, (ii) financial instruments and contracts held for investment that have non-U.S. issuers or counterparties, and (iii) interests in foreign entities. Under these rules, the exchange notes (or accounts in which the exchange notes are held) may be treated as “specified foreign financial assets.” U.S. Holders are urged to consult their own tax advisors regarding the application of this reporting requirement to their investment in the exchange notes.

Backup Withholding and Information Reporting

A U.S. Holder may be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to interest on the exchange notes and the proceeds received upon the sale or other disposition of such exchange notes (including a redemption or retirement). Certain holders (currently including, among others, certain tax-exempt organizations and corporations) generally are not subject to information reporting or backup withholding. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder:

•	fails to furnish its taxpayer identification number, or TIN, which, for an individual, is ordinarily his or her social security number, or a certification of exempt status;

•	furnishes an incorrect TIN;

•	is notified by the IRS that it has failed to properly report payments of interest or dividends; or

•

fails to certify, under penalties of perjury (generally on a properly completed and executed IRS Form W-9) that it has furnished a correct TIN and that the IRS has not notified the U.S. Holder that it is subject to backup withholding.

U.S. Holders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund as long as they timely provide certain information to the IRS.

Non-U.S. Holders

The following is a summary of certain U.S. federal income and withholding tax considerations generally applicable to non-U.S. Holders. A “non-U.S. Holder” is a beneficial owner of the notes that is neither a U.S. Holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). Non-U.S. Holders are encouraged to consult their own tax advisors concerning the relevant U.S. federal, state and local and any non-U.S. tax considerations that may be relevant to their particular situations.

Stated Interest

Subject to the discussion below concerning backup withholding, interest paid by the Issuer on an exchange note (which, for purposes of this discussion, includes any payments on the exchange note that may be treated as interest for U.S. federal income tax purposes) to a non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax, unless such payments are effectively connected with such non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable tax treaty, are attributable to a “permanent establishment” or “fixed base” maintained by the non-U.S. Holder in the U.S.). A non-U.S. Holder generally will be subject to U.S. federal income tax in the same manner as a U.S. Holder (but without regard to the surtax on net investment income discussed above), however, with respect to interest on an exchange note if such interest is effectively connected with the non-U.S. Holder’s conduct of a trade or business within the U.S. (and, if required by an applicable tax treaty, is attributable to a “permanent establishment” or “fixed base” maintained by the non-U.S. Holder in the U.S.). Under certain circumstances, interest that is effectively connected with a corporate non-U.S. Holder’s conduct of a trade or business within the U.S. may be subject to an additional “branch profits tax” at a 30% rate (or a lower applicable treaty rate, provided certain certification requirements are met). For this purpose, interest on an exchange note will be included in earnings and profits if such interest is effectively connected with the conduct by such corporate non-U.S. Holder of a trade or business in the United States.

Sale, Redemption, Retirement or Other Taxable Disposition of the Exchange Notes

Subject to the discussion below concerning backup withholding, a non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax on gain recognized on the sale, exchange, redemption, retirement or other taxable disposition of an exchange note unless:

•

that gain is effectively connected with the non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a “permanent establishment” or “fixed base” maintained by the non-U.S. Holder in the U.S.); or

•	the non-U.S. Holder is an individual who is present in the U.S. for 183 days or more in the taxable year of the disposition and certain other conditions are met.

Gain realized by a non-U.S. Holder described in the first bullet point above generally will be subject to U.S. federal income tax in the same manner as a U.S. Holder (but without regard to the surtax on net investment income discussed above). In addition, under certain circumstances, gain that is effectively connected with a corporate non-U.S. Holder’s conduct of a U.S. trade or business may be subject to an additional “branch profits tax” at the rate of 30% (or a lower applicable treaty rate, provided certain certification requirements are met). Gain realized by a non-U.S. Holder described in the second bullet point above generally will be subject to tax at a rate of 30% (or a lower applicable treaty rate, provided certain certification requirements are met) to the extent of the excess of such holder’s U.S.-source capital gains during the tax year over U.S.-source capital losses during such tax year.

To the extent that the amount realized on any sale, exchange, redemption or other taxable disposition of the exchange notes is attributable to accrued but unpaid interest, such amount will be treated as interest for U.S. federal income tax purposes.

Backup Withholding and Information Reporting

We will, where required, report to non-U.S. Holders and to the IRS the amount of any principal and interest paid on the exchange notes and proceeds from the sale or other taxable disposition (including a retirement or redemption) of the exchange notes. Copies of these information returns may be made available under the provisions of a specific treaty or other agreement to the tax authorities of the country in which the non-U.S. Holder resides or is organized.

Backup withholding will not apply to payments of interest made by us or the paying agent to a non-U.S. Holder of an exchange note if the holder certifies its non-U.S. status under penalty of perjury on a properly executed IRS Form W-8BEN or W-8BEN-E (or appropriate successor form), as applicable, or otherwise establishes an exemption, provided that neither we nor our paying agent have actual knowledge or reason to know that the non-U.S. Holder is a United States person for U.S. federal income tax purposes that is not an exempt recipient or that the conditions of any other exemption are not, in fact, satisfied.

Backup withholding is not an additional tax. Non-U.S. Holders generally may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund as long as they timely provide certain information to the IRS. Non-U.S. Holders should consult their own tax advisors regarding application of backup withholding in their particular circumstances, the availability of an exemption from information reporting and backup withholding, and the procedure for obtaining such an exemption, if available.

CERTAIN UNITED KINGDOM TAX CONSIDERATIONS

The following summary is of a general nature and applies only to persons who are the beneficial owners of the notes. It is a non-exhaustive summary of the Issuer’s understanding of current law and practice in the United Kingdom as at the date of this prospectus relating to United Kingdom stamp duty and the United Kingdom withholding tax treatments of payments in respect of the notes. Some aspects may not apply to certain classes of persons (such as dealers, collective investment schemes and persons connected with the Issuer), to whom special rules may apply. The United Kingdom tax treatment of holders of the notes depends on their individual circumstances and may be subject to change in the future, possibly with retrospective effect. This summary is not intended to be, nor should it be construed to be, legal or tax advice. Holders of the notes who may be subject to tax in a jurisdiction other than the United Kingdom or who may be unsure as to their tax position should seek their own professional advice.

Interest on the Notes

Payment of Interest on the Notes

Payments of interest on the notes may be made without withholding or deduction for or on account of United Kingdom income tax provided that the notes are and remain listed on a “recognised stock exchange” within the meaning of section 1005 of the Income Tax Act 2007. The Irish Stock Exchange, on which the original notes are listed as of the date of this prospectus, is a recognised stock exchange for those purposes. The exchange notes will be treated as listed on the Irish Stock Exchange if they are officially listed in Ireland in accordance with provisions corresponding to those generally applicable in EEA states and are admitted to trading on the Global Exchange Market in accordance with the rules of the Irish Stock Exchange.

Provided, therefore, that the notes are and remain so listed, interest on the notes will be payable by the Issuer without withholding or deduction for or on account of United Kingdom income tax.

If the notes are not or cease to be so listed, interest will be paid by the Issuer under deduction of United Kingdom income tax at the basic rate (currently 20%) unless (i) any other exemption or relief applies, or (ii) the Issuer has received a direction to the contrary from H.M. Revenue and Customs, or HMRC, in respect of such relief as may be available pursuant to the provisions of any applicable double taxation treaty. In certain circumstances and subject to certain exceptions, the Issuer will be obliged to gross-up payments on the notes to ensure that the holders receive a net payment equal to the payment which they would have received had no such deduction or withholding for or on account of United Kingdom income tax been required. See “Description of the Exchange Notes—Additional Amounts.”

The references to “interest” above mean “interest” as understood in United Kingdom tax law. The statements above do not take any account of any different definitions of “interest” or “principal” which may prevail under any other law or which may be created by the terms and conditions of the notes or any related documentation.

Holders of the notes may wish to note that, in certain circumstances, HMRC has power to obtain information (including the name and address of the beneficial owner of the interest or the amount payable on the redemption of notes, as applicable) from any person in the United Kingdom who either pays, or credits interest to, or receives interest for the benefit of, a holder of notes or, in the case of notes that are “deeply discounted securities” (as defined in Chapter 8 of Part 4 of the Income Tax (Trading and Other Income) Act 2005) who either pays amounts payable on the redemption of notes to, or receives such amounts for the benefit of, a holder of notes. Information so obtained may, in certain circumstances, be exchanged by HMRC with the tax authorities of the jurisdiction in which the holder is resident for tax purposes.

Payments by Any Guarantor

The United Kingdom withholding tax treatment of payments made by any guarantor under the terms of the guarantee by TD Group and its subsidiaries in respect of interest on the notes (or other amounts due under the notes) is uncertain. In particular, such payments by any guarantor may not be eligible for the exemption in respect of securities listed on a recognized stock exchange described above in relation to payments of interest by the Issuer. Accordingly, if any guarantor makes any such payments, these may be subject to United Kingdom withholding tax at the basic rate (currently 20%).

Stamp Duty and Stamp Duty Reserve Tax

No United Kingdom stamp duty or stamp duty reserve tax is payable on the exchange of the exchange notes for the original notes or, assuming that (i) the interest on the notes does not exceed a reasonable commercial return on the nominal amount of the capital and (ii) any right on repayment of the notes to an amount which exceeds the nominal amount of the notes is reasonably comparable with what is generally repayable (in respect of a similar nominal amount of capital) under the terms of issue of loan capital listed in the Official List of the London Stock Exchange, on a transfer of the notes.

PLAN OF DISTRIBUTION

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-marketing activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

We will not receive any proceeds from any such sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account, pursuant to the exchange offer, may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the expiration date we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

LISTING AND GENERAL INFORMATION

Listing

As of the date of this prospectus, the original notes have been admitted to the Official List of the Irish Stock Exchange trading as Euronext Dublin and trading on the Global Exchange Market of Euronext Dublin. It is intended that application will be made to the Irish Stock Exchange for the exchange notes to be admitted to the Official List thereof and trading on the Global Exchange Market. The Global Exchange Market is not a regulated market for the purposes of Directive 2004/39/EC. The Issuer will use its commercially reasonable efforts to, with respect to the exchange notes, obtain and, with respect to the original notes and the exchange notes, for so long as such notes are outstanding, maintain the listing of such notes on the Official List of the Irish Stock Exchange or, if at any time the Issuer determines that it will not obtain or maintain such listing on the Official List of the Irish Stock Exchange, it will use its commercially reasonable efforts to obtain (prior to delisting, if applicable) and thereafter maintain a listing of such notes on another “recognised stock exchange” as defined in Section 1005 of the UK Income Tax Act 2007.

So long as the notes are listed on the Official List of the Irish Stock Exchange and are traded on the Global Exchange Market and the rules of such exchange shall so require, physical copies of the articles of association of the Issuer, those of the guarantors and the indenture (including the guarantees granted thereunder), and copies of all of our annual financial statements and those for all subsequent fiscal years will be available free of charge at the office of the Issuer at Suite 1, 3rd Floor 11-12 St. James’s Square, London, United Kingdom, SW1Y 4LB. Our audited financial statements for the fiscal years ended September 30, 2018 and 2017 have been filed with the Irish Stock Exchange and are incorporated by reference herein.

Incorporation of the Issuer

TransDigm UK Holdings plc, a public limited company incorporated under the laws of England and Wales, has its registered office at Suite 1, 3rd Floor 11-12 St. James’s Square, London, United Kingdom, SW1Y 4LB. The Issuer was incorporated on April 2, 2015 as a private limited company as a wholly-owned subsidiary of TD Group and re-registered as a public limited company on April 23, 2018. The Issuer is registered with the Companies House in the United Kingdom under registration number 09525594 and its telephone number is (216) 706-2960.

Corporate Authority

The Issuer obtained all necessary consents, approvals and authorizations in connection with the issuance and performance of the exchange notes on November 8, 2018.

Persons Responsible

We accept responsibility for the information contained in these Listing Particulars and confirm that, to the best of our knowledge and having taken all reasonable care to ensure that such is the case, the information contained in these Listing Particulars is in accordance with the facts and contains no omission which would render such information inaccurate or misleading.

Litigation

In the 12 months preceding the date of this prospectus, none of the Issuer, TD Group and its subsidiaries have or have been involved in any governmental, legal or arbitration proceedings that may have, or have had in the recent past, a significant effect on the Issuer’s financial position or profitability, nor is the Issuer aware that any such proceedings are pending or threatened, except as otherwise disclosed in the documents incorporated herein by reference. See “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference.”

Conflicts of Interest

There are no potential conflicts of interest between any duties of any of the Issuer’s management to the Issuer and their private interests and/or other duties.

Material Contracts

There are no material contracts entered into other than in the ordinary course of TD Group’s and its subsidiaries’ business, which could result in any of TD Group or its subsidiaries being under an obligation or entitlement that is material to the Issuer’s ability to meet its obligations to noteholders in respect of the notes or any guarantor’s ability to meets its obligations in respect of the guarantees.

Fees

Save for the fees payable to the exchange agent, so far as the Issuer is aware, no person involved in the issue of the exchange notes has an interest that is material to the issue of the exchange notes.

Clearing Systems

The exchange notes will be delivered in book-entry form through the facilities of DTC, Euroclear and Clearstream. The exchange notes have been accepted for clearance through the facilities of Euroclear and Clearstream under common code 191083423. The international securities identification number, or the ISIN Number, for the exchange notes is US89365DAB91 and the CUSIP for the exchange notes is 89365DAB9.

LEGAL MATTERS

The validity of the exchange notes and certain matters relating to the laws of England and Wales will be passed upon for us by Jones Day. Certain matters relating to the laws of the State of Connecticut will be passed on for us by Shipman & Goodwin LLP. Certain matters relating to the laws of the States of Washington and Wisconsin will be passed on for us by Perkins Coie LLP. Certain matters relating to the laws of the State of New Jersey will be passed on for us by Greenbaum, Rowe, Smith & Davis LLP. Certain matters relating to the laws of the Commonwealth of Virginia will be passed on for us by McGuireWoods LLP. Certain matters relating to the laws of the State of Nevada will be passed on for us by Lewis, Brisbois, Bisgaard & Smith LLP.

EXPERTS

The consolidated financial statements of TransDigm Group Incorporated appearing in TransDigm Group Incorporated’s Annual Report on Form 10-K for the year ended September 30, 2018 (including the schedule appearing therein), and the effectiveness of TransDigm Group Incorporated’s internal control over financial reporting as of September 30, 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Esterline Technologies Corporation incorporated in this prospectus by reference from Esterline Technologies Corporation’s Annual Report on Form 10-K for the year ended September 28, 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

TD Group is subject to the periodic reporting and other informational requirements of the Exchange Act. In addition, under the terms of the indenture, we have agreed that whether or not required by the rules and regulations of the SEC, so long as any original notes or exchange notes are outstanding, we, or our parent, will furnish to the trustee and the holders of notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K, if we were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes our financial condition and results of operations and our consolidated subsidiaries and, with respect to the annual information only, a report thereon by our certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if we were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, we will file a copy of all such information and reports with the SEC for public availability, unless the SEC will not accept such a filing, and make such information available to securities analysts and prospective investors upon request. In addition, we have agreed that, for so long as any notes remain outstanding, we will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Notwithstanding the above, under the terms of the indenture, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service, Inc. and Standard & Poor’s and that files current and periodic reports with the SEC, the requirements in the indenture that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”

Our filings with the SEC are available to the public from the SEC’s website at www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering under this prospectus (other than any information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K unless we specifically state in such Current Report that such information is to be considered “filed” under the Exchange Act, or we incorporate it by reference into a filing under the Securities Act or the Exchange Act), including any such reports filed after the date of this registration statement and prior to effectiveness:

•	Our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed on November 9, 2018;

•	Our Quarterly Report on Form 10-Q for the thirteen-week period ended December 29, 2018 filed on February 6, 2019;

•

Our Current Reports on Form 8-K, filed with the SEC on October 11, 2018, October 26, 2018 (Item 5.02 only), February 13, 2019 (Items 1.01 and 2.03 only), March 12, 2019 and March 14, 2019 (Items 1.01 and 2.01 only);

•

The audited consolidated financial statements of Esterline as of September 28, 2018 and for the year ended September 28, 2018, as well as the accompanying notes, as included in Item 8 of Part II of Esterline’s Annual Report on Form 10-K, as filed with the SEC on November 21, 2018 (File No. 001-06357); and

•	Part 1, Item 1 of Esterline’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018 (SEC File No. 001-06357).

We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference in this prospectus, other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents. Requests may be made in writing to: TransDigm Group Incorporated, 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114, Attn: Chief Financial Officer, or by telephone at (216) 706-2960. In order to ensure timely delivery of this information, any request should be made by [            ], 2019, five business days prior to the expiration date of the exchange offer.

TransDigm UK Holdings plc

OFFER TO EXCHANGE

Up to $500,000,000 aggregate principal amount of its 6.875% Senior Subordinated Notes due 2026 registered under the Securities Act of 1933 for

any and all outstanding 6.875% Senior Subordinated Notes due 2026 that were issued on May 8, 2018

PROSPECTUS

Until                 , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II

Information Not Required in Prospectus

Item 20. Indemnification of Directors and Officers.

TransDigm UK Holdings plc’s articles of association provide that each of its directors and officers (other than an auditor) are entitled to be indemnified by TransDigm UK Holdings plc against any liability incurred by or attaching to such director or officer in the actual or proposed execution and discharge of his duties, the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or office. TransDigm UK Holdings plc’s articles of association also provide that it may purchase and maintain insurance for or for the benefit of any persons who are or were at any time its directors, officers or employees against any liability incurred by such persons in respect of any act or omission in the actual or purported exercise of their powers and/or otherwise in relation to TransDigm UK Holdings plc and, to such extent as may be permitted by law, otherwise to indemnify or to exempt any such person against or from any such liability. However, in the case of a director, such indemnity does not extend to any indemnity rendered void by the Companies Act 2006. The Companies Act 2006 generally renders void an indemnity for a director against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director.

TransDigm Inc.’s certificate of incorporation and bylaws and the certificates of incorporation and bylaws of TransDigm Group Incorporated, Acme Aerospace, Inc., AeroControlex Group, Inc., Airborne Acquisition, Inc., Airborne Global, Inc., Airborne Holdings, Inc., Airborne Systems North America Inc., Aviation Technologies, Inc., Bruce Aerospace Inc., Dukes Aerospace, Inc., Extant Components Group Holdings, Inc., Extant Components Group Intermediate, Inc., Kirkhill Inc., MarathonNorco Aerospace, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc., North Hills Signal Processing Corp., North Hills Signal Processing Overseas Corp., Pexco Aerospace, Inc., Semco Instruments, Inc., Skurka Aerospace Inc., TEAC Aerospace Holdings, Inc., TEAC Aerospace Technologies, Inc., Esterline Technologies Corporation, Souriau USA, Inc., Esterline International Company, Leach Holding Corporation, Leach International Corporation, Leach Technology Group, Inc., Advanced Input Devices, Inc., Angus Electronics Co., Esterline Sensors Services Americas, Inc., Hytek Finishes Co., Mason Electric Co., Palomar Products, Inc., Korry Electronics Co., Memtron Technologies Co., Armtec Defense Products Co., Armtec Countermeasures Co., Armtec Countermeasures TNO Co. and Racal Acoustics, Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. Similarly, the articles of incorporation and bylaws of Adams Rite Aerospace, Inc., Hartwell Corporation, TA Aerospace Co., Janco Corporation and NMC Group Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under California law. Similarly, the certificates of incorporation and bylaws of Arkwin Industries, Inc., Tactair Fluid Controls, Inc., Young & Franklin Inc. and Norwich Aero Products, Inc. generally provide for the indemnification of its officers and directors to the fullest extent permitted under New York law. Similarly, the articles of incorporation and bylaws of Avista, Incorporated generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Wisconsin law. Similarly, the articles of incorporation and bylaws of Gamesman Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Nevada law. The limited liability company agreements of Avionic Instruments LLC, CEF Industries, LLC, Champion Aerospace LLC, Electromech Technologies LLC, Johnson Liverpool LLC, McKechnie Aerospace US, LLC, Transicoil LLC, Esterline US LLC, CMC Electronics Aurora LLC, Esterline Europe Company LLC, Esterline Georgia US LLC, Esterline Federal LLC, Esterline Technologies SGIP LLC and 17111 Waterview Pkwy LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law. In addition, the operating agreements of CDA InterCorp LLC, Symetrics Industries, LLC and Symetrics Technology Group, LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Florida law.

TransDigm Inc., TransDigm Group Incorporated, Acme Aerospace, Inc., AeroControlex Group, Inc., Airborne Acquisition, Inc., Airborne Global, Inc., Airborne Holdings, Inc., Airborne Systems NA Inc., Airborne Systems North America Inc., Airborne Systems North America of CA Inc., AmSafe Global Holdings, Inc., AmSafe, Inc., Aviation Technologies, Inc., Bridport Erie Aviation, Inc., Bridport Holdings, Inc., Bruce Aerospace Inc., Data Device Corporation Dukes Aerospace, Inc., Extant Components Group Holdings, Inc., Extant Components Group Intermediate, Inc., ILC Holdings, Inc., Kirkhill Inc., MarathonNorco Aerospace, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc., North Hills Signal Processing Corp., North Hills Signal Processing Overseas Corp., Pexco Aerospace, Inc., Semco Instruments, Inc., Shield Restraint Systems, Inc., Skurka Aerospace Inc., TEAC Aerospace Holdings, Inc., TEAC Aerospace Technologies, Inc., Esterline Technologies Corporation, Souriau USA, Inc., Esterline International Company, Leach Holding Corporation, Leach International Corporation, Leach Technology Group, Inc., Advanced Input Devices, Inc., Angus Electronics Co., Esterline Sensors Services Americas, Inc., Hytek Finishes Co., Mason Electric Co., Palomar Products, Inc., Korry Electronics Co., Memtron Technologies Co., Armtec Defense Products Co., Armtec Countermeasures Co., Armtec Countermeasures TNO Co. and Racal Acoustics, Inc. are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement, or otherwise.

TransDigm Group Incorporated also maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers.

Aerosonic LLC, Avionic Instruments LLC, Beta Transformer Technology LLC, Breeze-Eastern LLC, CEF Industries, LLC, Champion Aerospace LLC, Electromech Technologies LLC, Johnson Liverpool LLC, McKechnie Aerospace US LLC, Schneller LLC, Telair International LLC Telair US LLC, Transicoil LLC, Whippany Actuation Systems, LLC, Esterline US LLC, CMC Electronics Aurora LLC, Esterline Europe Company LLC, Esterline Georgia US LLC, Esterline Federal LLC, Esterline Technologies SGIP LLC and 17111 Waterview Pkwy LLC are limited liability companies formed under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides, subject to standards and restrictions set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Adams Rite Aerospace, Inc., Hartwell Corporation, PneuDraulics, Inc., TA Aerospace Co., Janco Corporation and NMC Group Inc. are incorporated under the laws of the State of California. Section 317 of the California General Corporation Law provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than in certain derivative actions as described below, by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation that was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation, against expenses, including attorneys’ fees, judgments, fines, settlements and other amounts actually or reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the case of a derivative action, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. Section 317 further provides that to the extent that the director, officer, employee or agent of a corporation has been successful on the merits in defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually or reasonably incurred by him or her in connection with such defense.

CDA InterCorp LLC, Symetrics Industries, LLC and Symetrics Technology Group, LLC are limited liability companies formed under the laws of the State of Florida. Section 605.0408 of the Florida Revised Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company may indemnify and hold harmless a person with respect to a claim or demand against the person and a debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager if the claim, demand, debt, obligation, or other liability does not arise from does not arise from: (1) a distribution made by the company where after the distribution either (a) the company would not be able to pay its debts as they become due in the ordinary course of the company’s activities and affairs, or (b) the company’s total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy certain preferential distribution rights; (2) a breach related to the management of the limited liability company; (3) an improper delegation of rights and powers to manage and control the business and affairs of the company; (4) a breach of the rules and requirements for the selection, terms, and removal of managers in a manager-managed limited liability company; (5) a breach relating to the voting rights of members and managers; (6) a breach relating to the agency rights of members and managers in a limited liability company; or (7) a breach of the standards of conduct for members and managers, including the fiduciary duties of loyalty and care and the obligation of good faith and fair dealing.

AvtechTyee, Inc. and Bridport-Air Carrier, Inc. are incorporated under the laws of the State of Washington. Sections 23B.08.320 and 23B.08.500 through 23B.08.603 of the Washington Business Corporations Act, or the WBCA, contain specific provisions relating to indemnification of directors and officers of Washington corporations. In general, the WBCA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director or officer who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she is a party because of being an officer or director of the corporation against reasonable expenses incurred by the officer or director in connection with the proceeding, and (b) a corporation may indemnify a director or officer for reasonable expenses, if it is determined as provided in the WBCA that the director’s or officer’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director or officer: (i) who is liable to the corporation, (ii) who is liable for receiving improper personal benefit, (iii) for intentional misconduct or knowing violations of law, or (iv) unlawful distributions to shareholders. Unless the articles of incorporation provide otherwise, the WBCA also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses and the court may order indemnification or advance of expenses under certain circumstances set forth in the WBCA. The WBCA further provides that a corporation may in its articles of incorporation or bylaws or by resolution provide indemnification in addition to that provided by the WBCA, subject to certain conditions.

Arkwin Industries, Inc., Tactair Fluid Controls, Inc., Young & Franklin Inc. and Norwich Aero Products, Inc. are incorporated under the laws of the State of New York. Section 722 of the New York Business Corporation Law provides that a New York corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal or otherwise (other than action by or in the right of the corporation (“derivative actions”)), if they acted in good faith for a purpose they reasonably believed to be in or, in the case of service for another entity, not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions except that no indemnification shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim as to which such person is adjudged liable to the corporation unless and only to the extent approved by a court. Under Section 723 of the New York Business Corporation law, if a person has been successful in the defense of an action described above, he or she shall be entitled to indemnification. The foregoing is not exclusive of other indemnification that may be granted to a director or officer under a certificate of incorporation, bylaws, resolution or contract.

Texas Rotronics, Inc. is incorporated under the laws of the State of Texas. Article 2.02-1 of the Texas Business Corporation Act (the “Texas Statute”) provides that a Texas corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined that the person: (a) conducted himself or herself in good faith; (b) reasonably believed: (i) in the case of conduct in his or her official capacity as a director of the corporation, that his or her conduct was in the corporation’s best interests; (ii) in all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Texas corporation is not permitted to indemnify a director in respect of a proceeding: (a) in which the person is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) in which the person is found liable to the corporation. A person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. Where a director is successful, on the merits or otherwise, in the defense of a proceeding referred to above, the Corporation must indemnify such director against reasonable expenses incurred by him or her. The Texas statute further authorizes a Texas corporation to indemnify an officer, employee or agent of the corporation to the same extent as a director. In addition, Article 2.02-1 of the Texas Statute authorizes a Texas corporation to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under the Texas Statute.

HarcoSemco LLC is a limited liability company organized under the laws of the State of Connecticut. Section 34-143 of the Connecticut Limited Liability Company Act provides that an operating agreement may:

(1) eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 34-141 and (2) provide for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which an individual is a party because such individual is or was a member or manager.

The operating agreement of HarcoSemco LLC provides that HarcoSemco LLC shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of HarcoSemco LLC) by reason of the fact that he is or was a member, manager or officer of HarcoSemco LLC, or is or was serving at the request of HarcoSemco LLC as a member, manager, director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Furthermore, the operating agreement of HarcoSemco LLC provides that HarcoSemco LLC shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of HarcoSemco LLC to procure a judgment in its favor by reason of the tact that he is or was a member, manager or officer of HarcoSemco LLC, or is or was serving at the request of HarcoSemco LLC as a member, manager, director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Airborne Systems North America of NJ Inc. is incorporated under the laws of the State of New Jersey. Section 14A:3-5(2) of the New Jersey Statutes Annotated authorizes a New Jersey corporation to indemnify a corporate agent, which includes directors and officers, against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

Under Section 14A:3-5(3) of the New Jersey Statutes Annotated, a New Jersey corporation has the power to indemnify a corporate agent against his expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his being or having been such corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. However, in such proceeding no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the New Jersey Superior Court or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnity for such expenses as the New Jersey Superior Court or such other court shall deem proper.

A New Jersey corporation may indemnify a corporate agent against expenses to the extent such corporate agent has been successful on the merits or otherwise in any proceeding referred to in Sections 14A:3-5(2) and 14A:3-5(3) or in defense of any claim, issue or matter therein.

Avionics Specialties, Inc. is incorporated under the laws of the commonwealth of Virginia. Section 13.1-697(A) of the Code of Virginia, 1950, as amended (the “Virginia Code”), provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding, (a) if he conducted himself in good faith, and (b) he believed, (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, (ii) in all other cases, that his conduct was at least not opposed to its best interests, and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Unless ordered by a court under subsection C of 13.1-700.1 of the Virginia Code, a corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard set forth in the preceding sentence, or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Section 13.1-698 of the Virginia Code provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding. The articles of incorporation of Avionics Specialties, Inc. have no such limitations and the articles of incorporation of Avionics Specialties, Inc. provide that its directors and officers are indemnified to the maximum extent provided by law.

Skandia, Inc. is incorporated under the laws of the State of Illinois. Under Section 8.75 of the Illinois Business Corporation Act of 1983 (the “ILBCA”), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful.

In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper. To the extent that such person has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification for expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation.

Section 8.75(f) of the ILBCA further provides that the indemnification and advancement of expenses provided by or granted under Section 8.75 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

The bylaws of Skandia, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the ILBCA. The bylaws also provide that Skandia, Inc. may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee of agent of the Corporation, or is or was serving at the request of Skandia, Inc. as a director, officer, member, manager, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Skandia, Inc. would have the power to indemnify him against such liability under the provisions of its bylaws.

Avista, Incorporated is incorporated under the laws of the State of Wisconsin. Under Section 180.0851(1) of the Wisconsin Business Corporation Law, a Wisconsin corporation must indemnify a director or officer, to the extent that such person has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer is or was a party because such person is or was a director or officer of the corporation. Pursuant to Section 180.0851(2) of the Wisconsin Business Corporation Law, if a director or officer has not been successful on the merits or otherwise in the defense of a proceeding, the corporation must indemnify the director or officer against liability in a proceeding to which such director or officer was a party because such person is or was a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty that such person owes to the corporation and the breach or failure to perform constitutes any of the following: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of the criminal law, unless the director or officer had reasonable cause to believe that such conduct was lawful or no reasonable cause to believe that such conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Gamesman Inc. is incorporated under the laws of the State of Nevada.

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain limited statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals therefrom) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2 of Section 78.7502, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the stockholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

Item 21. Exhibits and Financial Statement Schedules.

(a)	Exhibits.

Exhibit Index

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.1	Second Amended and Restated Certificate of Incorporation, filed April 28, 2014, of TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed April 28, 2014 (File No. 001-32833)

3.2	Third Amended and Restated Bylaws of TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed January 30, 2018 (File No. 001-32833)

3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc. and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.6	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed, August 5, 2009 (File No. 001-32833)

3.7	Bylaws of Acme Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2009 (File No. 001-32833)

3.8	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

3.9	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

3.10	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

3.11	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.12	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

3.13	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

3.14	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.15	Bylaws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc., and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.16	Certificate of Formation, filed September 25, 2013, of Aerosonic LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.17	Limited Liability Company Agreement of Aerosonic LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.18	Certificate of Incorporation, filed November 13, 2009, of Airborne Acquisition, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.19	Bylaws of Airborne Acquisition, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.20	Amended and Restated Certificate of Incorporation, filed January 25, 2010, of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.21	Certificate of Amendment to Certificate of Incorporation, filed February 24, 2010, of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.22	Certificate of Amendment to Certificate of Incorporation, filed December 10, 2013, of HDT Global, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.23	Bylaws of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.24	Certificate of Incorporation, filed November 13, 2009, of Airborne Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.25	Bylaws of Airborne Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.26	Certificate of Incorporation, filed September 1, 1995, of Wardle Storeys Inc. (now known as Airborne Systems NA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.27	Certificate of Amendment to Certificate of Incorporation, filed May 28, 2002, of Wardle Storeys Inc. (now known as Airborne Systems NA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.28	Bylaws of Airborne Systems NA Inc., as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.29	Certificate of Incorporation, filed April 23, 2007, of Airborne Systems North America Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.30	Bylaws of Airborne Systems North America Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.31	Certificate of Incorporation, filed April 25, 1989, of Irvin Industries (Del), Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.32	Certificate of Amendment to Certificate of Incorporation, filed June 2, 1989, of Irvin Industries (Del), Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.33	Certificate of Amendment to Certificate of Incorporation, filed April 30, 1996, of Irvin Industries, Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.34	Certificate of Amendment to Certificate of Incorporation, filed April 23, 1997, of Irvin Aerospace Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.35	Bylaws of Airborne Systems North America of CA Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.36	Certificate of Incorporation, Profit, filed October 28, 1994, of Wardle Storeys (Parachutes) Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.37	Certificate of Merger, filed February 9, 1995, of Para-Flite Inc. with and into Wardle Storeys (Parachutes) Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.38	Certificate of Amendment to Certificate of Incorporation, filed April 23, 2007, of Para-Flite Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.39	Certificate of Correction to Certificate of Incorporation, filed June 27, 2007, of Airborne Systems North America of NJ Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.40	Bylaws of Airborne Systems North America of NJ Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.41	Certificate of Incorporation, filed May 8, 1985, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to Form TransDigm Group Incorporated’s 10-Q, filed May 9, 2012 (File No. 001-32833)

3.42	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.43	By-Laws of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.44	Certificate of Incorporation, filed October 16, 2007, of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.45	Second Amended and Restated By-Laws of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.46	Restated Certificate of Incorporation, filed July 10, 1967, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc. and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)

3.47	Certificate of Amendment, filed November 4, 1981, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)

3.48	Certificate of Amendment, filed June 11, 1999, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)

3.49	Bylaws of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)

3.50	Amended and Restated Certificate of Incorporation of Aviation Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.51	Bylaws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.52	Certificate of Formation, effective June 29, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.53	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No.333-144366)

3.54	Articles of Incorporation, filed December 29, 1992, of Avionics Specialties, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.55	Bylaws of Avionics Specialties, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.56	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.57	Articles of Amendment of Articles of Incorporation, filed March 30, 1984, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.58	Articles of Amendment of Articles of Incorporation, filed April 17, 1989, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.59	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.60	Articles of Amendment of Articles of Incorporation, filed May 20, 2003, of Avtech Corporation (now known as Avtech Tyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.61	Articles of Amendment of Articles of Incorporation, filed May 2, 2012, of AvtechTyee, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 16, 2012 (File No. 001-32833)

3.62	Bylaws of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.63	Certificate of Incorporation filed October 24, 1977, of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.64	Certificate of Amendment of Certificate of Incorporation, filed December 1, 1977, of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.65	By-laws of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.66	Amended and Restated Limited Liability Company Agreement, filed July 7, 2016, of Beta Transformer Technology LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.67	Limited Liability Company Certificate of Formation of Breeze-Eastern LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 11, 2016 (File No. 001-32833)

3.68	Limited Liability Company Agreement of Breeze-Eastern LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 11, 2016 (File No. 001-32833)

3.69	Articles of Incorporation, filed February 6, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.70	Articles of Amendment, filed February 23, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.71	Articles of Amendment, filed December 14, 1999, of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.72	Amended and Restated By-Laws of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.73	Certificate of Incorporation, filed May 9, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.74	Certificate of Amendment of Certificate of Incorporation, filed May 30, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.75	Certificate of Amendment of Certificate of Incorporation, filed June 19, 2000, of Bridport Erie Aviation, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.76	Amended and Restated By-Laws of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.77	Certificate of Incorporation, filed July 2, 2004, of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.78	Amended and Restated By-Laws of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.79	Certificate of Incorporation, filed August 6, 2007, of Bruce Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 21, 2007 (File No. 001-32833)

3.80	Bylaws of Bruce Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 21, 2007 (File No. 001-32833)

3.81	Articles of Organization of CDA InterCorp LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.82	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.83	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 24, 2009 (File No. 001-32833)

3.84	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 24, 2009 (File No. 001-32833)

3.85	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.86	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.87	Certificate of Incorporation, filed October 23, 1970, of ILC Data Devices Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.88	Certificate of Amendment of Certificate of Incorporation, filed April 23, 1999, of ILC Data Devices Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.89	Certificate of Amendment of Certificate of Incorporation, filed July 14, 2014, of Data Device Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.90	Bylaws of ILC Data Devices Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.91	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed December 4, 2009 (File No. 001-32833)

3.92	Bylaws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed December 4, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.93	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC (now known as Electromech Technologies LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.94	Certificate of Amendment, filed December 18, 2013, of Western Sky Industries, LLC (now known as Electromech Technologies LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

3.95	Fourth Amended and Restated Limited Liability Agreement of Electromech Technologies LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.96	Articles of Organization, as amended, of HarcoSemco LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.97	First Amended and Restated Limited Liability Company Agreement of HarcoSemco LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.98	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.99	Certificate of Amendment, filed June 9, 1960, of Articles of Incorporation of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.100	Certification of Amendment, filed October 23, 1987, of Articles of Incorporation of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.101	Certificate of Amendment, filed April 9, 1997, of Articles of Incorporation of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.102	By-laws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.103	Amended and Restated Certificate of Incorporation of ILC Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.104	Bylaws, as amended, of ILC Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.105	Certificate of Formation, filed January 26, 2007, of Johnson Liverpool LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.106	Amended and Restated Limited Liability Company Agreement of Johnson Liverpool LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.107	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.108	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.109	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.110	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technology Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 28, 2006 (File No. 001-32833)

3.111	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)

3.112	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.113	Bylaws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.114	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.115	Bylaws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.116	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.117	Certificate of Amendment, filed May 11, 2007, to Certificate of Formation of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.118	Limited Liability Company Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

3.119	Restated Certificate of Incorporation, filed June 27, 2014, of North Hills Signal Processing Corp.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.120	Bylaws of Porta Systems Corp. (now known as North Hills Signal Processing Corp.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

3.121	Certificate of Incorporation, as amended, of Porta Systems Overseas Corp. (now known as North Hills Signal Processing Overseas Corp.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

3.122	By-laws of Porta Systems Overseas Corp. (now known as North Hills Signal Processing Overseas Corp.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

3.123	Certificate of Incorporation, filed April 28, 2015, of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)

3.124	Certificate of Incorporation, filed April 28, 2015, of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)

3.125	Bylaws of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)

3.126	Articles of Incorporation, filed October 3, 1956, of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)

3.127	Certificate of Amendment, filed December 9, 1970, of Articles of Incorporation of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)

3.128	Restated Bylaws of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)

3.129	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2012 (File No. 001-32833)

3.130	Amended and Restated Limited Liability Company Agreement, dated August 31, 2011, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2012 (File No. 001-32833)

3.131	Certificate of Incorporation of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed September 7, 2010 (File No. 001-32833)

3.132	Certificate of Amendment to Certificate of Incorporation, filed October 17, 2012, of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 16, 2012 (File No. 001-32833)

3.133	Amended and Restated Bylaws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed September 7, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.134	Certificate of Incorporation, filed September 16, 1994, of Am-Safe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.135	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of AmSafe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.136	Certificate of Amendment of Certificate of Incorporation, filed August 27, 2014, of AmSafe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 14, 2014 (File No. 001-32833)

3.137	By Laws of Am-Safe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)

3.138	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed October 11, 2006 (File No. 333-137937)

3.139	Bylaws, as amended, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.140	Certificate of Incorporation, filed August 22, 1986, of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.141	Certificate of Amendment, filed June 8, 1998, of Certificate of Incorporation of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.142	By-laws, as amended, of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.143	Certificate of Formation, filed March 27, 2015, of Telair International LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)

3.144	Limited Liability Company Agreement of Telair International LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)

3.145	Certificate of Formation, filed February 23, 2015, of Telair US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)

3.146	Limited Liability Company Agreement of Telair US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)

3.147	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.148	Bylaws, as amended, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.149	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.150	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

3.151	Certificate of Formation, filed June 13, 2013, of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4/A, filed June 27, 2013 (File No. 333-186494)

3.152	Limited Liability Company Agreement of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4/A, filed June 27, 2013 (File No. 333-186494)

3.153	Restated Certificate of Incorporation of Young & Franklin Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.154	By-laws, as amended, of Young & Franklin Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

3.155	Certificate of Formation, filed May 30, 2013, of Beta Transformer Technology LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

3.156	Amended and Restated Bylaws of Kirkhill Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 4, 2018 (File No. 001-32833)

3.157	Certificate of Incorporation, filed February 21, 2018, of KH Acquisition I Co. (now known as Kirkhill Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 4, 2018 (File No. 001-32833)

3.158	Certificate of Incorporation of TransDigm UK Holdings plc	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.159	Articles of Association of TransDigm UK Holdings plc	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.160	Amended and Restated Certificate of Incorporation of Extant Components Group Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.161	Bylaws of Extant Components Group Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.162	Certificate of Incorporation of Extant Components Group Intermediate, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.163	Bylaws of Extant Components Group Intermediate, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.164	Articles of Organization of Symetrics Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.165	Amended and Restated Limited Liability Company Agreement of Symetrics Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.166	Articles of Organization of Symetrics Technology Group, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.167	Amended and Restated Limited Liability Company Agreement of Symetrics Technology Group, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.168	Certificate of Incorporation of TEAC Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.169	Bylaws of TEAC Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.170	Certificate of Incorporation of TEAC Aerospace Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.171	Bylaws of TEAC Aerospace Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.172	Articles of Incorporation, filed January 2, 1992, of Skandia, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.173	Amended and Restated Bylaws of Skandia, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

3.174	Fifth Amended and Restated Certificate of Incorporation of Esterline Technologies Corporation	Filed herewith

3.175	Second Amended and Restated Bylaws of Esterline Technologies Corporation	Filed herewith

3.176	Certificate of Incorporation of Souriau USA, Inc.	Filed herewith

3.177	Amended and Restated Bylaws of Souriau USA, Inc.	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.178	Certificate of Formation of Esterline International Company	Filed herewith

3.179	Amended and Restated Bylaws of Esterline International Company	Filed herewith

3.180	Certificate of Incorporation, as amended, of Leach Holding Corporation	Filed herewith

3.181	Amended and Restated Bylaws of Leach Holding Corporation	Filed herewith

3.182	Certificate of Incorporation, as amended, of Leach International Corporation	Filed herewith

3.183	Amended and Restated Bylaws of Leach International Corporation	Filed herewith

3.184	Certificate of Incorporation of Leach Technology Group, Inc.	Filed herewith

3.185	Amended and Restated Bylaws of Leach Technology Group, Inc.	Filed herewith

3.186	Restated Articles of Incorporation of TA Aerospace Co.	Filed herewith

3.187	Amended and Restated Bylaws of TA Aerospace Co.	Filed herewith

3.188	Certificate of Formation of Esterline US LLC	Filed herewith

3.189	Amended and Restated Limited Liability Company Agreement of Esterline US LLC	Filed herewith

3.190	Certificate of Formation of CMC Electronics Aurora LLC	Filed herewith

3.191	Amended and Restated Limited Liability Company Agreement of CMC Electronics Aurora LLC	Filed herewith

3.192	Amended and Restated Certificate of Incorporation of Advanced Input Devices, Inc.	Filed herewith

3.193	Amended and Restated Bylaws of Advanced Input Devices, Inc.	Filed herewith

3.194	Certificate of Formation of Esterline Europe Company LLC	Filed herewith

3.195	Amended and Restated Limited Liability Company Agreement of Esterline Europe Company LLC	Filed herewith

3.196	Certificate of Formation of Esterline Georgia US LLC	Filed herewith

3.197	Amended and Restated Limited Liability Company Agreement of Esterline Georgia US LLC	Filed herewith

3.198	Amended and Restated Certificate of Formation of Esterline Federal LLC	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.199	Amended and Restated Limited Liability Company Agreement of Esterline Federal LLC	Filed herewith

3.200	Certificate of Incorporation, as amended, of Angus Electronics Co.	Filed herewith

3.201	Amended and Restated Bylaws of Angus Electronics Co.	Filed herewith

3.202	Amended and Restated Articles of Incorporation of Avista, Incorporated	Filed herewith

3.203	Amended and Restated Bylaws of Avista, Incorporated	Filed herewith

3.204	Certificate of Incorporation, as amended, of Esterline Sensors Services Americas, Inc.	Filed herewith

3.205	Amended and Restated Bylaws of Esterline Sensors Services Americas, Inc.	Filed herewith

3.206	Certificate of Formation of Esterline Technologies SGIP LLC	Filed herewith

3.207	Limited Liability Company Agreement of Esterline Technologies SGIP LLC	Filed herewith

3.208	Certificate of Incorporation of Hytek Finishes Co.	Filed herewith

3.209	Amended and Restated Bylaws of Hytek Finishes Co.	Filed herewith

3.210	Restated Articles of Incorporation of Janco Corporation	Filed herewith

3.211	Amended and Restated Bylaws of Janco Corporation	Filed herewith

3.212	Certificate of Incorporation, as amended, of Mason Electric Co.	Filed herewith

3.213	Amended and Restated Bylaws of Mason Electric Co.	Filed herewith

3.214	Amended and Restated Articles of Incorporation of NMC Group Inc.	Filed herewith

3.215	Amended and Restated Bylaws of NMC Group Inc.	Filed herewith

3.216	Certificate of Incorporation, as amended, of Norwich Aero Products, Inc.	Filed herewith

3.217	Amended and Restated By-laws of Norwich Aero Products, Inc.	Filed herewith

3.218	Certificate of Incorporation, as amended, of Palomar Products, Inc.	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.219	Amended and Restated Bylaws of Palomar Products, Inc.	Filed herewith

3.220	Certificate of Formation of 17111 Waterview Pkwy LLC	Filed herewith

3.221	Limited Liability Company Agreement of 17111 Waterview Pkwy LLC	Filed herewith

3.222	Certificate of Incorporation of Korry Electronics Co.	Filed herewith

3.223	Amended and Restated Bylaws of Korry Electronics Co.	Filed herewith

3.224	Certificate of Incorporation, as amended, of Memtron Technologies Co.	Filed herewith

3.225	Amended and Restated Bylaws of Memtron Technologies Co.	Filed herewith

3.226	Limited Liability Company Articles of Organization of Sunbank Family of Companies LLC	Filed herewith

3.227	Amended and Restated Operating Agreement of Sunbank Family of Companies LLC	Filed herewith

3.228	Limited Liability Company Articles of Organization, as amended, of Joslyn Sunbank Company, LLC	Filed herewith

3.229	Amended and Restated Operating Agreement of Joslyn Sunbank Company, LLC	Filed herewith

3.230	Certificate of Incorporation of Armtec Defense Products Co.	Filed herewith

3.231	Amended and Restated Bylaws of Armtec Defense Products Co.	Filed herewith

3.232	Certificate of Incorporation of Armtec Countermeasures Co.	Filed herewith

3.233	Amended and Restated Bylaws of Armtec Countermeasures Co.	Filed herewith

3.234	Certificate of Incorporation, as amended, of Armtec Countermeasures TNO Co.	Filed herewith

3.235	Amended and Restated Bylaws of Armtec Countermeasures TNO Co.	Filed herewith

3.236	Certificate of Incorporation of Racal Acoustics, Inc.	Filed herewith

3.237	Amended and Restated Bylaws of Racal Acoustics, Inc.	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

3.238	Amended and Restated Articles of Incorporation of Gamesman Inc.	Filed herewith

3.239	Amended and Restated Bylaws of Gamesman Inc.	Filed herewith

4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)

4.2	Indenture, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.00% Senior Subordinated Notes due 2022.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)
4.3	First Supplemental Indenture, dated as of April 9, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 5, 2015 (File No. 001-32833)

4.4	Second Supplemental Indenture, dated as of June 12, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2015 (File No. 001-32833)

4.5	Third Supplemental Indenture, dated as of August 28, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 13, 2015 (File No. 001-32833)

4.6	Fourth Supplemental Indenture, dated as of April 1, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.7	Fifth Supplemental Indenture, dated as of July 8, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.8	Sixth Supplemental Indenture, dated as of October 28, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.9	Seventh Supplemental Indenture, dated as of March 31, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 10, 2017 (File No. 001-32833)

4.10	Eighth Supplemental Indenture, dated as of May 9, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

4.11	Ninth Supplemental Indenture, dated as of March 30, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.12	Tenth Supplemental Indenture, dated as of May 8, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.13	Eleventh Supplemental Indenture, dated as of May 22, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.14	Twelfth Supplemental Indenture, dated as of July 31, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

4.15	Thirteenth Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.16	Indenture, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2024	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)

4.17	First Supplemental Indenture, dated as of April 9, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed May 5, 2015 (File No. 001-32833)

4.18	Second Supplemental Indenture, dated as of June 12, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2015 (File No. 001-32833)

4.19	Third Supplemental Indenture, dated as of August 28, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 13, 2015 (File No. 001-32833)

4.20	Fourth Supplemental Indenture, dated as of April 1, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.21	Fifth Supplemental Indenture, dated as of July 8, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.22	Sixth Supplemental Indenture, dated as of October 28, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.23	Seventh Supplemental Indenture, dated as of March 31, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 10, 2017 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.24	Eighth Supplemental Indenture, dated as of May 9, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

4.25	Ninth Supplemental Indenture, dated as of March 30, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.26	Tenth Supplemental Indenture, dated as of May 8, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.27	Eleventh Supplemental Indenture, dated as of May 22, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.28	Twelfth Supplemental Indenture, dated as of July 31, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

4.29	Thirteenth Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.30	Indenture, dated as of May 14, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2025	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 19, 2015 (File No. 001-32833)

4.31	First Supplemental Indenture, dated as of June 12, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q filed August 5, 2015 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.32	Second Supplemental Indenture, dated as of August 28, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 13, 2015 (File No. 001-32833)

4.33	Third Supplemental Indenture, dated as of April 1, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.34	Fourth Supplemental Indenture, dated as of July 8, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.35	Fifth Supplemental Indenture, dated as of October 28, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

4.36	Sixth Supplemental Indenture, dated as of March 31, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 10, 2017 (File No. 001-32833)

4.37	Seventh Supplemental Indenture, dated as of May 9, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

4.38	Eighth Supplemental Indenture, dated as of March 30, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.39	Ninth Supplemental Indenture, dated as of May 8, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.40	Tenth Supplemental Indenture, dated as of May 22, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.41	Eleventh Supplemental Indenture, dated as of July 31, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

4.42	Twelfth Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.43	Indenture, dated as of June 9, 2016, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to TransDigm Inc.’s 6.375% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 14, 2016 (File No. 001-32833)

4.44	First Supplemental Indenture, dated as of July 8, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 15, 2016 (File No. 001-32833)

4.45	Second Supplemental Indenture, dated as of October 28, 2016, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 15, 2016 (File No. 001-32833)

4.46	Third Supplemental Indenture, dated as of March 31, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 10, 2017 (File No. 001-32833)

4.47	Fourth Supplemental Indenture, dated as of May 9, 2017, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.48	Fifth Supplemental Indenture, dated as of March 30, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.49	Sixth Supplemental Indenture, dated as of May 8, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.50	Seventh Supplemental Indenture, dated as of May 22, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.51	Eighth Supplemental Indenture, dated as of July 31, 2018, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

4.52	Ninth Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.53	Indenture, dated as of May 8, 2018, among TransDigm UK Holdings plc, as issuer, TransDigm Group Incorporated and TransDigm Inc., as guarantors, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to TransDigm UK Holdings plc’s 6.875% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 14, 2018 (File No. 001-32833)

4.54	First Supplemental Indenture, dated as of May 22, 2018, among TransDigm UK Holdings plc, as issuer, TransDigm Group Incorporated and TransDigm Inc., as guarantors, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

4.55	Second Supplemental Indenture, dated as of July 31, 2018, among TransDigm UK Holdings plc, as issuer, TransDigm Group Incorporated and TransDigm Inc., as guarantors, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.56	Third Supplemental Indenture, dated as of March 29, 2019, among TransDigm UK Holdings plc, as issuer, TransDigm Group Incorporated and TransDigm Inc., as guarantors, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.57	Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7.50% Senior Subordinated Notes due 2027	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.58	First Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.59	Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and US collateral agent, and The Bank of New York Mellon, as UK collateral agent, relating to TransDigm Inc.’s 6.25% Senior Secured Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.60	First Supplemental Indenture, dated as of March 29, 2019, among TransDigm, Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Filed herewith

4.61	Form of TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed October 15, 2012 (File No. 001-32833)

4.62	Form of TransDigm Inc.’s 6.00% Senior Subordinated Notes due 2022	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)

4.63	Form of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2024	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)

4.64	Form of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2025	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 19, 2015 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.65	Form of TransDigm Inc.’s 6.375% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 14, 2016 (File No. 001-32833)

4.66	Form of TransDigm UK Holdings plc’s 6.875% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 14, 2018 (File No. 001-32833)

4.67	Form of TransDigm Inc.’s 7.50% Senior Subordinated Notes due 2027	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.68	Form of TransDigm Inc.’s 6.25% Senior Secured Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.69	Form of Notation of Guarantee of TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2020	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K filed November 16, 2012 (File No. 001-32833)

4.70	Form of Notation of Guarantee of TransDigm Inc.’s 6.00% Senior Subordinated Notes due 2022	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)

4.71	Form of Notation of Guarantee of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2024	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 6, 2014 (File No. 001-32833)

4.72	Form of Notation of Guarantee of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2025	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 19, 2015 (File No. 001-32833)

4.73	Form of Notation of Guarantee of TransDigm Inc.’s 6.375% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed June 14, 2016 (File No. 001-32833)

4.74	Form of Notation of Guarantee of TransDigm UK Holdings plc’s 6.875% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 14, 2018 (File No. 001.32833)

4.75	Form of Notation of Guarantee of TransDigm Inc’s 7.50% Senior Subordinated Notes due 2027	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.76	Form of Notation of Guarantee of TransDigm Inc.’s 6.25% Senior Secured Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

4.77	Registration Rights Agreement, dated as of May 8, 2018, among TransDigm UK Holdings plc, TransDigm Inc., TransDigm Group Incorporated, the subsidiary guarantors party thereto and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the initial purchasers	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K filed May 14, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

4.78	Registration Rights Agreement, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives for the initial purchasers	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)

5.1	Opinion of Jones Day	Filed herewith

5.2	Opinion of Jones Day	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

5.3	Opinion of Perkins Coie LLP	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

5.4	Opinion of Shipman & Goodwin LLP	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

5.5	Opinion of McGuireWoods LLP	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

5.6	Opinion of Greenbaum, Rowe, Smith & Davis LLP	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

5.7	Opinion of Perkins Coie LLP	Filed herewith

5.8	Opinion of Lewis, Brisbois, Bisgaard & Smith LLP	Filed herewith

8.1	Opinion of Jones Day relating to tax matters	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

8.2	Opinion of Jones Day relating to tax matters (included in Exhibit 5.2 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith

23.2	Consent of Independent Registered Public Accounting Firm	Filed herewith

23.3	Consent of Jones Day (included in Exhibit 5.1 hereto)	Filed herewith

23.4	Consent of Jones Day (included in Exhibit 5.2 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.5	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

23.6	Consent of Shipman & Goodwin LLP (included in Exhibit 5.4 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.7	Consent of McGuireWoods LLP (included in Exhibit 5.5 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.8	Consent of Greenbaum, Rowe, Smith & Davis LLP (included in Exhibit 5.6 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.9	Consent of Perkins Coie LLP (included in Exhibit 5.7 hereto)	Filed herewith

23.10	Consent of Lewis, Brisbois, Bisgaard & Smith LLP (included in Exhibit 5.8 hereto)	Filed herewith

23.11	Consent of Jones Day (included in Exhibit 8.1 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

23.12	Consent of Jones Day (included in Exhibit 5.2 hereto)	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.1	Power of Attorney with respect to TransDigm UK Holdings plc	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.2	Power of Attorney with respect to TransDigm Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.3	Power of Attorney with respect to TransDigm Group Incorporated	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.4	Power of Attorney with respect to Champion Aerospace LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.5	Power of Attorney with respect to Adams Rite Aerospace, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.6	Power of Attorney with respect to MarathonNorco Aerospace, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.7	Power of Attorney with respect to Avionic Instruments LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.8	Power of Attorney with respect to Skurka Aerospace Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.9	Power of Attorney with respect to CDA Intercorp LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.10	Power of Attorney with respect to Aviation Technologies, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.11	Power of Attorney with respect to AvtechTyee, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.12	Power of Attorney with respect to Transicoil LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.13	Power of Attorney with respect to AeroControlex Group, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.14	Power of Attorney with respect to Acme Aerospace, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.15	Power of Attorney with respect to Dukes Aerospace, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.16	Power of Attorney with respect to CEF Industries, LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.17	Power of Attorney with respect to Bruce Aerospace Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.18	Power of Attorney with respect to Semco Instruments, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.19	Power of Attorney with respect to Hartwell Corporation	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.20	Power of Attorney with respect to McKechnie Aerospace DE, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.21	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.22	Power of Attorney with respect to McKechnie Aerospace US LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.23	Power of Attorney with respect to Texas Rotronics, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.24	Power of Attorney with respect to Electromech Technologies LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.25	Power of Attorney with respect to Schneller LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.26	Power of Attorney with respect to HarcoSemco LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.27	Power of Attorney with respect to AmSafe Global Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.28	Power of Attorney with respect to Bridport Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.29	Power of Attorney with respect to AmSafe, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.30	Power of Attorney with respect to Shield Restraint Systems, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.31	Power of Attorney with respect to Bridport-Air Carrier, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.32	Power of Attorney with respect to Bridport Erie Aviation, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.33	Power of Attorney with respect to Arkwin Industries, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.34	Power of Attorney with respect to Whippany Actuation Systems, LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.35	Power of Attorney with respect to Aerosonic LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.36	Power of Attorney with respect to Airborne Acquisition, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.37	Power of Attorney with respect to Airborne Global, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.38	Power of Attorney with respect to Airborne Systems North America Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.39	Power of Attorney with respect to Airborne Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.40	Power of Attorney with respect to Airborne Systems North America of CA Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.41	Power of Attorney with respect to Airborne Systems NA Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.42	Power of Attorney with respect to Airborne Systems North America of NJ Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.43	Power of Attorney with respect to Avionics Specialties, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.44	Power of Attorney with respect to PneuDraulics, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.45	Power of Attorney with respect to Telair US LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.46	Power of Attorney with respect to Telair International LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.47	Power of Attorney with respect to Pexco Aerospace, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.48	Power of Attorney with respect to Breeze-Eastern LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.49	Power of Attorney with respect to ILC Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.50	Power of Attorney with respect to Data Device Corporation	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.51	Power of Attorney with respect to Beta Transformer Technology Corporation	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.52	Power of Attorney with respect to Beta Transformer Technology LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.53	Power of Attorney with respect to Young & Franklin Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.54	Power of Attorney with respect to Tactair Fluid Controls, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.55	Power of Attorney with respect to Johnson Liverpool LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.56	Power of Attorney with respect to North Hills Signal Processing Corp.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.57	Power of Attorney with respect to North Hills Signal Processing Overseas Corp.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.58	Power of Attorney with respect to Kirkhill Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.59	Power of Attorney with respect to Extant Components Group Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.60	Power of Attorney with respect to Extant Components Group Intermediate, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.61	Power of Attorney with respect to Symetrics Industries, LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.62	Power of Attorney with respect to Symetrics Technology Group, LLC	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.63	Power of Attorney with respect to TEAC Aerospace Holdings, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.64	Power of Attorney with respect to TEAC Aerospace Technologies, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.65	Power of Attorney with respect to Skandia, Inc.	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

24.66	Power of Attorney with respect to Esterline Technologies Corporation (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.67	Power of Attorney with respect to Souriau USA, Inc. (included in the signature pages hereto)	Filed herewith

24.68	Power of Attorney with respect to Esterline International Company (included in the signature pages hereto)	Filed herewith

24.69	Power of Attorney with respect to Leach Holding Corporation (included in the signature pages hereto)	Filed herewith

24.70	Power of Attorney with respect to Leach International Corporation (included in the signature pages hereto)	Filed herewith

24.71	Power of Attorney with respect to Leach Technology Group, Inc. (included in the signature pages hereto)	Filed herewith

24.72	Power of Attorney with respect to TA Aerospace Co. (included in the signature pages hereto)	Filed herewith

24.73	Power of Attorney with respect to Esterline US LLC (included in the signature pages hereto)	Filed herewith

24.74	Power of Attorney with respect to CMC Electronics Aurora LLC (included in the signature pages hereto)	Filed herewith

24.75	Power of Attorney with respect to Advanced Input Devices, Inc. (included in the signature pages hereto)	Filed herewith

24.76	Power of Attorney with respect to Esterline Europe Company LLC (included in the signature pages hereto)	Filed herewith

24.77	Power of Attorney with respect to Esterline Georgia US LLC (included in the signature pages hereto)	Filed herewith

24.78	Power of Attorney with respect to Esterline Federal LLC (included in the signature pages hereto)	Filed herewith

24.79	Power of Attorney with respect to Angus Electronics Co. (included in the signature pages hereto)	Filed herewith

24.80	Power of Attorney with respect to Avista, Incorporated (included in the signature pages hereto)	Filed herewith

24.81	Power of Attorney with respect to Esterline Sensors Services Americas, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.82	Power of Attorney with respect to Esterline Technologies SGIP LLC (included in the signature pages hereto)	Filed herewith

24.83	Power of Attorney with respect to Hytek Finishes Co. (included in the signature pages hereto)	Filed herewith

24.84	Power of Attorney with respect to Janco Corporation (included in the signature pages hereto)	Filed herewith

24.85	Power of Attorney with respect to Mason Electric Co. (included in the signature pages hereto)	Filed herewith

24.86	Power of Attorney with respect to NMC Group Inc. (included in the signature pages hereto)	Filed herewith

24.87	Power of Attorney with respect to Norwich Aero Products, Inc. (included in the signature pages hereto)	Filed herewith

24.88	Power of Attorney with respect to Palomar Products, Inc. (included in the signature pages hereto)	Filed herewith

24.89	Power of Attorney with respect to 17111 Waterview Pkwy LLC (included in the signature pages hereto)	Filed herewith

24.90	Power of Attorney with respect to Korry Electronics Co. (included in the signature pages hereto)	Filed herewith

24.91	Power of Attorney with respect to Memtron Technologies Co. (included in the signature pages hereto)	Filed herewith

24.92	Power of Attorney with respect to Sunbank Family of Companies LLC (included in the signature pages hereto)	Filed herewith

24.93	Power of Attorney with respect to Joslyn Sunbank Company, LLC (included in the signature pages hereto)	Filed herewith

24.94	Power of Attorney with respect to Armtec Defense Products Co. (included in the signature pages hereto)	Filed herewith

24.95	Power of Attorney with respect to Armtec Countermeasures Co. (included in the signature pages hereto)	Filed herewith

24.96	Power of Attorney with respect to Armtec Countermeasures TNO Co. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From

24.97	Power of Attorney with respect to Racal Acoustics, Inc. (included in the signature pages hereto)	Filed herewith

24.98	Power of Attorney with respect to Gamesman Inc. (included in the signature pages hereto)	Filed herewith

25.1	Statement of Eligibility of Trustee with respect to the Indenture dated as of May 8, 2018, relating to the 6.875% Senior Subordinated Notes due 2026	Filed herewith

99.1	Form of Letter of Transmittal	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

99.2	Form of Notice of Guaranteed Delivery	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

99.3	Form of Letter to Clients	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

99.4	Form of Letter to Nominees	Previously filed with the Registration Statement on Form S-4 (No. 333-228336) filed on November 9, 2018

(b)        Financial Statement Schedules. Financial statement schedules are omitted because they are not required or the required information is shown in the consolidated financial statements or the notes thereto incorporated by reference into the prospectus that forms a part of this registration statement.

(c)        Opinions. Not applicable.

Item 22. Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(8) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(9) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm UK Holdings plc has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TRANSDIGM UK HOLDINGS PLC

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Director

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Jonathan D. Crandall Jonathan D. Crandall	Director (Principal Executive and Financial Officer and Authorized Representative in the United States)	April 2, 2019

/s/ Sarah Wynne Sarah Wynne	Director (Principal Accounting Officer)	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TRANSDIGM INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Group Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance (Principal Accounting Officer)	April 2, 2019

* W. Nicholas Howley	Executive Chairman and Director	April 2, 2019

* David Barr	Director	April 2, 2019

* William Dries	Director	April 2, 2019

* Mervin Dunn	Director	April 2, 2019

* Michael Graff	Director	April 2, 2019

* Sean P. Hennessy	Director	April 2, 2019

* Raymond F. Laubenthal	Director	April 2, 2019

* Gary E. McCullough	Director	April 2, 2019

Signature	Title	Date

* Douglas W. Peacock	Director	April 2, 2019

* Michele Santana	Director	April 2, 2019

* Robert J. Small	Director	April 2, 2019

* John Staer	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Champion Aerospace LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

CHAMPION AEROSPACE LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Adams Rite Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ADAMS RITE AEROSPACE, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MarathonNorco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MARATHONNORCO AEROSPACE, INC.

By: /s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avionic Instruments LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AVIONIC INSTRUMENTS LLC

By: TransDigm Inc., its sole member

By: /s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Skurka Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SKURKA AEROSPACE INC.

By: /s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CDA InterCorp LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

CDA INTERCORP LLC

By: TransDigm Inc., its sole member

By: /s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aviation Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AVIATION TECHNOLOGIES, INC.

By: /s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AvtechTyee, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AVTECHTYEE, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Transicoil LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TRANSICOIL LLC

By:	Aviation Technologies, Inc., its sole member

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director of Aviation Technologies, Inc., its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of Aviation Technologies, Inc., its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of Aviation Technologies, Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AeroControlex Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AEROCONTROLEX GROUP, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

* Kevin M. Stein	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Acme Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ACME AEROSPACE, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Dukes Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

DUKES AEROSPACE, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CEF Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

CEF INDUSTRIES, LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BRUCE AEROSPACE INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Semco Instruments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SEMCO INSTRUMENTS, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hartwell Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

HARTWELL CORPORATION

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace DE, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MCKECHNIE AEROSPACE DE, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, President, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MCKECHNIE AEROSPACE HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MCKECHNIE AEROSPACE US LLC

By:	McKechnie Aerospace DE, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, President, Chief Executive Officer and Director of McKechnie Aerospace DE, Inc., its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of McKechnie Aerospace DE, Inc., its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of McKechnie Aerospace DE, Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Texas Rotronics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TEXAS ROTRONICS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Electromech Technologies LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ELECTROMECH TECHNOLOGIES LLC

By:	McKechnie Aerospace US LLC, its
sole member

By:	McKechnie Aerospace DE, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, President,
Chief Executive Officer and Director of
McKechnie Aerospace DE, Inc., the sole member of
McKechnie Aerospace US LLC, its sole member
	(Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of McKechnie Aerospace DE, Inc., the sole member of McKechnie Aerospace US LLC, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of McKechnie Aerospace DE, Inc., the sole member of McKechnie Aerospace US LLC, its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Schneller LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SCHNELLER LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HarcoSemco LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

HARCOSEMCO LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe Global Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AMSAFE GLOBAL HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BRIDPORT HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AMSAFE, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Shield Restraint Systems, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SHIELD RESTRAINT SYSTEMS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport-Air Carrier, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BRIDPORT-AIR CARRIER, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Erie Aviation, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Jonathan D. Crandall
Name:	Jonathan D. Crandall
Title:	Chairman of the Board of Directors and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Jonathan D. Crandall Jonathan D. Crandall	Chairman of the Board of Directors, President and Director (Principal Executive Officer)	April 2, 2019

* Michael J. Lisman	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

* Kevin M. Stein	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Jonathan D. Crandall
Jonathan D. Crandall, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Arkwin Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2018.

ARKWIN INDUSTRIES, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Whippany Actuation Systems, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

WHIPPANY ACTUATION SYSTEMS, LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aerosonic LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AEROSONIC LLC

By: TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Acquisition, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE ACQUISITION, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Global, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE GLOBAL, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE SYSTEMS NORTH AMERICA INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE HOLDINGS, INC.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer, President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America of CA Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

By:	/s/ Jonathan D. Crandall

Name:	Jonathan D. Crandall
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Bryce Wiedeman	Chairman of the Board of Directors and President (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

* Michael J. Lisman	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Jonathan D. Crandall
Jonathan D. Crandall, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems NA Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE SYSTEMS NA INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America of NJ Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avionics Specialties, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AVIONICS SPECIALTIES, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PneuDraulics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

PNEUDRAULICS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Telair US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TELAIR US LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Telair International LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TELAIR INTERNATIONAL LLC

By: Telair US LLC, its sole member

By: TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., the sole member of Telair US LLC, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., the sole member of Telair US LLC, its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., the sole member of Telair US LLC, its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., the sole member of Telair US LLC, its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pexco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

PEXCO AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Breeze-Eastern LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BREEZE-EASTERN LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	April 2, 2019

* James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	April 2, 2019

* Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ILC Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ILC HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Data Device Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

DATA DEVICE CORPORATION

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Beta Transformer Technology Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BETA TRANSFORMER TECHNOLOGY CORPORATION

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Beta Transformer Technology LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

BETA TRANSFORMER TECHNOLOGY LLC

By:	Beta Transformer Technology Corporation, its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director of Beta Transformer Technology Corporation, its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer and Director of Beta Transformer Technology Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of Beta Transformer Technology Corporation, its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Young & Franklin Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

YOUNG & FRANKLIN INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Tactair Fluid Controls, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TACTAIR FLUID CONTROLS, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Johnson Liverpool LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

JOHNSON LIVERPOOL LLC

By: Young & Franklin Inc., its sole member

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director of Young & Franklin Inc., its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of Young & Franklin Inc., its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of Young & Franklin Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, North Hills Signal Processing Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

NORTH HILLS SIGNAL PROCESSING CORP.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, North Hills Signal Processing Overseas Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

By:	/s/ Michael J. Lisman

Name:	Michael J. Lisman
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Kirkhill, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

KIRKHILL INC.

By:	/s/ Jonathan D. Crandall

Name:	Jonathan D. Crandall
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* Kevin McHenry	President (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

* Michael J. Lisman	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Jonathan D. Crandall
Jonathan D. Crandall, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Extant Components Group Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

EXTANT COMPONENTS GROUP HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Extant Components Group Intermediate, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

EXTANT COMPONENTS GROUP INTERMEDIATE, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Symetrics Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SYMETRICS INDUSTRIES, LLC

By:	Symetrics Technology Group, LLC, its sole member

By:	Extant Components Group Intermediate, Inc., its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director of Extant Components Group Intermediate, Inc., the sole member of Symetrics Technology Group, LLC, its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of Extant Components Group Intermediate, Inc., the sole member of Symetrics Technology Group, LLC, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of Extant Components Group Intermediate, Inc., the sole member of Symetrics Technology Group, LLC, its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Symetrics Technology Group, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SYMETRICS TECHNOLOGY GROUP, LLC

By:	Extant Components Group Intermediate, Inc., its sole member

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director of Extant Components Group Intermediate, Inc., its sole member (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer of Extant Components Group Intermediate, Inc., its sole member (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director of Extant Components Group Intermediate, Inc., its sole member	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TEAC Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TEAC AEROSPACE HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TEAC Aerospace Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TEAC AEROSPACE TECHNOLOGIES, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

* James F. Gerwien	President (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

* Michael J. Lisman	Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Jonathan D. Crandall
Jonathan D. Crandall, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Skandia, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SKANDIA, INC.

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

* Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

* Halle F. Terrion	Secretary and Director	April 2, 2019

*

The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S-4 pursuant to the Power of Attorney executed by the above-named directors and officers of the registrant, which is incorporated by reference herein.

By:	/s/ Michael J. Lisman
Michael J. Lisman, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Technologies Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE TECHNOLOGIES CORPORATION

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Souriau USA, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SOURIAU USA, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline International Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE INTERNATIONAL COMPANY

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Leach Holding Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

LEACH HOLDING CORPORATION

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Leach International Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

LEACH INTERNATIONAL CORPORATION

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Leach Technology Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

LEACH TECHNOLOGY GROUP, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TA Aerospace Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

TA AEROSPACE CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE US LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CMC Electronics Aurora LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

CMC ELECTRONICS AURORA LLC

By:	Esterline US LLC, its sole member

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, the sole member of Esterline US LLC, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, the sole member of Esterline US LLC, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, the sole member of Esterline US LLC, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, the sole member of Esterline US LLC, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Advanced Input Devices, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ADVANCED INPUT DEVICES, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Europe Company LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE EUROPE COMPANY LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Georgia US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE GEORGIA US LLC

By: Esterline Europe Company LLC, its sole member

By: Esterline Technologies Corporation, its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, the sole member of Esterline Europe Company LLC, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, the sole member of Esterline Europe Company LLC, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, the sole member of Esterline Europe Company LLC, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, the sole member of Esterline Europe Company LLC, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Federal LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE FEDERAL LLC

By: Esterline Georgia US LLC, its sole member

By: Esterline Technologies Corporation, its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, the sole member of Esterline Georgia US LLC, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, the sole member of Esterline Georgia US LLC, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, the sole member of Esterline Georgia US LLC, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, the sole member of Esterline Georgia US LLC, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Angus Electronics Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ANGUS ELECTRONICS CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Avista, Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

AVISTA, INCORPORATED

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Sensors Services Americas, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE SENSORS SERVICES AMERICAS, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Technologies SGIP LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ESTERLINE TECHNOLOGIES SGIP LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hytek Finishes Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

HYTEK FINISHES CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Janco Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

JANCO CORPORATION

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Mason Electric Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MASON ELECTRIC CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NMC Group Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

NMC GROUP INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer and Director (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Norwich Aero Products, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

NORWICH AERO PRODUCTS, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Palomar Products, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

PALOMAR PRODUCTS, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, 17111 Waterview Pkwy LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

17111 WATERVIEW PKWY LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Korry Electronics Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

KORRY ELECTRONICS CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Memtron Technologies Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

MEMTRON TECHNOLOGIES CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Sunbank Family of Companies LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

SUNBANK FAMILY OF COMPANIES LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Joslyn Sunbank Company, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

JOSLYN SUNBANK COMPANY, LLC

By:	Esterline Technologies Corporation,
its sole member

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member (Principal Executive Officer)	April 2, 2019

/s/ Michael J. Lisman Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer of Esterline Technologies Corporation, its sole member (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Defense Products Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ARMTEC DEFENSE PRODUCTS CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Countermeasures Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ARMTEC COUNTERMEASURES CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Countermeasures TNO Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

ARMTEC COUNTERMEASURES TNO CO.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Racal Acoustics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

RACAL ACOUSTICS, INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	President and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Gamesman Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 2nd day of April, 2019.

GAMESMAN INC.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman Michael J. Lisman	Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2019

/s/ Jonathan D. Crandall Jonathan D. Crandall	Treasurer (Principal Financial and Accounting Officer)	April 2, 2019

/s/ Halle F. Terrion Halle F. Terrion	Secretary and Director	April 2, 2019